JPMorgan International Equity Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

February 29, 2008
as supplemented October 27, 2008

JPMORGAN TRUST I (‘JPMT I’)
JPMorgan Asia Equity Fund (‘Asia Equity Fund’)
JPMorgan China Region Fund (‘China Region Fund’)
JPMorgan Emerging Markets Equity Fund (‘Emerging Markets Equity Fund’)
JPMorgan India Fund (‘India Fund’)
JPMorgan International Equity Fund (‘International Equity Fund’)
JPMorgan International Opportunities Fund (‘International Opportunities Fund’)
JPMorgan International Small Cap Equity Fund (‘International Small Cap Equity Fund’)
JPMorgan International Value Fund (‘International Value Fund’)
JPMorgan Intrepid European Fund (‘Intrepid European Fund’)
JPMorgan Intrepid International Fund (‘Intrepid International Fund’)
JPMorgan Intrepid Japan Fund (‘Intrepid Japan Fund’ formerly known as
JPMorgan Japan Fund)
JPMorgan Latin America Fund (‘Latin America Fund’)
JPMorgan Russia Fund (‘Russia Fund’)

JPMORGAN TRUST II (‘JPMT II’)
JPMorgan International Equity Index Fund (‘International Equity Index Fund’)

(each a ‘Fund’ and collectively, the ‘Funds’)

This Statement of Additional Information (‘SAI’) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 29, 2008, as supplemented from time to time (‘Prospectuses’). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2007 included in the annual Shareholder Reports relating to the Funds (collectively, ‘Financial Statements’). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. (‘JPMDS’ or the ‘Distributor’), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds.

          For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 1-800-480-4111

SAI-INTEQ-1008

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

          The Funds (other than the JPMorgan International Equity Index Fund) are series of JPMorgan Trust I (‘JPMT I’), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. Each Fund (other than the JPMorgan China Region Fund, the JPMorgan India Fund, the JPMorgan International Equity Index Fund, the JPMorgan Latin America Fund and the JPMorgan Russia Fund ) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series (‘Predecessor Funds) prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (‘JPMMFS’) on February 18, 2005.

          The International Equity Index Fund is a series of JPMorgan Trust II (‘JPMT II’), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The JPMorgan International Equity Index Fund, which is a series of JPMT II was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985.

          The Predecessor Funds were formerly series of the following business trusts (the ‘Predecessor Trusts’):

J.P. Morgan Institutional Funds (‘JPMIF’)
JPMorgan Emerging Markets Equity Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund

J.P. Morgan Mutual Fund Group (‘JPMMFG’)
JPMorgan Asia Equity Fund
JPMorgan Intrepid European Fund
JPMorgan International Small Cap Equity Fund
JPMorgan Intrepid International Fund
JPMorgan Intrepid Japan Fund

J.P. Morgan Mutual Fund Select Group (‘JPMMFSG’)
JPMorgan International Equity Fund

One Group Mutual Funds (‘OGMF’)
JPMorgan International Equity Index Fund

          JPMIF. Prior to February 19, 2005, the Emerging Markets Equity Fund, International Opportunities Fund and International Value Fund were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on November 4, 1992.

          JPMMFG. Prior to February 19, 2005, the Asia Equity Fund, Intrepid European Fund, Intrepid International Fund, International Small Cap Equity Fund and Intrepid Japan Fund were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 11, 1987.

Part I - 1

          JPMMFSG. Prior to February 19, 2005, International Equity Fund was a series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on October 1, 1996.

          After the close of business on February 18, 2005, the JPMorgan International Opportunities Fund acquired all of the assets and liabilities of JPMorgan Global 50 Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan International Opportunities Fund, and JPMST, on behalf of JPMorgan Global 50 Fund. Similarly, after the close of business on February 18, 2005, the JPMorgan International Equity Fund acquired all of the assets and liabilities of One Group Diversified International Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFSG, on behalf of JPMorgan International Equity Fund, and One Group Mutual Funds, on behalf of One Group Diversified International Fund.

          On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called ‘JPMorgan Trust I’ (‘Redomiciliation’). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

          At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005

          For ease of reference, throughout this SAI, the Board of Trustees of JPMT I, the Board of Trustees of JPMT II and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the ‘Board of Trustees.’

Share Classes

          Shares in the Funds of the Trusts are generally offered in multiple classes. The following chart shows the share classes that have been authorized for issuance and sale by the Board of Trustees:

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Class R5	Class R2

Asia Equity Fund	X	X	X	X	X
China Region Fund	X		X	X		X
Emerging Markets Equity Fund	X	X	X	X	X
India Fund	X		X	X		X
International Equity Fund	X	X	X	X		X	X
International Opportunities Fund	X	X	X	X	X
International Small Cap Equity Fund	X	X	X	X	X
International Value Fund	X	X	X	X	X		X

Part I - 2

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Class R5	Class R2

Intrepid European Fund	X	X	X	X	X
Intrepid International Fund	X	X	X	X	X		X
Intrepid Japan Fund	X	X	X	X	X
Latin America Fund	X		X	X		X
Russia Fund	X		X	X		X
International Equity Index Fund	X	X	X	X	X		X

          The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Class R5	Class R2

Asia Equity Fund	X			X	X
China Region Fund	X		X	X		X
Emerging Markets Equity Fund	X	X	X	X	X
India Fund	X		X	X		X
International Equity Fund	X	X	X	X		X	X*
International Opportunities Fund	X	X	X	X	X
International Small Cap Equity Fund				X
International Value Fund	X	X	X	X	X		X*
Intrepid European Fund	X	X	X	X	X
Intrepid International Fund	X		X	X	X		X*
Intrepid Japan Fund	X	X	X	X
Latin America Fund	X		X	X		X
Russia Fund	X		X	X		X
International Equity Index Fund	X	X	X	X			X*

*	Class R2 Shares are first being offered as of the date of this SAI.

Part I - 3

Miscellaneous

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

          This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMMFG, J.P. Morgan Mutual Fund Investment Trust (‘JPMMFIT’), and J.P. Morgan Fleming Mutual Fund Group, Inc. (‘JPMFMFG’) (each a ‘JPMorgan Fund,’ and together with the Funds, the ‘JPMorgan Funds’). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT, and JPMFMFG are each referred to as a ‘Trust’ and collectively, as the ‘Trusts.’ Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, are referred to herein as the ‘Board of Trustees’ and each trustee or director is referred to as a ‘Trustee.’

          The Funds are advised by J.P. Morgan Investment Management Inc. (‘JPMIM’). Certain other of the JPMorgan Funds are advised by JPMorgan Investment Advisors Inc. (‘JPMIA’, formerly known as Banc One Investment Advisors Corporation) or Security Capital Research & Management Incorporated (‘SC-R&M’), and/or sub-advised by JF International Management Inc. (‘JFIMI’) or Highbridge Capital Management, LLC (‘HCM’). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the ‘Advisers’ and, individually, as the ‘Adviser.’ JFIMI and HCM are also referred to herein as the ‘Sub-Advisers’ and, individually, as the ‘Sub-Adviser.’

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (‘JPMorgan Chase Bank’), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

          The following investment restrictions have been adopted by the respective Trust with respect to the applicable Funds. The investment restrictions listed below under the heading ‘Fundamental Investment Restrictions’ are ‘fundamental’ policies which, under the Investment Company Act of 1940, as amended (‘1940 Act’) may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in ‘Additional Information’ in Part II of this SAI. All other investment policies of each of the Funds (including their respective investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

          The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be

Part I - 4

considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

              For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

              In addition, each of the Asia Equity Fund, China Region Fund, Emerging Markets Equity Fund, India Fund, International Equity Fund, International Equity Index Fund, International Small Cap Equity Fund, Intrepid European Fund, Intrepid Japan Fund, Latin America Fund and Russia Fund has an 80% investment policy which is described in its Prospectus. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Fundamental Investment Restrictions.

(1)          The International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund, International Opportunities Fund and International Equity Index Fund may not make any investment inconsistent with their classification as a diversified investment company under the 1940 Act;

(2)          (a)          The International Value Fund, Emerging Markets Equity Fund, International Small Cap Equity Fund, International Opportunities Fund and the Intrepid International Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

              (b)          The Asia Equity Fund, China Region Fund, India Fund, International Equity Fund, Intrepid European Fund, Intrepid Japan Fund, Latin America Fund and Russia Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of that Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction. The International Equity Index Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

Part I - 5

(3)          (a)          The Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund, International Opportunities Fund and the Intrepid International Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

              (b)          The Intrepid Japan Fund, Asia Equity Fund, Intrepid European Fund and International Equity Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

               (c)           The China Region Fund, India Fund, Latin America Fund and Russia Fund may not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(4)          The Funds may not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(5)          The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”);

(6)          (a)           The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, these Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) (except for the Intrepid International Fund) make direct investments in mortgages;

              (b)          The Asia Equity Fund, China Region Fund, India Fund, International Equity Fund, International Equity Index Fund, Intrepid European Fund, Intrepid Japan Fund, Latin America Fund and Russia Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7)          (a)          The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

Part I - 6

              (b)           The Intrepid Japan Fund, Asia Equity Fund, Intrepid European Fund and International Equity Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

              (c)           The China Region Fund, India Fund, International Equity Index Fund, Latin America Fund and Russia Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)          (a)           The Funds, except for the International Equity Index Fund, may make loans to other persons, in accordance with a Fund’s investment objective and policies and to the extent permitted by applicable law;

               (b)          The International Equity Index Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

(9)           The Intrepid European Fund may not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

(10)         The Intrepid European Fund may not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund’s portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund;

(11)          The Intrepid European Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

(12)          The International Equity Index Fund may not purchase securities on margin or sell securities short for use of short-term credit necessary for clearance of purchases of portfolio securities;

(13)          The International Equity Index Fund may not purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded);

(14)          The International Equity Index Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

                In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Asia Equity Fund, China Region Fund, India Fund, International Equity Fund, Intrepid European Fund, Intrepid Japan Fund, Latin America Fund and Russia Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

Part I - 7

                  For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment restriction (2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (2)(b) above.

                  Non-Fundamental Investment Restrictions. Each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval.

(1)             None of the Funds may acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments which are illiquid;

(2)             None of the Funds, except for the International Equity Index Fund, China Region Fund, India Fund, Latin America Fund and Russia Fund may make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)             Each of the Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)             The Intrepid Japan Fund, Asia Equity Fund, Intrepid European Fund and International Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(5)             The Intrepid Japan Fund, Asia Equity Fund, Intrepid European Fund and International Equity Fund may not purchase or sell interests in oil, gas or mineral leases;

(6)             The Intrepid Japan Fund, Asia Equity Fund, Intrepid European Fund and International Equity Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7)             Each of the Intrepid Japan Fund, Asia Equity Fund, Intrepid European Fund and International Equity Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies; and

(8)             None of the Funds may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 8

             For investment restriction purposes for the Intrepid Japan Fund, Asia Equity Fund, Intrepid European Fund and International Equity Fund, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

             With respect to the Intrepid European Fund, as a matter of non-fundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments (“OECD investments”): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development (“OECD country”); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees’ opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund’s holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund’s portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

INVESTMENT PRACTICES

             The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE

Asia Equity Fund	1
China Region Fund	2
Emerging Markets Equity Fund	3
India Fund	4
International Equity Fund	5
International Opportunities Fund	6
International Small Cap Equity Fund	7
International Value Fund	8
Intrepid European Fund	9
Intrepid International Fund	10
Intrepid Japan Fund	11
Latin America Fund	12
Russia Fund	13
International Equity Index Fund	14

Part I - 9

Instrument	Fund Code	Part II Section Reference

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	4,5,9	Mortgage-Related Securities

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	4,5,9	Asset-Backed Securities

Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.	4,5,9	Auction Rate Securities

Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

	1-14	Bank Obligations

Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

	1-14	Miscellaneous Investment Strategies and Risks

Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1-14	Foreign Investments (including Foreign Currencies)

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.

	1-14	Options and Futures Transactions

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1,3-12,14	Commercial Paper

Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	1,3-11,14	Miscellaneous Investment Strategies and Risks

Part I - 10

Instrument	Fund Code	Part II Section Reference

Common Stock: Shares of ownership of a company.	1-14	Equity Securities, Warrants and Rights

Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-14	Equity Securities, Warrants and Rights

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-14	Convertible Securities

Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-14	Debt Instruments

Credit Default Swaps(“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

	2,4,5,9, 12-13	Swaps and Related Swap Products

Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	4,5,9	Custodial Receipts

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	4,5,9	Demand Features

Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

	1-14	Foreign Investments (including Foreign Currencies)

Part I - 11

Instrument	Fund Code	Part II Section Reference

Exchange Traded Fund (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.

	1-14	Investment Company Securities and Exchange Traded Funds

Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and interest rate and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.

	1-14	Foreign Investments (including Foreign Currencies)

Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADR”), Global Depositary Receipts (“GDR”), European Depositary Receipts (“EDR”) and American Depositary Securities.

	1-14	Foreign Investments (including Foreign Currencies)

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.

	2,4,5, 9, 12-13	Debt Instruments

Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	4,5,9	Debt Instruments

Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1-11, 13-14	Equity Securities, Warrants and Rights

Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1-14	Miscellaneous Investment Strategies and Risks

Part I - 12

Instrument	Fund Code	Part II Section Reference

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	4,5	Inverse Floating and Interest Rate Caps

Investment Company Securities: Shares of other investment companies, including funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

	1-14	Investment Company Securities and Exchange Traded Funds

Loan Assignments and Participations: Assignments of, or participations in all or a portion of loans to corporations or to governments, including governments in less developed countries.	4,5,9	Loan Assignments and Participations

Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	1,3-11,14	Master Limited Partnerships

Mortgages (Directly Held): Debt instruments secured by real property.	4,5,9	Mortgage-Related Securities

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans, including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed securities.	4,5,9	Mortgage-Related Securities

Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	4,5,9	Mortgage-Related Securities

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	4,5,9	Municipal Securities

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1-14	Miscellaneous Investment Strategies and Risks

Part I - 13

Instrument	Fund Code	Part II Section Reference

Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-14	Foreign Investments (including Foreign Currencies)

Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.

	1-14	Options and Futures Transactions

Preferred Stocks: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-14	Equity Securities, Warrants and Rights

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

	1-14	Miscellaneous Investment Strategies and Risks

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-12,14	Real Estate Investment Trusts

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-14	Repurchase Agreements

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

	1-14	Reverse Repurchase Agreements

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

	1-14	Miscellaneous Investment Strategies and Risks

Part I - 14

Instrument	Fund Code	Part II Section Reference

Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1-6, 8,9,11-14	Securities Lending

Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

	1,3-14	Short Selling

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1,3, 5-11,14	Short-Term Funding Agreements

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions	1-14	Foreign Investments (including Foreign Currencies)

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a REMIC or CMO structure.	4,5,9	Mortgage-Related Securities

Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

	1,3-11,14	Structured Investments

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

	2,4-10, 12-14	Swaps and Related Swap Products

Part I - 15

Instrument	Fund Code	Part II Section Reference

Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	4,5,9	Swaps and Related Swap Products

Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest a portion of its assets in cash and cash equivalents for temporary defensive purposes.	1-14	Miscellaneous Investment Strategies and Risks

Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

	1,3-11,14	Treasury Receipts

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.

	1,3-11,14	Mortgage-Related Securities

U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).

	1-14	U.S. Government Obligations

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand or at the expiration of a specified term.

	4,5, 9,10,14	Debt Instruments

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-14	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.

	4,5, 9,10,14	Debt Instruments

Part I - 16

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

INVESTMENTS IN THE CHINA REGION

          Investing in China, Hong Kong and Taiwan (collectively, “the China Region”) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in China; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China region companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (t) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Part I - 17

          Investment in the China Region is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

          As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

          In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

          People’s Republic of China. The government of the People’s Republic of China is dominated by the one-party rule of the Chinese Communist Party.

          China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

          Growth has also put a strain on China’s aging infrastructure. Over the past year, the government has attempted to slow down the pace of growth through administrative measures. An interest rate increase was also meant to tighten access to capital, but Chinese state-owned banks often care little about risk and profitability.

          As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. The Chinese legal system is based on statutes. Over the past 25 years, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, these laws are relatively new and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain.

          Hong Kong. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and

Part I - 18

foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. China has committed by treaty to preserve Hong Kong’s autonomy until 2047; however, if China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

          Taiwan. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. As an export-oriented economy, Taiwan depends on an open world trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region.

          The Fund may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. The Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The government of China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies that meet one of the following categories: the company is organized under the laws of, or has a principal office in China (including Hong Kong and Macau) or Taiwan; the principal securities market for the issuer is China or Taiwan; the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the issuer’s assets are located in China or Taiwan.

INVESTMENTS IN INDIA

          Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable domestic issuers, but may offer the potential for higher returns over the long term. The securities held by the India Fund will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in

Part I - 19

registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

          The value of the Fund’s investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

          Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. The Adviser is a registered FII and the inclusion of the Fund in the Adviser’s registration was approved by SEBI. FIIs are required to observe certain investment restrictions which may limit the Fund’s ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.

          India’s guidelines under which foreign investors, such as the Fund, may invest in Indian securities are new and evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent the Fund invests in other countries. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.

          The Sub-Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Fund’s income, gains or initial capital from India will not occur.

          A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

          India’s stock market is undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in India is comparatively underdeveloped.

Part I - 20

Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the United States and other more developed securities markets.

          Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.

          Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the econonmy and consequently, adversely affect the Fund’s investments.

          The Fund may use participatory notes, which function similarly to ADRs except that Indian-based brokerages, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors. Indian-based brokerages buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike ADRs, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the Indian-based brokerage’s) ability to meet its obligations.

INVESTMENTS IN LATIN AMERICA

          As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the fund’s interests in securities denominated in such currencies.

Part I - 21

          Argentina’s recent bankruptcy and the spreading financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the stock market.

          Substantial limitations may exist in certain countries with respect to the Latin America Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

          Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

          Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

INVESTMENTS IN RUSSIA

          Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

          Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and

Part I - 22

economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed in the Soviet Union.

          Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

          Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

          Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and is normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Russia Fund to lose its registration through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

          The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

          Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued

Part I - 23

the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors face the possibility of further devaluations. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

          Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

INVESTMENT PRACTICES FOR THE INTERNATIONAL EQUITY INDEX FUND

Foreign Currency Transactions

          Although the Fund has no current intention to do so, the Fund may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

          The Fund will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the Fund will not hedge a currency substantially in excess (as determined by the Adviser) of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the cases of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will earmark and reserve, at its custodian or sub-custodians, U.S. government or other high quality liquid securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The Fund may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33⅓% of its total assets from foreign currency options, futures, related options and forward currency transactions.

          For a more complete discussion see the “Foreign Investments (including Foreign Currencies)” section in Part II of this SAI.

Index Investing

          It is anticipated that the indexing approach that will be employed by the Fund will be an effective method of substantially tracking percentage changes in the Gross Domestic Product (“GDP”) weighted Morgan Stanley Capital International Europe, Australasia, Far East Index (the “International Index” or “MSCI EAFE GDP Index”). The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the International Index of at least 0.90, without taking into account expenses. It is a reasonable expectation that there will be a close correlation between the Fund’s performance and that of the International Index in both rising and falling markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the International Index. The Fund’s ability to correlate its performance with the International Index, however, may be affected by, among other things, changes in securities markets, the manner in which the International Index is calculated by Morgan Stanley Capital International (“MSCI”) and the timing of purchases and

Part I - 24

redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

          MSCI computes and publishes the International Index. MSCI also computes the country weights which are established based on annual GDP data. GDP is defined as a country’s Gross National Product, or total output of goods and services, adjusted by the following two factors: net labor income (labor income of domestic residents working abroad less labor income of foreigners working domestically) plus net interest income (interest income earned from foreign investments less interest income earned from domestic investments by foreigners). Country weights are thus established in proportion to the size of their economies as measured by GDP, which results in a more uniform distribution of capital across the EAFE markets (i.e., Europe, Australasia, Far East) than if capitalization weights were used as the basis. The country weights within the International Index are systematically rebalanced annually to the most recent GDP weights.

          MSCI chooses the stocks to be included in the International Index largely on a statistical basis. Inclusion of a stock in the International Index in no way implies an opinion by MSCI as to its attractiveness as an investment. The International Index is determined, composed and calculated by MSCI without regard to the Fund. MSCI is neither a sponsor of, nor in any way affiliated with, the Fund. MSCI makes no representation or warranty, expressed or implied, on the advisability of investing in the Fund or as to the ability of the International Index to track general stock market performance. MSCI disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the International Index or any data included therein. “MSCI EAFE Index” and “MSCI EAFE GDP Index” are service marks of MSCI.

          Limitations on purchases of securities. In addition to restrictions imposed on the Fund under the 1940 Act, the Adviser may be restricted from purchasing securities for the Fund due to various regulatory requirements applicable to such securities. Such regulatory requirements (e.g., regulations applicable to banking entities, insurance companies and public utility holdings companies) may limit the amount of securities that may be owned by accounts over which the Adviser or its affiliates have discretionary authority or control. As a result, there may be times when the Adviser is unable to purchase securities that would otherwise be purchased to replicate the applicable index.

          Limitations on the Use of Options.The Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker-dealers with whom a Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

          Use of When-Issued Securities and Forward Commitments. The Fund does not intend to purchase “when issued” securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described under the heading “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” in Part II of this SAI, the Fund’s liquidity and the ability of its Adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of the Fund’s total assets. The Fund may dispose of a when-issued security or forward commitment prior to settlement if the Fund’s Adviser deems it appropriate to do so.

Part I - 25

DIVERSIFICATION

          The Funds intend to meet the diversification requirement of the 1940 Act. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

          For a more complete discussion, see the “Diversification” section in Part II of this SAI.

QUALITY DESCRIPTION

          At the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s or S&P and the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser’s opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody’s or S&P, or if unrated, the investment must be of comparable quality in the Adviser’s opinion.

          In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

PORTFOLIO TURNOVER

          A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distribution and Tax Matters” section in Part II of this SAI.

          The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended 10/31/06	Fiscal Year Ended 10/31/07

Asia Equity Fund	99%	78%
China Region Fund	N/A	50%
Emerging Markets Equity Fund	4%	26%
India Fund	N/A	17%
International Equity Fund	22%	14%
International Opportunities Fund	92%	92%
International Value Fund	80%	92%
Intrepid European Fund	97%	171	%(1)
Intrepid International Fund	92%	84%
International Equity Index Fund*	^**	15%
Intrepid Japan Fund	151%	111%
Latin America Fund	N/A	39%
Russia Fund	N/A	68%

Part I - 26

1.	The portfolio turnover was higher due to an increase in market and company volatility.

*	The Fund’s fiscal year end was 6/30. As of the date of this SAI, the Fund has changed its fiscal year to 10/31.

**	July 1, 2006 through October 31, 2006 for the International Equity Index Fund.

^	Amount rounded less than 1%.

TRUSTEES

Standing Committees

          There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

          The Audit Committee met four times during the fiscal year ended October 31, 2007. The Compliance Committee met four times during the fiscal year ended October 31, 2007. The Governance Committee and met seven times during the fiscal year ended October 31, 2007. The Investments Committee met five times during the fiscal year ended October 31, 2007. For a more complete discussion, see the “Trustee” section in Part II of this SAI.

Ownership of Securities

          The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2007, in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Dollar Range of Equity Securities in Asia Equity Fund	Dollar Range of Equity Securities in China Region Fund	Dollar Range of Equity Securities in Emerging Markets Equity Fund	Dollar Range of Equity Securities in India Fund	Dollar Range of Equity Securities in International Equity Fund

Independent Trustees
William J. Armstrong	None	$10,001-50,000	None	$10,001-50,000	None
John F. Finn	None	None	None	Over $100,000	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None
Peter C. Marshall	$10,001-50,000	None	None	None	None
Marilyn McCoy	None	None	Over $100,000	None	None
William G. Morton, Jr.	None	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None	None
Fergus Reid, III	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None	None

Part I - 27

Name of Trustee	Dollar Range of Equity Securities in International Opportunities Fund	Dollar Range of Equity Securities in International Small Cap Equity Fund	Dollar Range of Equity Securities in International Value Fund	Dollar Range of Equity Securities in Intrepid European Fund	Dollar Range of Equity Securities in Intrepid International Fund	Dollar Range of Equity Securities in Intrepid Japan Fund

Independent Trustees
William J. Armstrong	None	None	None	None	None	None
John F. Finn	None	None	None	Over $100,000	Over $100,000	None
Dr. Matthew Goldstein	None	None	None	$10,001-50,000	None	$10,001-50,000
Robert J. Higgins	None	None	None	Over $100,000	None	$50,001-100,000
Peter C. Marshall	$10,001-50,000	None	$10,001-50,000	$50,001-100,000	None	None
Marilyn McCoy	None	None	None	None	None	None
William G. Morton, Jr.	None	None	None	Over $100,000	None	None
Robert A. Oden, Jr.	None	None	None	None	None	None
Fergus Reid, III	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None	None	None

Part I - 28

Name of Trustee	Dollar Range of Equity Securities in Latin America Fund	Dollar Range of Equity Securities in Russia Fund	Dollar Range of Equity Securities in International Equity Index Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Independent Trustees
William J. Armstrong	None	None	None	Over $100,000
John F. Finn	None	Over $100,000	None	Over $100,000
Dr. Matthew Goldstein	None	None	None	Over $100,000
Robert J. Higgins	None	None	None	Over $100,000
Peter C. Marshall	None	None	None	Over $100,000
Marilyn McCoy	None	None	Over $100,000	Over $100,000
William G. Morton, Jr.	None	None	$50,001-100,000	Over $100,000
Robert A. Oden, Jr.	None	None	$50,001-100,000	Over $100,000
Fergus Reid, III	None	None	None	Over $100,000
Frederick W. Ruebeck	None	None	Over $100,000	Over $100,000
James J. Schonbachler	None	None	None	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (145 funds).

(2) For Mr. Spalding, the amount includes deferred compensation balances through participation in the JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For Ms. McCoy and Messrs. Finn, Higgins, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2007.

          As of December 31, 2007, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

          The Funds of the JPMorgan Fund Complex overseen by the Trustees pay each Trustee an annual fee of $220,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $198,000 and the Vice Chairman $66,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $44,000 and $33,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2007, is set forth below:

Part I - 29

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	Ownership of Asia Equity Fund	Ownership of China Region Fund	Ownership of Emerging Markets Equity Fund	Ownership of India Fund	Ownership of International Equity Fund

Independent Trustees
William J. Armstrong	$467	$5	$399	$4	$3,366
Roland R. Eppley, Jr.*	364	4	310	3	2,622
John F. Finn	364	4	310	3	2,622
Dr. Matthew Goldstein	417	5	356	4	3,008
Robert J. Higgins	417	5	356	4	3,008
Peter C. Marshall	497	5	424	4	3,581
Marilyn McCoy	467	5	399	4	3,366
William G. Morton, Jr.	364	4	310	3	2,622
Robert A. Oden, Jr.	364	4	310	3	2,622
Fergus Reid, III	696	8	594	6	5,014
Frederick W. Ruebeck	417	5	356	4	3,008
James J. Schonbachler	364	4	310	3	2,622
Interested Trustee
Leonard M. Spalding, Jr.	467	5	399	4	3,366

Name of Trustee	Ownership of International Opportunities Fund	Ownership of International Value Fund	Ownership of Intrepid European Fund	Ownership of Intrepid International Fund	Ownership of Intrepid Japan Fund

Independent Trustees
William J. Armstrong	$157	$530	$720	$1,381	$333
Roland R. Eppley, Jr.*	123	413	561	1,076	260
John F. Finn	123	413	561	1,076	260
Dr. Matthew Goldstein	141	474	644	1,234	298
Robert J. Higgins	141	474	644	1,234	298
Peter C. Marshall	168	564	766	1,469	355
Marilyn McCoy	157	530	720	1,381	333
William G. Morton, Jr.	123	413	561	1,076	260
Robert A. Oden, Jr.	123	413	561	1,076	260
Fergus Reid, III	235	790	1,073	2,057	497
Frederick W. Ruebeck	141	474	644	1,234	298
James J. Schonbachler	123	413	561	1,076	260
Interested Trustee
Leonard M. Spalding, Jr.	157	530	720	1,381	333

Part I - 30

Name of Trustee	Ownership of Latin America Fund	Ownership of Russia Fund	Ownership of International Equity Index Fund	Total Compensation paid from the Fund Complex(1)

Independent Trustees
William J. Armstrong	$3	$3	$1,297	$215,417
Roland R. Eppley, Jr.*	2	2	1,010	167,750
John F. Finn	2	2	1,010	0	^
Dr. Matthew Goldstein	3	2	1,159	192,500
Robert J. Higgins	3	2	1,159	0	^^
Peter C. Marshall	3	3	1,380	229,167
Marilyn McCoy	3	3	1,297	215,417
William G. Morton, Jr.	2	2	1,010	167,750
Robert A. Oden, Jr.	2	2	1,010	117,425	^^^
Fergus Reid, III	4	4	1,931	320,833
Frederick W. Ruebeck	3	2	1,159	192,500
James J. Schonbachler	2	2	1,010	167,750
Interested Trustee
Leonard M. Spalding, Jr.	3	3	1,297	215,417

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes eight registered investment companies (145 funds).

*	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

^	Does not include $167,750 of Deferred Compensation.

^^	Does not include $192,500 of Deferred Compensation.

^^^	Does not include $50,325 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

          The table below sets forth the investment advisory fees paid to JPMIM (waived amounts are in parentheses), with respect to the fiscal periods indicated (amounts in thousands):

Part I - 31

	Fiscal Year Ended 10/31/05			Fiscal Year Ended 10/31/06			Fiscal Year Ended 10/31/07

Fund	Paid		Waived	Paid		Waived	Paid	Waived

Asia Equity Fund	$271		($195)	$1,971		($153)	$5,647	($53)
China Region Fund	N/A		N/A	N/A		N/A	—	(77)
Emerging Markets Equity Fund	1,280		(39)	3,088		(18)	4,814	—
India Fund	N/A		N/A	N/A		N/A	1	(63)
International Equity Fund	18,377		(937)	27,592		(2,893)	27,817	(5,025)
International Opportunities Fund	1,101		—	667		(84)	1,136	(1)
International Value Fund	383		(34)	1,111		—	3,810	—
Intrepid European Fund	771		(105)	2,214		(22)	5,615	—
Intrepid International Fund	1,092		(90)	3,712		(549)	14,066	—
Intrepid Japan Fund	804		—	7,726		—	4,114	(148)
Latin America Fund	N/A		N/A	N/A		N/A	—	(35)
Russia Fund	N/A		N/A	N/A		N/A	1	(38)
International Equity Index Fund*	6,206	**	— **	2,415	***	— ***	8,636	—

*	The Fund’s fiscal year end was 6/30. Until February 19, 2005, JPMIA served as the investment adviser to the Fund.

**	Fiscal year ended 6/30/06 for International Equity Index.

***	July 1, 2006 through October 31, 2006 for International Equity Index.

          For a more complete discussion, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

          The following table shows information regarding all of the other accounts managed by each portfolio manager as of October 31, 2007:

	Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Asia Equity Fund
Michael A.K. Koh	0	0	2	246	0	0
Andrew Swan	0	0	3	1,218	6	4,379
Joshua Tay	0	0	9	9,556	0	0

China Region Fund
Howard Wang	0	0	12	6,688	0	0
Emerson Yip	0	0	5	1,949	4	521
Kevin Chan	1	185	2	64	0	0

Part I - 32

	Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Emerging Markets Equity Fund
Austin Forey	1	1,359	8	11,394	5	4,360
Gregory A. Mattiko	0	0	1	361	0	0
Ashraf El Ansary	1	1,359	9	12,644	4	1,967

India Fund
Edward Pulling	0	0	10	10,023	1	1,201
Rukhshad Shroff	0	0	7	8,735	2	257
Rajenda Nair	0	0	7	8,735	0	0

International Equity Fund
James Fisher	9	4,521	12	6,891	32	7,942
Thomas Murray	8	4,521	12	6,891	30	7,942

International Opportunities Fund
Jeroen Huysinga	2	92	7	3,945	12	3,331

International Small Cap Equity
Howard Williams	5	5,805	12	2,671	25	12,539
Sandeep Bhargava	3	2,620	15	5,801	9	1,735

International Value Fund
Gerd Woort-Menker	4	758	4	1,572	2	641

Intrepid European Fund
Johnathan Ingram	0	0	10	6,608	0	0
John Baker	0	0	11	7,064	0	0

Intrepid International Fund
Sandeep Bhargava	3	274	15	5,801	9	1,735
Howard Williams	5	3,459	12	2,671	25	12,539

Intrepid Japan Fund
Christopher T. Blum	13	3,903	7	548	9	515
Mark Davids	0	0	0	0	0	0

Latin America Fund
Luis Carrillo	0	0	3	2,515	1	500
Sophie Bosch	0	0	1	64	0	0
Sebastian Luparia	0	0	1	8	1	500

Russia Fund
Oleg Biryulyov	0	0	9	6,538	0	0
Vitaly Kazakov	0	0	4	2,045	0	0

International Equity Index Fund
Dr. Bala Iyer	9	11,789	5	1,149	33	1,479
Nicholas D’Eramo	3	2,740	1	519	18	1,055
Michael Loeffler	8	9,967	2	993	29	1,323

Part I - 33

          The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of October 31, 2007:

	Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Asia Equity Fund
Michael A.K. Koh	0	0	1	5	0	0
Andrew Swan	0	0	0	0	0	0
Joshua Tay	0	0	0	0	0	0

China Region Fund
Howard Wang	0	0	1	40	0	0
Emerson Yip	0	0	0	0	0	0
Kevin Chan	0	0	0	0	0	0

Emerging Markets Equity Fund
Austin Forey	0	0	0	0	3	1,639
Gregory A. Mattiko	0	0	0	0	0	0
Ashraf El Ansary	0	0	1	1,250	2	276

India Fund
Edward Pulling	0	0	2	18	0	0
Rukhshad Shroff	0	0	2	18	0	0
Rajenda Nair	0	0	2	18	0	0

International Equity Fund
James Fisher	0	0	1	555	5	1,102
Thomas Murray	0	0	0	0	6	1,587

International Opportunities Fund
Jeroen Huysinga	0	0	0	0	6	2,476

Part I - 34

	Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

International Small Cap Equity
Howard Williams	0	0	0	0	0	0
Sandeep Bhargava	0	0	1	257	2	601

International Value Fund
Gerd Woort-Menker	0	0	0	0	0	0

Intrepid European Fund
Johnathan Ingram	0	0	1	162	0	0
John Baker	0	0	1	162	0	0

Intrepid International Fund
Sandeep Bhargava	0	0	1	257	2	601
Howard Williams	0	0	0	0	0	0

Intrepid Japan Fund
Christopher T. Blum	0	0	1	25	2	55
Mark Davids	0	0	0	0	0	0

Latin America Fund
Luis Carrillo	0	0	0	0	0	0
Sophie Bosch	0	0	0	0	0	0
Sebastian Luparia	0	0	0	0	0	0

Russia Fund
Oleg Biryulyov	0	0	0	0	0	0
Vitaly Kazakov	0	0	0	0	0	0

International Equity Index Fund
Dr. Bala Iyer	0	0	1	474	0	0
Nicholas D’Eramo	0	0	0	0	0	0
Michael Loeffler	0	0	1	474	0	0

Part I - 35

Portfolio Managers - Ownership Of Securities

          The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of October 31, 2007:

Dollar Range of Securities in the Fund

Fund	Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001- $500,000	$500,001- $1,000,000	over $100,000

Asia Equity Fund	Michael A.K. Koh	X
	Andrew Swan	X
	Joshua Tay	X

China Region Fund	Howard Wang	X
	Emerson Yip	X
	Kevin Chan	X

Emerging Markets Equity Fund	Austin Forey	X
	Gregory A. Mattiko	X
	Ashraf El Ansary	X

India Fund	Edward Pulling	X
	Rukshad Shroff	X
	Rajenda Nair	X

Intrepid European Fund	Johnathan Ingram	X
John Baker
X
International Equity Fund	James Fisher	X
	Thomas Murray	X

International Opportunities Fund	Jeroen Huysinga	X

International Small Cap Equity Fund	Howard Williams	X
	Sandeep Bhargava	X

International Value Fund	Gerd Woort- Menker	X

Part I - 36

Dollar Range of Securities in the Fund

Fund	Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001- $500,000	$500,001- $1,000,000	over $100,000

Intrepid International Fund	Sandeep Bhargava	X
	Howard Williams	X

Intrepid Japan Fund	Christopher T. Blum	X
	Mark Davids	X

Latin America Fund	Luis Carrillo	X
	Sophie Bosch	X
	Sebastian Luparia	X

Russia Fund	Oleg Biryulyov					X
	Vitaly Kazakov	X

International Equity Index Fund	Dr. Bala Iyer					X
	Nicholas D’Eramo	X
	Michael Loeffler			X

          For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

          The table below sets forth the administration, administrative services and co-administration fees paid by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 10/31/05		Fiscal Year Ended 10/31/06		Fiscal Year Ended 10/31/07

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Asia Equity Fund	$30	($24)	$148	($68)	$477	($87)
China Region	N/A	N/A	N/A	N/A	—	(6)

Part I - 37

	Fiscal Year Ended 10/31/05			Fiscal Year Ended 10/31/06			Fiscal Year Ended 10/31/07

Fund	Paid		Waived	Paid		Waived	Paid	Waived

Emerging Markets Equity Fund	136		(17)	317		—	478	—
India Fund	N/A		N/A	N/A		N/A	—	(5)
Intrepid European Fund	91		(67)	350		—	827	(30)
International Equity Fund	2,361		(279)	3,705		(181)	3,509	(571)
International Value Fund	50		(31)	181		(8)	629	—
Intrepid Japan Fund	83		(10)	786		—	426	—
International Opportunities Fund	192		(30)	46		(82)	174	(14)
Intrepid International Fund	79		(89)	372		(136)	971	(670)
Latin America Fund	N/A		N/A	N/A		N/A	—	(3)
Russia Fund	N/A		N/A	N/A		N/A	—	(3)
International Equity Index Fund*	1,142	**	(24)**	446	***	— ***	1,555	(4)

*	The Fund’s fiscal year end was 6/30. As of 10/31/06, the Fund changed its fiscal year end to 10/31

**	Fiscal year ended 6/30/06 for International Equity Index.

***	July 1, 2006 through October 31, 2006 for International Equity Index.

               For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

          The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended October 31, 2007:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Asia Equity Fund	$37,213.09	$829.99	$2,041.61	$35,181.83
China Region Fund	6,935.49	520.12	1,548.92	5,283.92
Emerging Markets Equity Fund	44,967.95	29,707.31	1,146.97	214,509.08
India Fund	5,538.04	4,289.91	3,165.52	3,511.09
Intrepid European Fund	262,633.58	80,705.24	12,690.14	1,313,389.59
International Value Fund	66,687.16	19,173.12	4,320.54	303,864.49
Intrepid Japan Fund	39,189.30	128,890.02	2.15	242,714.91
International Opportunities Fund	2,463.10	3,302.36	286.32	44,345.95
International Small Cap Equity Fund	—	—	—	—
International Equity Fund	30,771.32	29,072.29	197.53	904,929.89
Intrepid International Fund	34,812.76	1,316.33	386.47	65,079.87
Latin America Fund	5,459.34	941.93	78.54	5,357.49
Russia Fund	4,787.82	795.55	—	4,736.52
International Equity Index Fund	99,754.07	36,175.11	560.00	595,140.86

Part I - 38

          The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended October 31, 2007 was $641,213.

Distribution Fees

          The table below sets forth the Rule 12b-1 fees that the Funds paid to J.P. Morgan Fund Distributors, Inc. (prior to February 19, 2005) or JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 10/31/05		Fiscal Year Ended 10/31/06		Fiscal Year Ended 10/31/07

Fund	Paid	Waived	Paid	Waived	Paid		Waived

Asia Equity Fund
Class A Shares	$3	$—	$14	$—	$35		$—
China Region Fund
Class A Shares	N/A	N/A	N/A	N/A	3		—
Class C Shares	N/A	N/A	N/A	N/A	3		—
Emerging Markets Equity Fund
Class A Shares	11	—	48	—	95		—
Class B Shares	10	—	51	—	83		—
Class C Shares[1]	—	—	4	—	37		—
India Fund
Class A Shares	N/A	N/A	N/A	N/A	1		—
Class C Shares	N/A	N/A	N/A	N/A	2		—
Intrepid European Fund
Class A Shares	90	—	189	—	678		—
Class B Shares	98	—	131	—	243		—
Class C Shares	26	—	85	—	392		—
International Equity Fund
Class A Shares	284	—	328	(3)	409		—
Class B Shares	66	—	81	—	95		—
Class C Shares	138	—	273	—	400		—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A		N/A
International Opportunities Fund
Class A Shares	25	—	24	—	31		—
Class B Shares	8	—	9	—	13		—
Class C Shares[2]	N/A	N/A	N/A	N/A	—	^	—
International Value Fund
Class A Shares	4	—	23	—	150		—
Class B Shares	6	—	33	—	84		—
Class C Shares[3]	—	—	1	—	70		—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A		N/A
Intrepid Japan Fund
Class A Shares	198	—	1,035	—	146		—
Class B Shares	9	—	49	—	47		—
Class C Shares[1]	—	—	19	—	50		—

Part I - 39

	Fiscal Year Ended 10/31/05		Fiscal Year Ended 10/31/06		Fiscal Year Ended 10/31/07

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Latin America Fund
Class A Shares	N/A	N/A	N/A	N/A	2	—
Class C Shares	N/A	N/A	N/A	N/A	4	—
Russia Fund
Class A Shares	N/A	N/A	N/A	N/A	1	—
Class C Shares	N/A	N/A	N/A	N/A	4	—
Intrepid International Fund
Class A Shares	9	—	15	—	41	—
Class C Shares	—	—	3	—	24	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A

Fund	Fiscal Year Ended 6/30/05		July 1, 2006 through October 31, 2006		Fiscal Year Ended 10/31/07

International Equity Index Fund[4]	Paid	Waived	Paid	Waived	Paid	Waived

Class A Shares	$110	$—	$164	$—	$294	$—
Class B Shares	109	—	125	—	161	—
Class C Shares	88	—	81	—	140	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A

^	Amount rounds to less than one thousand.

*	Class R2 Shares are first being offered as of the date of this SAI. Therefore, the Fund has not paid any distribution fees for the period shown.

1	The Class commenced operations on 2/28/06.

2	The Class commenced operations on 7/31/07.

3	The Class commenced operations on 7/11/06.

4	The Fund’s fiscal year end was 6/30. As of 10/31/06, the Fund has changed its fiscal year end to 10/31.

SHAREHOLDER SERVICING

Shareholder Services Fees

          Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B, Class C and Class R2	0.25%
Institutional Class	0.10%
Class R5	0.05%

          The table below sets forth the fees paid to JPMorgan Chase Bank (prior to February 19, 2005) or JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

Part I - 40

	Fiscal Year Ended 10/31/05		Fiscal Year Ended 10/31/06		Fiscal Year Ended 10/31/07

	Paid	Waived	Paid	Waived	Paid		Waived

Asia Equity Fund
Class A Shares	$2	($1)	$14	$—	$35		$—
Institutional Class Shares	12	(2)	16	—	66		—
Select Class Shares	76	(3)	477	—	1,224		—
China Region Fund
Class A Shares	N/A	N/A	N/A	N/A	2		(1)
Class C Shares	N/A	N/A	N/A	N/A	1		— ^
Select Class Shares	N/A	N/A	N/A	N/A	10		(2)
Class R5 Shares	N/A	N/A	N/A	N/A	—	^	— ^
Emerging Markets Equity Fund
Class A Shares	8	(2)	48	—	95		—
Class B Shares	3	— ^	17	—	28		—
Class C Shares(1)	N/A	N/A	1	—	12		—
Institutional Class Shares	28	(30)	55	(23)	130		(3)
Select Class Shares	170	(2)	515	—	735		—
India Fund
Class A Shares	N/A	N/A	N/A	N/A	1		— ^
Class C Shares	N/A	N/A	N/A	N/A	1		— ^
Select Class Shares	N/A	N/A	N/A	N/A	8		(3)
Class R5 Shares	N/A	N/A	N/A	N/A	—	^	— ^
Intrepid European Fund
Class A Shares	90	—	189	—	678		—
Class B Shares	33	—	44	—	81		—
Class C Shares	9	—	28	—	131		—
Institutional Class Shares	5	(35)	47	(36)	187		(54)
Select Class Shares	105	—	391	—	666		—
International Equity Fund
Class A Shares	107	(177)	186	(145)	327		(82)
Class B Shares	21	(1)	27	—	32		—
Class C Shares	42	(4)	91	—	134		—
Select Class Shares	1,926	(3,465)	5,370	(3,691)	7,644		(1,911)
Class R2 Shares(2)	—	—	—	—	—		—
Class R5 Shares(3)	N/A	N/A	—	(3)	—		(27)
International Opportunities Fund
Class A Shares	22	(3)	24	—	31		—
Class B Shares	3	— ^	3	—	4		—
Class C Shares(4)	N/A	N/A	N/A	N/A	—	^	—
Institutional Class Shares	23	(77)	—	(54)	42		(73)

Part I - 41

	Fiscal Year Ended 10/31/05		Fiscal Year Ended 10/31/06		Fiscal Year Ended 10/31/07

	Paid	Waived	Paid	Waived	Paid	Waived

Select Class Shares	180	—	149	(1)	151	—
International Value Fund
Class A Shares	3	(1)	23	—	150	—
Class B Shares	2	—^	11	—	28	—
Class C Shares(5)	N/A	N/A	—^	—	24	—
Class R2 Shares(2)	—	—	—	—	—	—
Institutional Class Shares	2	(32)	15	(27)	81	(4)
Select Class Shares	83	—	323	—	1,173	—
Intrepid Japan Fund
Class A Shares	121	(77)	1,035	—	124	(22)
Class B Shares	3	—	16	—	16	—
Class C Shares(1)	N/A	N/A	6	—	17	—
Select Class Shares(1)	N/A	N/A	874	—	837	(50)
Intrepid International Fund
Class A Shares	10	—	15	—	41	—
Class C Shares	N/A	N/A	1	—	8	—
Class R2 Shares(2)	—	—	—	—	—	—
Institutional Class Shares	—	(135)	—	(297)	—	(253)
Select Class Shares	N/A	N/A	495	—	3,456	—
Latin America Fund
Class A Shares	N/A	N/A	N/A	N/A	2	—^
Class C Shares	N/A	N/A	N/A	N/A	1	—^
Select Class Shares	N/A	N/A	N/A	N/A	4	(2)
Class R5 Shares	N/A	N/A	N/A	N/A	—^	—^
Russia Fund
Class A Shares	N/A	N/A	N/A	N/A	1	—^
Class C Shares	N/A	N/A	N/A	N/A	1	—^
Select Class Shares	N/A	N/A	N/A	N/A	3	(2)
Class R5 Shares	N/A	N/A	N/A	N/A	—^	—^

	Fiscal Year Ended 6/30/05		Fiscal Year Ended 6/30/06		Fiscal Year Ended 10/31/07

	Paid	Waived	Paid	Waived	Paid	Waived

International Equity Index Fund(6)
Class A Shares	$4	($39)	$24	($140)	$52	($242)
Class B Shares	11	—	42	—	54	—
Class C Shares	9	—	27	—	46	—
Class R2 Shares(2)	—	—	—	—	—	—
Select Class Shares	72	(704)	371	(2,217)	630	(2,901)

Part I - 42

^	Amount rounds to less than one thousand.

(1)	The class commenced operations on 2/28/06.

(2)	Class R2 Shares are first being offered as of the date of this SAI. Therefore, the Fund has not paid any distribution fees for the period shown.

(3)	The class commenced operations on 5/15/06.

(4)	The class commenced operations on 7/31/07.

(5)	The class commenced operations on 7/11/06.

(6)	The Fund’s fiscal year end was 6/30. As of 10/31/06, the Fund has changed its fiscal year end to 10/31.

          Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds. For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

          The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended

	10/31/05	10/31/06	10/31/07

Asia Equity Fund
Total Brokerage Commissions	$227	$928	$2,746
Brokerage Commissions to Affiliated Broker/Dealer	18	61	6
China Region Fund
Total Brokerage Commissions	N/A	N/A	69
Brokerage Commissions to Affiliated Broker/Dealer	N/A	N/A	—^
Emerging Markets Equity Fund
Total Brokerage Commissions	1,086	214	401
Brokerage Commissions to Affiliated Broker/Dealer	—	—	—
India Fund
Total Brokerage Commissions	N/A	N/A	117
Brokerage Commissions to Affiliated Broker/Dealer	N/A	N/A	21
Intrepid European Fund
Total Brokerage Commissions	1,357	1,191	3,705
Brokerage Commissions to Affiliated Broker/Dealer	—	—	—
International Equity Fund
Total Brokerage Commissions	683	1,672	2,500
Brokerage Commissions to Affiliated Broker/Dealer	—	—	—
International Opportunities Fund
Total Brokerage Commissions	479	351	540

Part I - 43

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended

	10/31/05	10/31/06	10/31/07

Brokerage Commissions to Affiliated Broker/Dealer	—	—	—
International Value Fund
Total Brokerage Commissions	193	656	2,117
Brokerage Commissions to Affiliated Broker/Dealer	2	—	—
Intrepid Japan Fund
Total Brokerage Commissions	526	2,996	1,604
Brokerage Commissions to Affiliated Broker/Dealer	2	26	—
Intrepid International Fund
Total Brokerage Commissions	349	1,326	3,582
Brokerage Commissions to Affiliated Broker/Dealer	—	—	—
Latin America Fund
Total Brokerage Commissions	N/A	N/A	14
Brokerage Commissions to Affiliated Broker/Dealer	N/A	N/A	—
Russia Fund
Total Brokerage Commissions	N/A	N/A	19
Brokerage Commissions to Affiliated Broker/Dealer	N/A	N/A	—

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended

	6/30/2006	10/31/2006	10/31/2007

International Equity Index Fund*
Total Brokerage Commissions	$155	$10 **	$230
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

*	The Fund’s fiscal year end was 6/30. As of 10/31/06, the Fund changed its fiscal year end to 10/31.

**	July 1, 2006 through October 31, 2006 for International Equity Index.

^	Amount rounds to less than one thousand.

          For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

          For the fiscal year ended October 31, 2007, the Adviser allocated brokerage commissions to brokers who provided broker research including third party broker research for the Funds as follows:

Fund Name	Amount

Asia Equity Fund	$1,966,484.38
China Region Fund	56,943.19
Emerging Markets Equity Fund	373,758.50
India Fund	87,688.34
International Equity Fund	2,065,069.61
International Opportunities Fund	465,125.20
International Value Fund	2,117,019.79
Intrepid European Fund	2,539,438.08
Intrepid International Fund	3,069,044.60
Intrepid Japan Fund	1,109,527.71
International Equity Index Fund	220,676.62
Latin America Fund	11,337.33
Russia Fund	9,715.13

Part I - 44

Securities of Regular Broker-Dealers

          As of October 31, 2007, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

Asia Equity Fund	N/A	N/A

China Region Fund	N/A	N/A

Emerging Markets Equity Fund	Banc of America Securities LLC	2,186
	Barclays Capital Inc.	2,100
	Bear Stearns & Co. Inc.*	2,100
	Credit Suisse First Boston LLC	2,100
	Lehman Brothers Inc.	2,100

India Fund	N/A	N/A

International Equity Fund	Banc of America Securities LLC	57,264
	Barclays Capital Inc.	86,043
	Deutsche Bank AG	21,475
	HSBC Securities Inc.	132,952
	ICAP plc	40,562
	Lehman Brothers Inc.	41,000
	UBS Financial Services Inc.	76,938

International Equity Index Fund	Banc of America Securities LLC	24,582
	Barclays Capital Inc.	30,065
	Credit Suisse First Boston LLC	2,516
	Deutsche Bank AG	21,863
	HSBC Securities Inc.	13,883
	ICAP plc	235
	Lehman Brothers Inc.	12,000
	Prebon Financial Products Inc.	89
	Royal Bank of Scotland Group	6,520
	UBS Financial Services Inc.	3,183

Part I - 45

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

International Opportunities Fund	Banc of America Securities LLC	1,767
	Barclays Capital Inc.	2,000
	Bear Stearns & Co. Inc.*	2,000
	Credit Suisse First Boston LLC	5,498
	Deutsche Bank AG	550
	HSBC Securities Inc.	6,823
	Lehman Brothers Inc.	2,000
	Royal Bank of Scotland Group	3,156

International Value Fund	Banc of America Securities LLC	7,638
	Barclays Capital Inc.	21,504
	Bear Stearns & Co. Inc.*	10,000
	Credit Suisse First Boston LLC	33,039
	Deutsche Bank AG	400
	HSBC Securities Inc.	44,381
	Lehman Brothers Inc.	10,000
	Royal Bank of Scotland Group	23,878

Intrepid European Fund	Banc of America Securities LLC	25,247
	Barclays Capital Inc.	29,964
	Credit Suisse First Boston LLC	16,957
	Deutsche Bank AG	5,889
	HSBC Securities Inc.	17,606
	Lehman Brothers Inc.	19,000
	Royal Bank of Scotland Group	701

Intrepid International Fund	Barclays Capital Inc.	13,904
	Credit Suisse First Boston LLC	17,568
	Deutsche Bank AG	11,176
	HSBC Securities Inc.	46,015
	Royal Bank of Scotland Group	20,710
	UBS Financial Services Inc.	15,051

Intrepid Japan Fund	Banc of America Securities LLC	522
	Barclays Capital Inc.	525
	Bear Stearns & Co. Inc.*	525
	Credit Suisse First Boston LLC	525
	Lehman Brothers Inc.	525

Latin America Fund	N/A	N/A

Russia Fund	N/A	N/A

*	The Bear Stearns Companies Inc. and its affiliates became affiliated with JPMorgan Chase & Co. during the fiscal year ended October 30, 2008.

Part I - 46

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

          During the fiscal year ended October 31, 2007, JPMIM, JPMIA and SC-R&M paid approximately $48,880,418, $21,297,981 and $425,093, respectively, for all the JPMorgan Funds pursuant to their other cash compensation arrangements.

Finder’s Fee Commissions

          Finder’s Fees. Financial Intermediaries who sell over $1 million of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Equity Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

          Financial Intermediaries who sell over $1 million of Class A Shares of the Funds may receive a finder’s fee. Such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees*

$1,000,000 – $3,999,999**	1.00%
$4,000,000 -- $9,999,999	0.75%
$10,000,000 -- $49,999,999	0.50%
$50,000,000 or more	0.25%

* If any defined contribution plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

** If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for sales of the other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid By Adviser and Distributor

          During the fiscal year ended October 31, 2007, the Adviser and JPMDS paid approximately $3,690,867 in finders’ fees.

TAX MATTERS

Capital Loss Carryforwards

          For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended October 31, 2007 (amounts in thousands):

Part I - 47

Fund	Capital Loss Carryforward		Expiration Date

Emerging Markets Equity Fund	$285	(a)	10/31/2008
	8,669		10/31/2009
	5,297		10/31/2010

Remaining	$14,251

India Fund	$33		10/31/2015

Remaining	$33

International Opportunities Fund	$847	(b)	10/31/2008
	135	(b)	10/31/2009
	25,712		10/31/2010
	15,833		10/31/2011

Remaining	$42,527

Intrepid Japan Fund	$15,182		10/31/2014

Remaining	$15,182

(a)	The above capital loss carryover includes $285 (amount in thousands) of losses acquired from J.P. Morgan Emerging Markets Equity Fund and may be limited under the Code Sections 381-384.

(b)

The International Opportunities Fund capital loss carryover includes $982 (amount in thousands) of losses acquired from JPMorgan Global 50 Fund. A portion of the capital loss carryforward from International Opportunities Fund may be limited in the future years under the Code Section 381-384.

          To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

          A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Casey, Quirk & Associates	Monthly	10 days after month end
JPMorgan Private Bank / JPMorgan Private Client Services	Monthly	30 days after month end
The McGraw-Hill Companies, Inc. - Standard & Poor’s	Monthly	30 days after month end

Part I - 48

Emerging Markets Equity Fund
Frank Russell	Quarterly	30 days after month end
Cambridge Associates	Quarterly	30 days after month end
Bank of New York Mellon	Monthly	30 days after month end
Vestek	Monthly	30 days after month end
India Fund
Vestek	Monthly	30 days after month end
International Equity Fund
Bear Stearns & Co. Inc.	Monthly	30 days after month end
CRA RogersCasey	Quarterly	30 days after month end
Fidelity Investments	Quarterly	30 days after month end
LPL Financial Advisors	Quarterly	30 days after month end
Sisters of St. Joseph of Peace	Quarterly	30 days after month end
Wachovia	Quarterly	30 days after month end
Canterbury Consulting Group, Inc.	Quarterly	30 days after month end
Wells Fargo	Quarterly	30 days after month end
Vestek	Monthly	30 days after month end
International Opportunities Fund
Sisters of St. Joseph of Peace	Quarterly	30 days after month end
International Value Fund
Wachovia	Quarterly	30 days after month end
UBS	Monthly	30 days after month end
Intrepid Japan Fund
Bank of New York Mellon	Monthly	30 days after month end
Frank Russell	Quarterly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

          Trustees and Officers. As of September 30, 2008, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

          Principal Holders. As of September 30, 2008, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
ASIA EQUITY FUND

CLASS A SHARES	BROWN BROTHERS HARRIMAN & COMPANY AS CUSTODIAN 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	8.52%

	BROWN BROTHERS HARRIMAN & COMPANY AS CUSTODIAN 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	6.11%

INSTITUTIONAL CLASS SHARES	JPMORGAN TRUST CO OF DE* FBO CLIENT ATTN SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.15%

Part I - 49

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK* FBO CLIENT ATTN FUND OPERATIONS 3/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	24.18%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	59.60%
CHINA REGION FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.08%

	NFS LLC FBO MASAYUKI IWASAKI 130 W MAYNARD AVE APT 2H COLUMBUS OH 43202-2853	9.05%

	JP MORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	6.24%

CLASS C SHARES	MLPF&S 4800 DEER LAKE DR EAST 2ND FLR JACKSONVILLE FL 32246-6484	10.39%

	NFS LLC FEBO LAKSHMI SINGH NARENDRA P SINGH 17338 CROYDON RD JAMAICA NY 11432-2146	5.16%

	RAYMOND JAMES & ASSOC INC FBO JORGE JIMENEZ IRA 607 MONTCLAIR BLVD SUGARLAND TX 77478-3646	9.61%

	JP MORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	18.23%

Part I - 50

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	32.25%

	JP MORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	35.38%
EMERGING MARKETS EQUITY FUND

CLASS A SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	10.87%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	35.66%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.77%

INSTITUTIONAL CLASS SHARES	JPMORGAN LONDON AS AGENT FOR* EVANGELICAL LUTHERAN CH IN AMERICA ATTN JAMES R SNOW C/O J P MORGAN & CO INC VIA POUCH 60 WALL STREET NEW YORK NY 10005-2836	36.67%

	SETON HALL UNIVERSITY CRAIG BECKER ASST VP OF FINANCE BAYLEY HALL CONTROLLERS DEPT 400 W SOUTH ORANGE AVE SOUTH ORANGE NJ 07079	6.81%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	9.97%

Part I - 51

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK AS AGENT FOR* FBO CLIENT ATTN FUND OPERATIONS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.68%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	9.97%

	CITIGROUP GLOBAL MARKETS INC BOOK ENTRY ACCOUNT ATTN MATT MAESTRI 333 W 34TH STREET 7TH FL MUTUAL FUNDS DEPT NEW YORK NY 10001-2402	39.93%
INDIA FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.79%

	RICHARD E MARRIOTT C/O JAMES POULOS 1 MARRIOTT DR DEPT 901 WASHINGTON DC 20058-0001	13.34%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.39%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN PETER SWIATEK 1200 N FEDERAL HWY STE 205 BOCA RATON FL 33432	100%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	47.15%

	JP MORGAN INVESTMENT MGMT* ATTN PETER SWIATEK 1200 N FEDERAL HWY STE 205 BOCA RATON FL 33432	10.87%

Part I - 52

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
INTERNATIONAL EQUITY FUND

CLASS A SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	5.23%

	COLUMBIA MANAGEMENT ADVISORS INC ATTN JIM MARIN 2 COPLEY PL STE 600 BOSTON MA 02116-6568	16.79%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17.58%

	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	15.10%

CLASS B SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	5.96%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20.70%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	25.96%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	49.77%

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2010 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.77%

Part I - 53

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	11.20%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	19.77%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	21.16%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.10%

	JPMORGAN CHASE AS TTEE* FBO ELKAY MANUFACTURING COMPANY RETIREMENT SAVING PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	11.55%

SELECT CLASS SHARES	CITIGROUP GLOBAL MARKETS INC 333 W 34TH STREET FLOOR 3 NEW YORK NY 10001-2402	7.05%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	9.98%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	28.06%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	8.92%

Part I - 54

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
INTERNATIONAL OPPORTUNITIES FUND
CLASS A SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	7.74%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	7.05%

CLASS B SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	20.05%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.23%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.91%

CLASS C SHARES	NFS LLC FBO CHANCHING CHIANG 139 AIRPORT RD APT 9 W LAFAYETTE IN 47906-3324	18.02%

	NFS LLC FBO ELODIA I SKATES CUST ASHLEY E SKATES UNIF TRANS MIN ACT TX 12103 MILLS LN HOUSTON TX 77065-1407	5.04%

	NFS LLC FBO JPMORGAN CHASE BANK TRAD CUST IRA OF JANET P MUELLER BENE JENNIE REED DECD 10004 HUNT CLIFF DR RIVERVIEW FL 33569-5737	6.39%

	NFS LLC FBO JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF BENNIE J WILSON 3114 WALLACE AVE INDIANAPOLIS IN 46218-2358	9.35%

Part I - 55

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NFS LLC FBO PATRICK D HUANG AURORA R FINAMORE JTTEN 248 E HOBART AVE FINDLAY OH 45840-5248	17.31%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	36.49%

INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	7.10%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	12.46%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	13.14%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.30%

	JP MORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	5.33%

	JP MORGAN TRUST CO NA* FBO CLIENT ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	5.23%

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	5.22%

Part I - 56

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	18.39%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.11%

	WELLS FARGO BANK NA CUST FBO SHELTERING ARMS FOUNDATIONS PO BOX 1533 MINNEAPOLIS MN 55480-1533	6.24%

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	18.52%

INTERNATIONAL VALUE FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	33.49%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.09%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.39%

CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.66%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	5.29%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	16.15%

Part I - 57

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	6.85%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	42.78%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	11.49%

INSTITUTIONAL CLASS SHARES	MORI & CO 911 MAIN ST STE 201 KANSAS CITY MO 64105-5304	21.45%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.82%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	5.65%

	PATTERSON & CO FBO NETWORK OMNIBUS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	5.38%

	STATE STREET BANK AND TRUST COMPANY CUST FBO GMAC LLC RETIREMENT SAVINGS PLAN – CORE 105 ROSEMONT RD WESTWOOD MA 02090-2318	14.92%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	6.61%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	59.60%

Part I - 58

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
INTREPID EUROPEAN FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST FL 11 SAN FRANCISCO CA 941014-4127	21.33%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	5.98%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	5.54%

CLASS B SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	6.64%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	8.36%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	18.99%

	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	17.99%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	5.71%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/0PS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	28.89%

Part I - 59

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/0PS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	5.09%

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	12.79%

	JPMORGAN TRUST CO OF DE* FBO CLIENT ATTN: FUND OPERATIONS 3 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	6.49%

SELECT CLASS SHARES	BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	9.88%

	JPMORGAN INTERNATIONAL BANK LTD* JPMIB AS AGENT FOR JPMORGAN FUNDS GROUP RUE DE LA CONFEDERATION 8 CP 5160 1211 GENEVA SWITZERLAND	5.15%

INTREPID INTERNATIONAL FUND

CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	7.00%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	20.91%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK * FBO CLIENT ATTN: FUND OPERATIONS 3 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	9.99%

	JPMORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	10.38%

Part I - 60

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43272-0001	48.53%
INTREPID JAPAN FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	46.47%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	5.76%

CLASS B SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	6.54%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLR JACKSONVILLE FL 32246-6484	49.35%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.47%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	11.17%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLR JACKSONVILLE FL 32246-6484	50.48%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	17.31%

SELECT CLASS SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	25.90%

Part I - 61

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK* FBO CLIENT ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	13.63%

	PRUDENTIAL INVESTMENT MANAGEMENT FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT 3 GATEWAY CTR STE 11 NEWARK NJ 07102-4000	18.18%

LATIN AMERICA FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 941014-4151	18.54%

	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	5.06%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLR JACKSONVILLE FL 32246-6484	8.86%

	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	12.40%

CLASS R5 SHARES	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100%

SELECT CLASS SHARES	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	95.17%
RUSSIA FUND
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLR JACKSONVILLE FL 32246-6484	5.97%

Part I - 62

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	7.25%

	NFS LLC FBO MARILYN J BLEWETT NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	6.43%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 941014-4151	29.44%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLR JACKSONVILLE FL 32246-6484	17.51%

CLASS R5 SHARES	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100%

SELECT CLASS SHARES	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	61.58%

INTERNATIONAL EQUITY INDEX FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.00%

CLASS B SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	8.71%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	12.89%

Part I - 62

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKONSVILLE FL 32246-6484	9.52%

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR BALANCED FUND ATTN: KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	11.37%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN: KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	11.15%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN: KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	12.07%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	50.40%

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

                         The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended October 31, 2007, have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

Part I - 64

JPMorgan Income Funds
STATEMENT OF ADDITIONAL INFORMATION, PART I
July 1, 2008, as supplemented November 3, 2008

JPMORGAN TRUST I (“JPMT I”)
JPMorgan Bond Fund (the “Bond Fund”)
JPMorgan Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”)
JPMorgan Enhanced Income Fund (the “Enhanced Income Fund”)
JPMorgan Real Return Fund (the “Real Return Fund”)
JPMorgan Short Term Bond Fund (the “Short Term Bond Fund”)
JPMorgan Strategic Income Fund (the “Strategic Income Fund”),

JPMORGAN TRUST II (“JPMT II”)
JPMorgan Core Bond Fund (the “Core Bond Fund”)
JPMorgan Core Plus Bond Fund (the “Core Plus Bond Fund”)
JPMorgan Government Bond Fund (the “Government Bond Fund”)
JPMorgan High Yield Bond Fund (the “High Yield Bond Fund”)
JPMorgan Intermediate Bond Fund (the “Intermediate Bond Fund”)
JPMorgan Mortgage-Backed Securities Fund (the “Mortgage-Backed Securities Fund”)
JPMorgan Short Duration Bond Fund (the “Short Duration Bond Fund”)
JPMorgan Treasury & Agency Fund (the “Treasury & Agency Fund”)
JPMorgan Ultra Short Duration Bond Fund (the “Ultra Short Duration Bond Fund”)

J.P. MORGAN MUTUAL FUND GROUP (“JPMMFG”)
JPMorgan Short Term Bond Fund II (the “Short Term Bond Fund II”)
(each a “Fund” and collectively, the “Funds”)

          This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2008, (and, with respect to the Class R2 shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund and High Yield Bond Fund, the prospectuses dated October 27, 2008), as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 29, 2008 included in the annual Shareholder Reports (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds Services
P.O Box 8528
Boston, MA 02266-8528
1-800-480-4111

SAI-INC-1008

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

i

GENERAL

The Trusts and the Funds

          JPMorgan Trust I (“JPMT I”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. Each of the Funds, which is a series of JPMT I (except for the Real Return Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Funds, J.P. Morgan Institutional Funds, and J.P. Morgan Series Trust (the “Predecessor JPMorgan Funds”) prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

          The Predecessor Funds were formerly series of the following business trusts (the “Predecessor Trusts”):

J.P. Morgan Funds (“JPMF”)
JPMorgan Emerging Markets Debt Fund

J.P. Morgan Institutional Funds (“JPMIF”)
JPMorgan Bond Fund
JPMorgan Short Term Bond Fund
JPMorgan Strategic Income Fund (formerly known as the JPMorgan
Global Strategic Income Fund)

J.P. Morgan Series Trust (“JPMST”)
JPMorgan Enhanced Income Fund

          Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trusts (other than JPMMFS), on behalf of the Predecessor Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than the Short Term Bond Fund II and the Real Return Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.

          On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

          After the close of business on February 18, 2005, the JPMorgan Global Strategic Income Fund (formerly a series of JPMIF and currently known as JPMorgan Strategic Income Fund) acquired all of the assets and liabilities of JPMorgan Strategic Income Fund (formerly a series of JPMMFG) pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan Global Strategic Income Fund, and JPMMFG, on behalf of JPMorgan Strategic Income Fund.

Part I - 1

          JPMorgan Trust II (“JPMT II”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

          The JPMorgan Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (“JPMMFG”), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. Effective May 1, 2003, JPMMFG was renamed with the approval of the Board of Trustees of JPMMFG:

New Name	Former Name
J.P. Morgan Mutual Fund Group	Mutual Fund Group

          JPMorgan Funds. After the close of business on February 18, 2005, two series of the J.P. Morgan Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
JPMorgan Bond Fund II	One Group Bond Fund (now known as JPMorgan Core Bond Fund)
JPMorgan U.S. Treasury Income Fund	One Group Government Bond Fund (now known as JPMorgan Government Bond Fund)

          Fund Names. Prior to February 19, 2005, certain JPMT I and JPMT II Funds had the following names listed below corresponding to their current names:

Former Name	Current Name
JPMorgan Fleming Emerging Markets Debt Fund	JPMorgan Emerging Markets Debt Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Duration Bond Fund*

* Prior to July 1, 2006, the JPMorgan Ultra Short Duration Bond Fund was named the JPMorgan Ultra Short Term Bond Fund.

          Effective June 16, 2006, the following JPMT I Fund was renamed with the approval of the Board of Trustees:

Former Name	Current Name
JPMorgan Global Strategic Income Fund	JPMorgan Strategic Income Fund

Part I - 2

Share Classes

          Share Classes. Shares in the Funds of the Trusts are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class B	Class C	Select Class	Institu- tional Class	Ultra	Class R5[1]	Class M	Class R2
Bond Fund	X	X	X	X	X	X
Core Bond Fund	X	X	X	X		X	X		X
Core Plus Bond Fund	X	X	X	X		X			X
Emerging Markets Debt Fund	X		X	X			X
Enhanced Income Fund					X
Government Bond Fund	X	X	X	X		X*			X
Intermediate Bond Fund	X	X	X	X		X
High Yield Bond Find	X	X	X	X		X	X		X
Mortgage-Backed Securities Fund	X			X		X
Real Return Fund	X		X	X	X
Short Duration Bond Fund	X	X	X	X		X
Short Term Bond Fund	X			X	X
Short Term Bond Fund II	X			X				X
Strategic Income Fund**	X	X	X	X	X
Treasury & Agency Fund	X	X	X*	X
Ultra Short Duration Bond Fund	X	X	X	X		X

* As of the date of this SAI, these shares had not commenced operations and are not available for investment.

1 R Class Shares were renamed Class R5 Shares as of 11/30/07.

** The Class M Shares for the Strategic Income Fund were dissolved and terminated effective June 29, 2007.

          The shares of the Funds are collectively referred to in this SAI as the “Shares.”

     Miscellaneous

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

          Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMMFG, J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group

Part I - 3

(“JPMFMFG”) (each a “JPMorgan Fund”, and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

          The Funds which are series of JPMT I and JPMMFG are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc. (“JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and/or subadvised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

          The following investment restrictions have been adopted by each Trust with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund of JPMT I and JPMMFG (including the Fund’s investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

          The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

          For purposes of fundamental investment restrictions regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents

Part I - 4

INVESTMENT RESTRICTIONS OF FUNDS THAT ARE SERIES OF JPMT I AND JPMMFG

Fundamental Investment Restrictions

(1)

The Enhanced Income Fund, Bond Fund, Strategic Income Fund and Short Term Bond Fund may not make any investment inconsistent with each Fund’s classification as a diversified investment company under the 1940 Act;

(2)	(a)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b)

The Short Term Bond Fund II may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to the Fund’s permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3)	(a)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b)

The Short Term Bond Fund II may not issue any senior security (as defined in the 1940 Act) except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4)	(a)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(b)

The Short Term Bond Fund II may not borrow money except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund

Part I - 5

may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the total assets of the Fund must be repaid before the Fund may make additional investments;

(5)	The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)	(a)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

(b)

The Short Term Bond Fund II may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8)

The Real Return Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Real Return Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil or gas), options on financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil and gas), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments;

(9)

The Short Term Bond Fund II may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(10)	(a)	The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may make loans to other

Part I - 6

persons, in accordance with a Fund’s investment objective and policies and to the extent permitted by applicable law; and

(b)	The Short Term Bond Fund II may not make loans, except that the Fund may:

(i)

purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies;

	(ii)	enter into repurchase agreements with respect to portfolio securities; and

	(iii)	lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

          In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Short Term Bond Fund II may seek to achieve its investment objectives by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

          For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry”. Investment restriction (2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry”. Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (2)(b) above.

          Non-Fundamental Investment Restrictions. The investment restrictions described below are non fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(1)

May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments which are illiquid;

(2)

May not make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)	May not purchase or sell interests in oil, gas or mineral leases;

Part I - 7

(5)

The Short Term Bond Fund II may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities);

(6)

The Short Term Bond Fund II may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7)

Except as specified above, the Short Term Bond Fund II may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a “Mauritius Portfolio Company”) will not be considered an investment company for this purpose;

(8)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act; and

(9)

Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund and Short Term Bond Fund II all have an 80% investment policy which may be changed by the Fund’s Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

          For the purposes of the Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          In order to permit the sale of its shares in certain foreign countries, the Short Term Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Short Term Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund’s total assets, (ii) invest more than 10% of such Fund’s total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund’s net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee’s name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the

Part I - 8

transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

INVESTMENT RESTRICTIONS OF FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Restrictions

Each of the Funds may not:

(1)

Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)

Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to all of the Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(3)

Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

(4)	Purchase securities on margin or sell securities short.

(5)	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(6)

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)

Except for the Treasury & Agency Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

(8)

Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC.

(9)	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

Part I - 9

(10)	Issue senior securities except with respect to any permissible borrowings.

(11)

Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

          Non-Fundamental Investment Restrictions The following investment restrictions are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

No Fund may:

(1)

Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

          The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE

Bond Fund	1
Core Bond Fund	2
Core Plus Bond Fund	3
Emerging Markets Debt Fund	4
Enhanced Income Fund	5
Government Bond Fund	6
High Yield Bond Fund	7
Intermediate Bond Fund	8
Mortgage-Backed Securities Fund	9
Real Return Fund	10
Short Duration Bond Fund	11
Short Term Bond Fund	12
Short Term Bond Fund II	13
Strategic Income Fund	14
Treasury & Agency Fund	15
Ultra Short Duration Bond Fund	16

Part I - 10

Instrument	Fund Code	Part II Section Reference

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.

	1-3, 5-16	Mortgage- Related Securities

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.

	1-5, 7-14, 16	Asset-Backed Securities

Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 5, 10, 12-14, 16	Auction Rate Securities

Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

	1-5, 7-14, 16	Bank Obligations

Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

	1-16	Miscellaneous Investment Strategies and Risks

Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1, 3, 4, 10, 12-14, 16	Foreign Investments (including Foreign Currencies)

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.

	1-14, 16	Options and Futures Transactions

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5, 7-14, 16	Commercial Paper

Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	10	Miscellaneous Investment Strategies and Risk

Common Stock: Shares of ownership of a company.	3, 7, 14	Equity Securities, Warrants and Rights

Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 7, 14	Equity Securities, Warrants and Rights

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-3, 5, 7- 10, 12, 14, 16	Convertible Securities

Part I - 11

Instrument	Fund Code	Part II Section Reference

Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-5, 7-14, 16	Debt Instruments

Credit Default Swaps (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

	1-5, 7-14, 16	Swaps and Related Swap Products

Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

	1-3, 5-16	Custodial Receipts

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

	1-5, 7-13, 16	Demand Features

Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets.	1-5, 7-14, 16	Foreign Investments (including Foreign Currencies)

Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100’s.

	1-5, 7-14, 16	Investment Company Securities and Exchange Traded Funds

Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.

	1, 3-5, 10, 12-14	Foreign Investments (including Foreign Currencies)

Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.

	1-5, 7-14, 16	Foreign Investments (including Foreign Currencies)

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s Adviser to be of comparable quality.

	1, 3, 4, 7, 10, 12-14	Debt Instruments

Part I - 12

Instrument	Fund Code	Part II Section Reference

Inflation-Linked Debt Securities: Fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.

	1-16	Debt Instruments

Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-16	Miscellaneous Investment Strategies and Risks

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

	1-14, 16	Inverse Floaters and Interest Rate Caps

Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

	1-16	Investment Company Securities and Exchange Traded Funds

Loan Assignment and Participations: Assignments of, and participations in, all or a portion of loans to corporations or to governments, including governments of lesser developed countries.	1-4, 7-12, 14, 16	Loan Assignments and Participations

Mortgages (Directly Held): Debt instruments secured by real property.	1-12, 14, 16	Mortgage- Related Securities

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), and other asset-backed structures.

	1-3, 5-16	Mortgage- Related Securities

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

	1-3, 5-16	Mortgage- Related Securities

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.

	1-3, 5, 7-14, 16	Municipal Securities

New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-14, 16	Miscellaneous Investment Strategies and Risks

Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-5, 7, 8, 10-16	Foreign Investments (including Foreign Currencies)

Part I - 13

Instrument	Fund Code	Part II Section Reference

Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.

	1-14, 16	Options and Futures Transactions

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-3, 5, 7-12, 14	Equity Securities, Warrants and Rights

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

	1-5, 7-14, 16	Miscellaneous Investment Strategies and Risks

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-5, 7-14, 16	Real Estate Investment Trusts

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-16	Repurchase Agreements

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-16	Reverse Repurchase Agreements

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

	1-16	Miscellaneous Investment Strategies and Risks

Securities Lending: The lending of up to 33 ⅓% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-16	Securities Lending

Short Selling:A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

	1, 4, 5, 10, 12, 14	Short Selling

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-5, 7-9, 11-14, 16	Short-Term Funding Agreements

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-5, 8, 10-14, 16	Foreign Investments (including Foreign Currencies)

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.

	1-3, 5, 6, 8-14, 16	Mortgage- Related Securities

Part I - 14

Instrument	Fund Code	Part II Section Reference

Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

	1-16	Structured Investments

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

	1-14, 16	Swaps and Related Swap Products

Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

	3-5, 10, 12-14, 16	Swaps and Related Swap Products

Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1-16	Miscellaneous Investment Strategies and Risks

Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

	1-16	Treasury Receipts

Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.

	1-5, 7-14, 16	Trust Preferred

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.

	1-16	Mortgage- Related Securities

U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

	1-16	U.S. Government Obligations

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.

	1-16	Debt Instruments

Part I - 15

Instrument	Fund Code	Part II Section Reference

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-16	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.

	1-16	Debt Instruments

ADDITIONAL INFORMATION REGARDING
FUND INVESTMENT PRACTICES

          Investments in Foreign Obligations. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the High Yield Bond Fund, the Core Bond Fund, the Short Duration Bond Fund and the Mortgage-Backed Securities Fund. Investments in all types of foreign obligations or securities will not exceed 35% of the net assets of the Core Plus Bond Fund.

          Investments in Equity Securities. Equity Securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund’s total assets.

QUALITY DESCRIPTION

          Various Nationally Recognized Statistical Rating Organizations (“NRSRO”) assign ratings to securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

          The Funds only purchase securities that meet the rating criteria described below or in the prospectus. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security.

          Debt Securities. The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories. The Ultra Short Duration Bond Fund, the Core Bond Fund, the Intermediate Bond Fund, the Short Duration Bond Fund, and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four

Part I - 16

investment grade rating categories. The High Yield Bond Fund and the Core Plus Bond Fund may purchase securities in any rating category.

          Preferred Stock. The Short Duration Bond Fund, the Core Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories. The Core Plus Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.

          Municipal Securities. The Ultra Short Duration Bond Fund, the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories. The Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short Duration Bond Fund may invest in such securities only if they are rated in the highest rating category. The Core Plus Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in any category.

          Commercial Paper. The Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund, the Ultra Short Duration Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by Standard & Poor’s Rating Service, Prime- 2 or better by Moody’s Investors Service, Inc., F2 or better by Fitch Ratings, or R-2 or better by Dominion Bond Rating Service Limited) or if unrated, determined by the Adviser to be of comparable quality. The High Yield Bond Fund and the Core Plus Bond Fund may purchase commercial paper rated in any category.

          Mortgage-Backed Securities. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other JPMT II Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The Short Duration Bond Fund, the Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the Mortgage-Backed Securities Fund, and the Core Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The High Yield Bond Fund and the Core Plus Bond Fund can invest in mortgage-backed securities in any rating category.

DIVERSIFICATION

          All of the Funds are diversified, as defined under the 1940 Act, except for the Emerging Markets Debt Fund, which is a non-diversified investment company. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

          A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of

Part I - 17

the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

          The tables below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

FUNDS	Fiscal Year Ended 2/28/07*	Fiscal Year Ended 2/29/08
Bond Fund	357%	821%
Emerging Markets Debt Fund	68	80
Enhanced Income Fund	44	269
Real Return Fund	154	494
Short Term Bond Fund	143	506
Short Term Bond Fund II	246	338
Strategic Income Fund	223	704

* The fiscal year changed from August 31 to the last day of February.Therefore, the portfolio turnover rate as of 2/28/07 was for 9/1/06 to 2/28/07.

          The higher portfolio turnover rate for the Bond Fund, the Real Return Fund, the Short Term Bond Fund, the Short Term Bond Fund II, the Strategic Income Fund and the Enhanced Income Fund is related to the inclusion of mortgage dollar rolls and mortgage TBAs in the Funds’ portfolios and additionally, with respect to the Short Term Bond Fund, the Short Term Bond Fund II and the Enhanced Income Fund, large redemptions from the Funds.

FUNDS	Fiscal Year Ended 2/28/07	Fiscal Year Ended 2/29/08
Core Bond Fund	8%	14%
Core Plus Bond Fund	26	31
Government Bond Fund	24	2
High Yield Bond Fund	69	48
Intermediate Bond Fund	5	9
Mortgage-Backed Securities Fund	18	16
Short Duration Bond Fund	44	40
Treasury & Agency Fund	10	83
Ultra Short Duration Bond Fund	26	15

TRUSTEES

Standing Committees

          There are four standing committees of the Board of Trustees: the Audit Committee, the Compliance Committee, the Governance Committee and the Investment Committee.

          The Audit Committee met four times during the fiscal year ended 2/29/08. The Compliance Committee met four times during the fiscal year ended 2/29/08. The Governance Committee met six

Part I - 18

times during the fiscal year ended 2/29/08. The Investments Committee met five times during the fiscal year ended 2/29/08. For a more complete discussion, see the “Trustees” Section in Part II of this SAI.

Ownership of Securities

          The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies as of 12/31/07:

Name of Trustee	Ownership of Bond Fund	Ownership of Core Bond Fund	Ownership of Core Plus Bond Fund	Ownership of Emerging Markets Debt Fund

Independent Trustees
William J. Armstrong	$10,0001-50,000	$50,001-$100,000	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	$10,001-$50,000	None	None	None
Robert J Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	$50,001-$100,000	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler
Interested Trustee	None	None	None	None
Leonard M. Spalding, Jr.

Name of Trustee	Ownership of Enhanced Income Fund	Ownership of Government Bond Fund	Ownership of High Yield Bond Fund	Ownership of Intermediate Bond Fund

Independent Trustees
William J. Armstrong	None	None	$10,001-$50,000	$50,001-$100,000
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	$10,001-$50,000	None

Part I - 19

Name of Trustee	Ownership of Mortgage- Backed Securities Fund	Ownership of Real Return Fund	Ownership of Short Duration Bond Fund	Ownership of Short Term Bond Fund

Independent Trustees
William J. Armstrong	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Ownership of Short Term Bond Fund II	Ownership of Treasury & Agency Fund	Ownership of Strategic Income Fund	Ownership of Ultra Short Duration Bond Fund

Independent Trustees
William J. Armstrong	None	None	None	None
John F. Finn	None	None	$50,001-$100,000	None
Dr. Matthew Goldstein	None	None	None	None
Robert J Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	$50,001-$100,000	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Independent Trustees
William J. Armstrong	Over $100,000
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J Higgins	Over $100,000
Peter C. Marshall	Over $100,000
Marilyn McCoy	Over $100,000
William G. Morton, Jr.	Over $100,000

Part I - 20

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Robert A. Oden, Jr.	Over $100,000
Fergus Reid, III	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (145 funds).

(2) For Mr. Spalding, the amount includes deferred compensation balances, as of 12/31/07, through participation in the JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees. For Ms. McCoy and Messrs. Finn, Higgins, Marshall and Oden, these amounts include deferred compensation balances, as of 12/31/07, through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, and JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.

          As of 12/31/07, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

          The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $220,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $198,000 and the Vice Chairman $66,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $44,000 and $33,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended 12/31/07, is set forth below:

Name of Trustee	Bond Fund	Core Bond Fund	Core Plus Bond Fund	Emerging Markets Debt Fund

Independent Trustees
William J. Armstrong	$1,831	$2,972	$761	$157
Roland R. Eppley, Jr.*	1,426	2,314	592	122
John F. Finn	1,426	2,314	592	122
Dr. Matthew Goldstein	1,636	2,656	680	140
Robert J Higgins	1,636	2,656	680	140
Peter C. Marshall	1,947	3,161	809	167
Marilyn McCoy	1,831	2,972	761	157
William G. Morton, Jr.	1,426	2,314	592	122
Robert A. Oden, Jr.	1,426	2,314	592	122
Fergus Reid, III	2,727	4,426	1,133	234

Part I - 21

Name of Trustee	Bond Fund	Core Bond Fund	Core Plus Bond Fund	Emerging Markets Debt Fund

Frederick W. Ruebeck	1,636	2,656	680	140
James J. Schonbachler	1,426	2,314	592	122
Interested Trustee
Leonard M. Spalding, Jr.	1,831	2,972	761	157

* Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

Name of Trustee	Enhanced Income Fund	Government Bond Fund	High Yield Bond Fund	Intermediate Bond Fund

Independent Trustees
William J. Armstrong	$149	$908	$1,069	$863
Roland R. Eppley, Jr.*	116	707	832	672
John F. Finn	116	707	832	672
Dr. Matthew Goldstein	133	811	955	771
Robert J. Higgins	133	811	955	771
Peter C. Marshall	158	966	1,137	918
Marilyn McCoy	149	908	1,069	863
William G. Morton, Jr.	116	707	832	672
Robert A. Oden, Jr.	116	707	832	672
Fergus Reid, III	222	1,352	1,592	1,285
Frederick W. Ruebeck	133	811	955	771
James J. Schonbachler	116	707	832	672
Interested Trustee
Leonard M. Spalding, Jr.	149	908	1,069	863

* Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

Name of Trustee	Mortgage-Backed Securities Fund	Real Return Fund	Short Duration Bond Fund	Short Term Bond Fund

Independent Trustees
William J. Armstrong	$796	$56	$584	$1,446
Roland R. Eppley, Jr.*	620	44	455	1,126
John F. Finn	620	44	455	1,126
Dr. Matthew Goldstein	711	50	522	1,292
Robert J. Higgins	711	50	522	1,292
Peter C. Marshall	846	60	622	1,539
Marilyn McCoy	796	56	584	1,446
William G. Morton, Jr.	620	44	455	1,126
Robert A. Oden, Jr.	620	44	455	1,126
Fergus Reid, III	1,185	84	870	2,154
Frederick W. Ruebeck	711	50	522	1,292
James J. Schonbachler	620	44	455	1,126
Interested Trustee
Leonard M. Spalding, Jr.	796	56	584	1,446

* Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

Part I - 22

Name of Trustee	Short Term Bond Fund II	Treasury & Agency Fund	Strategic Income Fund	Ultra Short Duration Bond Fund

Independent Trustees
William J. Armstrong	$282	$128	$18	$1,266
Roland R. Eppley, Jr.*	220	99	14	986
John F. Finn	220	99	14	986
Dr. Matthew Goldstein	252	114	16	1,131
Robert J Higgins	252	114	16	1,131
Peter C. Marshall	300	136	20	1,347
Marilyn McCoy	282	128	18	1,266
William G. Morton, Jr.	220	99	14	986
Robert A. Oden, Jr.	220	99	14	986
Fergus Reid, III	420	190	27	1,885
Frederick W. Ruebeck	252	114	16	1,131
James J. Schonbachler	220	99	14	986
Interested Trustee
Leonard M. Spalding, Jr.	282	128	18	1,266

* Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

Name of Trustee	Total Compensation Paid from Fund Complex(1)

Independent Trustees
William J. Armstrong	$215,417
Roland R. Eppley*	167,750
John F. Finn	0	^
Dr. Matthew Goldstein	192,500
Robert J Higgins	0	^^
Peter C. Marshall	229,167
Marilyn McCoy	215,417
William G. Morton, Jr.	167,750
Robert A. Oden, Jr.	117,425	^^^
Fergus Reid, III	320,833
Frederick W. Ruebeck	192,500
James J. Schonbachler	167,750
Interested Trustee
Leonard M. Spalding, Jr.	215,417

* Mr. Rolland R. Eppley, Jr. retired as an Independent Trustee from the Board of Trustees effective 12/31/07.

(1) A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or (ii) have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (145 funds)

^ Does not include $167,750 of Deferred Compensation.

^^ Does not include $192,500 of Deferred Compensation

^^^ Does not include $50,325 of Deferred Compensation.

Part I - 23

INVESTMENT ADVISER

Investment Advisory Fees

          The table below sets forth the investment advisory fees paid by the following Funds to JPMIA, (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$7,884	$—	$11,091	$—	$10,902	($514)
Core Plus Bond Fund	2,608	—	3,183	—	2,826	—
Government Bond Fund	2,126	—	3,144	—	3,162	—
High Yield Bond Fund	4,958	—	7,663	—	9,187	—
Intermediate Bond Fund	2,780	—	3,537	(21)	2,850	(208)
Mortgage-Backed Securities Fund	3,019	(1,198)	2,462	(1,915)	1,420	(2,039)
Short Duration Bond Fund	1,827	(385)	1,702	(476)	1,680	(656)
Treasury & Agency Fund	292	(6)	424	(12)	746	(118)
Ultra Short Duration Bond Fund	3,111	(1,106)	2,434	(1,537)	2,149	(1,444)

* The fiscal year end changed from June 30 to the last day of February. Therefore, the investment advisory fees as of 2/28/06 were for 7/1/05 to 2/28/06.

          The table below sets forth the investment advisory fees paid by the following Funds to JPMIM, JPMFAM (USA) or JPMorgan Chase Bank, NA (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/06		Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Bond Fund	$2,905	($502)	$2,573	$(286)	$5,830	($780)
Emerging Markets Debt Fund	471	(46)	410	(37)	1,688	(7)
Enhanced Income Fund	96	(253)	67	(149)	116	(268)
Real Return Fund	16	(180)	25	(89)	14	(236)
Short Term Bond Fund	1,577	(171)	1,434	(195)	3,669	(636)
Short Term Bond Fund II	1,641	(129)	436	(140)	557	(233)
Strategic Income Fund	—	(99)	—	(56)	—	(89)

* The fiscal year changed from August 31 to the last day of February. Therefore, the investment advisory fees as of 2/28/07, was for 9/1/06 to 2/28/07.

          Prior to December 31, 2006, JPMorgan High Yield Partners LLC (“JPMHYP”) served as sub-adviser with respect to the High Yield Bond Fund pursuant to a Sub-Advisory Agreement between JPMorgan High Yield Partners LLC (JPMHYP) and JPMIA, the former parent company of JPMHYP. Effective December 31, 2006, JPMHYP merged into JPMIM and the sub-advisory agreement terminated. For the fiscal years ended February 28, 2006 and February 28, 2007 respectively, JPMIA paid JPMHYP $7,887,597 ($207,779 of which was waived), $5,013,520.00 ($385,658.00 of which was waived), and $5,783,147 respectively, in sub-advisory fees with respect to the High Yield Bond Fund. As a result of the termination of the Sub-Advisory Agreement, JPMHYP no longer serves as the sub-adviser to the High Yield Bond Fund and after December 31, 2006, JPMIA retains all fees that previously would have been payable to JPMHYP. The termination of the sub-advisory agreement did not result in any portfolio management changes to the Fund and the portfolio

Part I - 24

management staff of JPMorgan High Yield Partners LLC continued in their portfolio management roles for the Fund as portfolio managers of JPMIA.

Voluntary Waivers

          In addition to the waivers described in the prospectus, JPMIA, JPMFM, and JPMDS have voluntarily agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) for the following Funds exceed the amounts indicated below. These waivers are voluntary and may be discontinued at any time.

Ultra Shares—Voluntary Waivers Name of Fund
Core Bond Fund	0.40%
Intermediate Bond Fund	0.40
Short Duration Bond Fund	0.30
Ultra Short Duration Bond Fund	0.25

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

          The following table shows information regarding all of the other accounts managed by each portfolio manager as of 2/29/08:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Bond Fund
Timothy N. Neumann	8	4,502.63	4	$2,037.89	63	$8,730.07
William Eigen	1	840.00	1	151.34	0	0
Core Bond Fund
Douglas Swanson	6	5,302.71	5	3,489.21	44	8,594.18
Christopher Nauseda	3	2,746.12	0	0	32	2,035.86
Core Plus Bond Fund
Gary J. Madich	0	0	0	0	3	176.11
Mark M. Jackson	1	189.10	1	701.78	33	3,007.57
Frederick A. Sabetta	0	0	0	0	1	5,65
Richard D. Figuly	2	2,804.38	0	0	19	2,445.71
Emerging Markets Debt Fund
Jeffery J. Grills	3	37.36	15	5,506.78	18	4,854.56
Gunter J. Heiland	4	2,764.05	2	764.08	6	2,938.01
Enhanced Income Fund
John T. Donohue	5	4,339.06	57	225,583.01	134	32,813.25
Jarred A. Sherman	2	1,341.71	5	4,151.94	72	18,874.52

Part I - 25

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
David Martucci	2	1,341.71	5	4,151.94	73	18,874.53
Government Bond Fund
Michael Sais	2	488.90	8	1,031.12	6	381.91
Scott F. Grimshaw	6	2,299.82	0	0	37	2,776.09
High Yield Bond Fund
William J. Morgan	4	507.76	7	988.95	7	452.91
James P. Shanahan	6	2,243.95	0	0	37	2,776.09
James E. Gibson	2	488.90	0	0	0	0
Intermediate Bond Fund
Douglas Swanson	6	8,683.44	5	3,489.21	44	8,594.18
Scott F. Grimshaw	6	2,243.95	0	0	37	2,776.09
Mortgage-Backed Securities Fund
Douglas Swanson	6	8,666.09	5	3,489.21	44	8,594.18
Michael Sais	4	2,690.83	2	764.08	6	2,938.01
Real Return Fund
Timothy N. Neumann	8	6,115.20	4	2,037.89	63	8,730.07
Donald A. Clemmenson	0	0	0	0	0	0
Short Duration Bond Fund
Gregg F. Hrivnak	1	1,188.60	0	0	19	2,319.27
Richard D. Figuly	2	2,176.93	0	0	19	2,446.71
Short Term Bond Fund
John T. Donohue	5	3,351.14	57	225,583.01	134	32.813.25
Jarred A. Sherman	2	353.79	5	4,151.94	72	18,874.52
David Martucci	2	353.79	5	4,151.94	73	18,874.53
Short Term Bond Fund II
John T. Donohue	5	4,192.18	57	225,583.01	134	32,813.25
Jarred A. Sherman	2	1,194.83	5	4,151.94	72	18,874.52
David Martucci	2	1,194.83	5	4,151.94	73	18,874.53
Strategic Income Fund
Michael J. Pecoraro	0	0	7	6,679.84	2	20.89
Timothy N. Neumann	8	6,177.55	4	2,037.89	63	8,730.07
Robert L. Cook	4	970.39	12	1,237.69	2	368.28
Thomas G. Hauser	4	970.39	11	1,157.98	2	368.28
Jeffery J. Grills	3	322.19	15	5,506.78	18	4,854.56
Gunter J. Heiland	3	322.19	15	5,506.78	18	4,854.56
John T. Donohue	5	4,192.18	57	225,583.01	134	32,813.25
Treasury & Agency Fund
Scott F. Grimshaw	6	2,521.92	0	0	37	2,776.09
Peter D. Simons	0	0	2	2,166.70	20	2,372.59
Ultra Short Duration Bond Fund
Michael Sais	4	2,496.22	2	764.08	6	2,938.01
Gregg F. Hrivnak	1	1,615.78	0	0	19	2,319.27
Richard Figuly	2	2,604.11	0	0	19	2,446.71

Part I - 26

          The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of 2/29/08.

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Bond Fund
Timothy N. Neumann	0	$0	0	$0	0	$0
William Eigen	0	0	0	0	0	0
Core Bond Fund
Douglas Swanson	0	0	0	0	0	0
Christopher Nauseda	0	0	0	0	0	0
Core Plus Bond Fund
Gary J. Madich	0	0	0	0	0	0
Mark M. Jackson	0	0	0	0	0	0
Frederick A. Sabetta	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	0	0
Emerging Markets Debt Fund
Jeffery J. Grills	0	0	0	0	0	0
Gunter J. Heiland	0	0	0	0	0	0
Enhanced Income Fund
John T. Donohue	0	0	1	2,604.05	8	2,112.47
Jarred A. Sherman	0	0	0	0	2	743.28
David Martucci	0	0	0	0	2	743.28
Government Bond Fund
Michael Sais	0	0	0	0	0	0
Scott F. Grimshaw	0	0	0	0	0	0
High Yield Bond Fund
William J. Morgan	1	171.07	0	0	0	0
James P. Shanahan	1	171.07	0	0	0	0
James E. Gibson	1	171.07	0	0	0	0
Intermediate Bond Fund
Douglas Swanson	0	0	0	0	0	0
Scott F. Grimshaw	0	0	0	0	0	0
Mortgage-Backed Securities Fund
Douglas Swanson	0	0	0	0	0	0
Michael Sais	0	0	0	0	0	0
Real Return Fund
Timothy N. Neumann	0	0	0	0	0	0
Donald A. Clemmenson	0	0	0	0	0	0
Short Duration Bond Fund
Gregg F. Hrivnak	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	0	0
Short Term Bond Fund
John T. Donohue	0	0	1	2,604.05	8	2,112.47
Jarred A. Sherman	0	0	0	0	2	743.28

Part I - 27

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

David Martucci	0	0	0	0	2	743.28
Short Term Bond Fund II
John T. Donohue	0	0	1	2,604.05	8	2,112.47
Jarred A. Sherman	0	0	0	0	2	743.28
David Martucci	0	0	0	0	2	743.28
Strategic Income Fund
Michael J. Pecoraro	0	0	4	212.67	2	20.89
Timothy N. Neumann	0	0	0	0	0	0
Robert L. Cook	0	0	0	0	0	0
Thomas G. Hauser	0	0	0	0	0	0
Jeffery J. Grills	0	0	0	0	0	0
Gunter J. Heiland	0	0	0	0	0	0
John T. Donohue	0	0	1	2,604.05	8	2,112.47
Treasury & Agency Fund
Scott F. Grimshaw	0	0	0	0	0	0
Peter D. Simons	0	0	0	0	0	0
Ultra Short Duration Bond Fund
Michael Sais	0	0	0	0	0	0
Gregg F. Hrivnak	0	0	0	0	0	0
Richard Figuly	0	0	0	0	0	0

Portfolio Managers’ Ownership of Securities

          The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, as of 2/29/08.

Aggregate Dollar Range of Securities in the Fund

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000

Bond Fund
Timothy N. Neumann				X
William Eigen	X
Core Bond Fund
Douglas Swanson						X
Christopher Nauseda				X
Core Plus Bond Fund
Gary J. Madich	X
Mark M. Jackson			X
Frederick A. Sabetta	X
Richard D. Figuly	X
Emerging Markets Debt Fund
Jeffery J. Grills					X
Gunter J. Heiland					X

Part I - 28

Aggregate Dollar Range of Securities in the Fund

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000

Enhanced Income Fund
John T. Donohue	X
Jarred A. Sherman	X
David Martucci	X
Government Bond Fund
Michael Sais				X
Scott F. Grimshaw			X
High Yield Bond Fund
William J. Morgan					X
James P. Shanahan				X
James E. Gibson			X
Intermediate Bond Fund
Douglas Swanson	X
Scott F. Grimshaw	X
Mortgage-Backed Securities Fund
Douglas Swanson						X
Michael Sais	X
Real Return Fund
Timothy N. Neumann	X
Donald A. Clemmenson	X
Short Duration Bond Fund
Gregg F. Hrivnak	X
Richard D. Figuly	X
Short Term Bond Fund
John T. Donohue	X
Jarred A. Sherman	X
David Martucci	X
Short Term Bond Fund II
John T. Donohue	X
Jarred A. Sherman	X
David Martucci	X
Strategic Income Fund
Michael J. Pecoraro	X
Timothy N. Neumann	X
Robert L. Cook	X
Thomas G. Hauser	X
Jeffery J. Grills	X
Gunter J. Heiland	X
John T. Donohue	X
Treasury & Agency Fund
Scott F. Grimshaw	X
Peter D. Simons	X
Ultra Short Duration Bond Fund
Michael Sais							X

Part I - 29

Aggregate Dollar Range of Securities in the Fund

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000

Gregg F. Hrivnak	X
Richard Figuly	X

          For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

          The tables below sets forth the administration, administrative services and co-administration fees paid by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 8/31/06		Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Bond Fund	$952	($207)	$792	$(159)	$1,687	($501)
Emerging Markets Debt Fund	60	(15)	40	(24)	234	(6)
Enhanced Income Fund	21	(122)	22	(64)	30	(123)
Real Return Fund	3	(54)	10	(22)	13	(58)
Short Term Bond Fund	165	(552)	301	(349)	749	(960)
Short Term Bond Fund II	544	(183)	208	(22)	231	(83)
Strategic Income Fund	—	(23)	—	(12)	—	(20)

* The fiscal year changed from August 31 to the last day of February. Therefore, the administrator fees as of 2/28/07 was for 9/1/06 to 2/28/07.

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$1,046	$(1,717)	$2,110	$(1,603)	$1,152	($2,630)
Core Plus Bond Fund	917	—	997	(69)	787	(149)
Government Bond Fund	744	—	958	(94)	1,005	(42)
High Yield Bond Fund	801	—	1,144	(40)	1,394	(10)
Intermediate Bond Fund	274	(700)	459	(732)	518	(495)
Mortgage-Backed Securities Fund	249	(657)	290	(967)	743	(239)
Short Duration Bond Fund	381	(386)	417	(459)	672	(257)
Treasury & Agency Fund	27	(75)	40	(106)	242	(45)
Ultra Short Duration Bond Fund	442	(885)	612	(983)	670	(759)

* The fiscal year end changed from June 30 to the last day of February. Therefore, the administrator fees as of 2/28/06 were for 7/1/05 to 2/28/06.

          For a more complete discussion, see the “Administrator” section in Part II of this SAI.

Part I - 30

DISTRIBUTOR

Compensation Paid to JPMDS

          The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended 2/29/08.

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Bond Fund	$22,732	$22,659	18	146,314
Core Bond Fund	641,888	226,683	495	2,857,065
Core Plus Bond Fund	12,163	18,728	171	192,161
Emerging Markets Debt Fund	8,877	1,032	1,542	44,656
Enhanced Income Fund	—	—	—	—
Government Bond Fund	48,889	110,164	1,009	1,006,736
High Yield Bond Fund	29,138	96,632	653	702,685
Intermediate Bond Find	12,662	109,543	4	991,861
Mortgage-Backed Securities Fund	1,231	—	—	41,385
Real Return Fund	4,695	50	—	6,963
Short Duration Bond Fund	3,395	15,771	—	398,506
Short Term Bond Fund	2,500	2,000	—	28,497
Short Term Bond Fund II	241	—	—	616,348
Strategic Income Fund	1,767	8,219	—	75,192
Treasury & Agency Fund	17,322	10,815	—	233,227
Ultra Short Duration Bond Fund	4,078	4,078	—	2,032,248

          The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended 2/29/08 was $810,578. For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

          The tables below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/06			Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid		Waived	Paid	Waived	Paid	Waived
Bond Fund
Class A	$24		$—	$21	$—	$65	$—
Class B	19		—	12	—	30	—
Class C	10		—	15	—	52	—
Emerging Markets Debt Fund
Class A	—	^	—	1	—	19	—
Class C	—	^	—	3	—	26	—

Part I - 31

	Fiscal Year Ended 8/31/06			Fiscal Year Ended 2/28/07*			Fiscal Year Ended 2/29/08
Funds	Paid		Waived	Paid		Waived	Paid	Waived
Real Return Fund
Class A	1		—	1		—	3	—
Class C	—	^	—	—	^	—	4	—
Short Term Bond Fund
Class A	11		—	10		—	28	—
Short Term Bond Fund II
Class A	92		—	34		—	65	—
Class M	915		—	337		—	552	—
Strategic Income Fund
Class A	12		—	9		—	18	—
Class B	47		—	22		—	34	—
Class C	20		—	12		—	19	—
Class M**	20		—	8		—	5	—

^ Rounds to less than $1,000.

* The fiscal year changed from August 31 to the last day of February. Therefore, the distribution fees as of 2/28/07, was for 9/1/06 to 2/28/07.

** Class M Shares were dissolved and terminated effective June 29, 2007.

          Distribution Fees

	Fiscal Year Ended 2/28/06*				Fiscal Year Ended 2/28/07				Fiscal Year Ended 2/29/08
	2006*				2007				2008
Funds	Paid		Waived		Paid		Waived		Paid		Waived
Core Bond Fund
Class A	$649		$—		$1,147		$—		$1,621		$—
Class B	451		—		578		—		551		—
Class C	299		—		433		—		685		—
Class R2	N/A	**	N/A	**	N/A	**	N/A	**	N/A	**	N/A	**
Core Plus Bond Fund
Class A	90		—		126		—		118		—
Class B	41		—		56		—		42		—
Class C	16		—		23		—		31		—
Class R2	N/A	**	N/A	**	N/A	**	N/A	**	N/A	**	N/A	**
Government Bond Fund
Class A	235		—		379		—		452		—
Class B	434		—		471		—		339		—
Class C	121		—		164		—		215		—
Class R2	N/A	**	N/A	**	N/A	**	N/A	**	N/A	**	N/A	**
High Yield Bond Fund
Class A	108		—		167		—		215		—
Class B	186		—		259		—		242		—
Class C	135		—		193		—		246		—
Class R2	N/A	**	N/A	**	N/A	**	N/A	**	N/A	**	N/A	**
Intermediate Bond Fund
Class A	266		—		331		—		302		—
Class B	465		—		529		—		411		—
Class C	310		—		342		—		279		—

Part I - 32

	Fiscal Year Ended 2/28/06*		Fiscal Year Ended 2/28/07		Fiscal Year Ended 2/29/08
	2006*		2007		2008
Funds	Paid	Waived	Paid	Waived	Paid	Waived

Mortgage-Backed Securities Fund
Class A	24	—	34	—	41	—
Short Duration Bond Fund
Class A	160	—	221	—	151	—
Class B	129	—	145	—	110	—
Class C	235	—	206	—	137	—
Treasury & Agency Fund
Class A	132	—	182	—	170	—
Class B	98	—	103	—	63	—
Ultra Short Duration Bond Fund
Class A	416	—	417	—	287	—
Class B	279	—	305	—	197	—
Class C	1,917	—	2,083	—	1,548	—

* The fiscal year end changed from June 30 to the last day of February. Therefore, the distribution fees as of 2/28/06 were for 7/1/05 to 2/28/06.

** Class R2 Shares are first being offered as of the date of this SAI.

          For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

          Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C and Class R2	0.25%
Institutional Class	0.10%
Class R5	0.05%
Short Term Bond Fund II – Class M Shares	0.25%

          Ultra Shares do not pay shareholder service fees.

The tables below sets forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/06		Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Bond Fund
Class A	$9	($15)	$8	$(13)	$26	($39)
Class B	6	—	4	—	10	—
Class C	3	—	5	—	17	—
Select Class	1,832	—	1,749	—	3,960	—
Institutional Class	224	(25)	149	(16)	368	(41)

Part I - 33

	Fiscal Year Ended 8/31/06			Fiscal Year Ended 2/28/07*		Fiscal Year Ended 2/29/08
Funds	Paid		Waived	Paid	Waived	Paid	Waived
Emerging Markets Debt Fund
Class A1	—	^	—	1	—	19	—
Class C1	—	^	—	1	—	8	—
Select Class	125		(59)	150	—	530	—
Class R5[2]	—	^	—	1	—	10	—
Enhanced Income Fund
Institutional Class	—		(140)	—	(86)	1	(153)
Real Return Fund
Class A	1		— ^	1	— ^	2	(1)
Class C	—	^	— ^	—	— ^	1	—
Select Class	82		(56)	43	(30)	94	(64)
Institutional Class	—		— ^	—	(3)	—	(6)
Short Term Bond Fund
Class A	8		(3)	8	(2)	22	(6)
Select Class	704		—	1,118	—	3,212	—
Institutional Class	—		(413)	—	(201)	1	(425)
Short Term Bond Fund II
Class A	37		(55)	13	(21)	26	(39)
Class M	653		—	241	—	394	—
Select Class	409		(615)	121	(180)	133	(199)
Strategic Income Fund
Class A	12		—	9	—	18	—
Class B	16		—	7	—	11	—
Class C	7		—	4	—	6	—
Class M3	12		—	5	—	3	—
Select Class	5		—	2	—	4	—
Institutional Class	—		(2)	—	(2)	—	(3)

* The fiscal year changed from August 31 to the last day of February. Therefore, the shareholder services fees as of 2/28/07 was for 9/1/06 to 2/28/07.

^ Rounds to less than $1,000.

1 Class A and Class C Shares of the Emerging Markets Debt Fund were launched 6/16/06.

2 Class R5 Shares of the Emerging Markets Debt Fund were launched 5/5/06.

3 Class M Shares were dissolved and terminated effective 6/29/07.

	Fiscal Year Ended 2/28/06*			Fiscal Year Ended 2/28/07			Fiscal Year Ended 2/29/08
Funds	Paid		Waived	Paid		Waived	Paid		Waived
Core Bond Fund
Class A	$259		$(390)	$459		$(688)	$649		($972)
Class B	150		—	193		—	184		—
Class C	100		—	144		—	228		(1,070)
Select Class	3,662		(915)	4,777		(1,194)	4,279		—
Class R5	N/A	**	N/A **	10		—	49		—
Class R2	N/A	***	N/A ***	N/A	***	N/A ***	N/A	***	N/A ***
Core Plus Bond Fund
Class A	74		(16)	107		(19)	104		(14)
Class B	13		—	19		—	14		—
Class C	6		—	8		—	11		—

Part I - 34

	Fiscal Year Ended 2/28/06*			Fiscal Year Ended 2/28/07			Fiscal Year Ended 2/29/08
Funds	Paid		Waived	Paid		Waived	Paid		Waived
Select Class	1,693		(359)	2,098		(371)	1,923		(266)
Class R2	N/A	***	N/A ***	N/A	***	N/A ***	N/A	***	N/A ***
Government Bond Fund
Class A	26		(209)	44		(335)	42		(410)
Class B	133		(11)	146		(11)	104		(9)
Class C	37		(3)	51		(3)	66		(6)
Select Class	349		(1,003)	256		(1,774)	31		(1,967)
Class R2	N/A	***	N/A ***	N/A	***	N/A ***	N/A	***	N/A ***
High Yield Bond Fund
Class A	28		(81)	43		(124)	54		(161)
Class B	53		(9)	74		(12)	69		(12)
Class C	39		(6)	55		(9)	70		(12)
Select Class	416		(1,205)	636		(1,837)	735		(2,200)
Class R5	N/A	**	N/A **	2		—	9		—
Class R2	N/A	***	N/A ***	N/A	***	N/A ***	N/A	***	N/A ***
Intermediate Bond Fund
Class A	192		(74)	239		(92)	217		(85)
Class B	155		—	176		—	137		—
Class C	103		—	114		—	93		—
Select Class	1,119		(436)	1,479		(575)	1,226		(477)
Mortgage-Backed Securities Fund
Class A	14		(10)	21		(13)	24		(17)
Select Class	115		(75)	157		(105)	159		(105)
Short Duration Bond Fund
Class A	160		—	221		—	151		—
Class B	43		—	48		—	37		—
Class C	78		—	69		—	46		—
Select Class	903		—	962		—	1,254		—
Treasury & Agency Fund
Class A	—		(132)	—		(182)	—		(170)
Class B	—		(33)	—		(34)	—		(21)
Select Class	—		(78)	—		(148)	—		(529)
Ultra Short Duration Bond Fund
Class A	333		(83)	334		(83)	230		(57)
Class B	74		(19)	82		(20)	53		(13)
Class C	511		(128)	554		(140)	413		(103)
Select Class	940		(235)	1,201		(300)	916		(230)

* The fiscal year end changed from June 30 to the last day of February. Therefore, the shareholder services fees as of 2/28/06 was for 7/1/05 to 2/28/06.

** Class R5 Shares had not yet commenced operations on this date.

*** Class R2 Shares are first being offered as of the date of this SAI.

          For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

Part I - 35

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

          The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

Fund	Fiscal Year Ended 8/31/06	Fiscal Year Ended 2/28/07*	Fiscal Year Ended 2/29/08
Bond Fund
Total Brokerage Commissions	$746	$458	$1,698
Brokerage Commissions to Affiliated Broker-Dealers	—	36	16
Emerging Markets Debt Fund
Total Brokerage Commissions	11	6	28
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Enhanced Income Fund
Total Brokerage Commissions	26	9	18
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Real Return Fund
Total Brokerage Commissions	26	32	66
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—^
Short Term Bond Fund
Total Brokerage Commissions	292	218	688
Brokerage Commissions to Affiliated Broker-Dealers	60	43	130
Short Term Bond Fund II
Total Brokerage Commissions	214	49	105
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Strategic Income Fund
Total Brokerage Commissions	3	9	124
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

^ Rounds to less than $1,000.

* The fiscal year changed from August 31 to the last day of February. Therefore, the brokerage commissions as of 2/28/07 was for 9/1/06 to 2/28/07.

** The Real Return Fund was launched August 1, 2005

Fund	Fiscal Year Ended 2/28/06*	Fiscal Year Ended 2/28/07	Fiscal Year Ended 2/29/08
Core Bond Fund
Total Brokerage Commissions	$—	$—	$—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Core Plus Bond Fund
Total Brokerage Commissions	1	2	1
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Government Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
High Yield Bond Fund
Total Brokerage Commissions	10	^	8
Brokerage Commissions to Affiliated Broker-Dealers	0	—	—

Part I - 36

Fund	Fiscal Year Ended 2/28/06*	Fiscal Year Ended 2/28/07	Fiscal Year Ended 2/29/08
Intermediate Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Mortgage-Backed Securities Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Short Duration Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Treasury & Agency Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Ultra Short Duration Bond Fund
Total Brokerage Commissions	—	14	8
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

^ Rounds to less than $1,000.

* The fiscal year end changed from June 30 to the last day of February. Therefore, the brokerage commissions as of 2/28/06 was for 7/1/05 to 2/28/06.

          For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

          For the fiscal year ended February 29, 2008, the Adviser, either JPMIM or JPMIA, allocated brokerage commissions to brokers who provided broker research for the Funds as follows:

Fund Name	Amount
Bond Fund	$1,180,158
Core Bond Fund	0
Core Plus Bond Fund	912
Emerging Markets Debt Fund	16,766
Enhanced Income Fund	10,314
Government Bond Fund	0
High Yield Bond Fund	7,377
Intermediate Bond Fund	0
Mortgage-Backed Securities Fund	0
Real Return Fund	63,514
Short Duration Bond Fund	$0
Short Term Bond Fund	467,179
Short Term Bond Fund II	64,040
Strategic Income Fund	19,820
Treasury & Income Fund	0
Ultra Short Term Bond Fund	392

Part I - 37

Securities of Regular Broker-Dealers

          As of February 29, 2008, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

Core Bond Fund	ABN AMRO Inc.	$2,012
	Banc Of America Securities LLC	48,859
	Bank of America Corporation	13,703
	Barclays Capital Inc.	35,332
	Bear Stearns & Co. Inc.*	42,282
	Citigroup Global Markets Inc.	69, 273
	Credit Suisse First Boston LLC	48,840
	Goldman Sachs and Company	30,173
	HSBC Securities Inc.	21,733
	Lehman Brothers Inc.	44,084
	Merrill Lynch & Co. Inc.	39,970
	UBS Financial Services Inc.	873

Core Plus Bond Fund	ABN AMRO Inc.	420
	Banc of America Securities LLC	14,034
	Bank of America Corporation	24,130
	Barclays Capital Inc.	13,970
	Bear Stearns & Co. Inc.*	20,065
	Citigroup Global Markets Inc.	8,406
	Credit Suisse First Boston LLC	19,843
	Deutsche Bank AG	186
	Goldman Sachs and Company	8,295
	HSBC Securities Inc.	5,915
	Lehman Brothers Inc.	15,220
	Merrill Lynch & Co. Inc.	13,345
	UBS Financial Services Inc.	476

Government Bond Fund	Banc of America Securities LLC	21,897
	Barclays Capital Inc.	30,000
	Bear Stearns & Co. Inc.*	30,000
	Credit Suisse First Boston LLC	30,000
	Lehman Brothers Inc.	30,000

High Yield Bond Fund	Banc of America Securities LLC	6,687
	Barclays Capital Inc.	30,000
	Citigroup Global Markets Inc.	4,062
	Goldman Sacs and Company	4,000
	Lehman Brothers Inc.	30,000

Intermediate Bond Fund	Banc of America Securities LLC	7,404
	Bank of America Corporation	8,260
	Barclays Capital Inc.	10,625
	Bear Stearns & Co. Inc.*	20,476

Part I - 38

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

	Citigroup Global Markets Inc.	17,811
	Credit Suisse First Boston LLC	10,477
	Deutsche Bank AG	458
	Goldman Sachs and Company	1,063
	HSBC Securities Inc.	12,997
	Lehman Brothers Inc.	13,985
	Merrill Lynch & Co, Inc.	8,391
	UBS Financial Services Inc.	212

Mortgage-Backed Securities Fund	ABN AMRO Inc.	664
	Banc of America Securities LLC	14,010
	Bank of America Corporation	737
	Bear Stearns & Co. Inc.*	10,073
	Citigroup Global Markets Inc.	11.052
	Credit Suisse First Boston LLC	1,177
	Merrill Lynch & Co. Inc.	680

Short Duration Bond Fund	ABN AMRO Inc.	4,143
	Banc of America Securities LLC	16,645
	Bank of America Corporation	20,611
	Barclays Capital Inc.	54,000
	Bear Stearns & Co. Inc.*	16,121
	Citigroup Global Markets Inc.	19,306
	Credit Suisse First Boston LLC	31,330
	Goldman Sachs and Company	19,867
	HSBC Securities Inc.	6,054
	Lehman Brothers Inc.	4,956
	Merrill Lynch & Co. Inc.	15,106

Treasury & Agency Fund	Banc of America Securities LLC	35,816
	Barclays Capital Inc.	35,000
	Bear Stearns & Co. Inc.*	35,000
	Credit Suisse First Boston LLC	35,000
	Lehman Brothers Inc.	35,000

Ultra Short Duration Bond Fund	Banc of America Securities LLC	15,389
	Bears Stearns & Co. Inc.*	31,768
	Citigroup Global Markets Inc.	317
	Credit Suisse First Boston LLC	12,764
	Lehman Brothers Inc.	319
	Merrill Lynch & Co. Inc.	944

Bond Fund	Bank of America Corporation	1,390
	Barclays Capital Inc.	9,712
	Bear Stearns & Co. Inc.*	22,095
	Citigroup Global Markets Inc.	35,449
	Credit Suisse First Boston LLC	26,379
	Deutsche Bank AG	11,168

Part I - 39

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

	Goldman Sachs and Company	13,298
	HSBC Securities Inc.	1,985
	Lehman Brothers Inc.	49,583
	Merrill Lynch & Co. Inc.	18,972
	Royal Bank of Scotland Group	3,380

Emerging Markets Debt Fund	Bear Stearns & Co. Inc.*	240
	Citigroup Global Markets Inc.	18,422
	Credit Suisse First Boston LLC	11,580
	Deutsche Bank AG	1,000
	Goldman Sachs and Company	825
	Lehman Brothers Inc.	944

Enhanced Income Fund	N/A	N/A

Real Return Fund	Citigroup Global Markets Inc.	303
	Credit Suisse First Boston LLC	90
	Merrill Lynch & Co. Inc.	493

Short Term Bond Fund	Banc of America Securities LLC	9,002
	Bank of America Corporation	3,355
	Bear Stearns & Co. Inc.*	13,186
	Citigroup Global Markets Inc.	25,048
	Credit Suisse First Boston LLC	30,463
	Deutsche Bank AG	8,209
	Goldman Sachs and Company	10,155
	Greenwich Capital Markets, Inc.	12,832
	HSBC Securities Inc.	12,832
	Lehman Brother Inc.	6,149
	Merrill Lynch & Co, Inc.	4,035
	Royal Bank of Scotland Group	12,575

Short Term Bond Fund II	Banc of America Securities LLC	2,755
	Bear Stearns & Co. Inc.*	2,336
	Citigroup Global Markets Inc.	4,594
	Deutsche Bank AG	1,189
	Goldman Sachs and Company	1,968
	Greenwich Capital Markets, Inc.	1,320
	HSBC Securities Inc.	2,501
	Lehman Brothers Inc.	265
	Merrill Lynch & Co. Inc.	1,970
	Royal Bank of Scotland Group	2,667

Strategic Income Fund	ABN AMRO Inc.	137
	Barclays Capital Inc.	461
	Bear Stearns & Co. Inc.*	24
	Citigroup Global Markets Inc.	643
	Credit Suisse First Boston LLC	182

Part I - 40

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

	Deutsche Bank AG	42
	Goldman Sachs and Company	41
	Greenwich Capital Markets, Inc.	42
	Lehman Brothers Inc.	336
	Royal Bank of Scotland Group	96

* Subsequent to February 29, 2008, the Bear Stearns Companies Inc. and its affiliates became affiliated with JPMorgan Chase & Co.

          For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARIES

Other Cash Compensation

          During the year ended 2/29/08, JPMIM, JPMIA, and SC-R&M paid approximately $74,833,828, $29,122,051 and $338,652, respectively for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

          Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

          With respect to sales of the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees

$1,000,000 - $9,999,999*	0.50%
$10,000,000 or more	0.25%

* If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund or Short Term Bond Fund II is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.50% of the sale of the Class A Shares of the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund or Short Term Bond Fund II. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          With respect to sales of the Income Funds (other than Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II), such fees are paid in accordance with the following schedule:

Part I - 41

Amount of Purchases	Finder’s Fees*

$1,000,000 — $3,999,999**	0.75%
$4,000,000 — $49,999,999	0.50%
$50,000,000 or more	0.25%

* If any defined contribution plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

** If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Funds (other than the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II) is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II). The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid by Advisers and Distributor

          For the fiscal year ended 2/29/08, the Advisers and JPMDS paid approximately $4,013,512 in finders’ fees.

TAX MATTERS

Capital Loss Carryforwards

          For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended 2/29/08 (amounts in thousands):

Fund	Capital Loss Carryforwards	Expiration Date
Bond Fund	$6,291	2/28/2014
	14,908	2/28/2015
	26,467	2/29/2016

Total	47,666

Enhanced Income Fund	1,180	2/28/2010
	792	2/28/2011
	3,941	2/29/2012
	526	2/28/2013
	680	2/28/2014
	421	2/28/2015
	3,400	2/29/2016

Total	10,940

Real Return Fund	149	2/28/2014
	1,306	2/28/2015

Total	1,455

Part I - 42

Fund	Capital Loss Carryforwards		Expiration Date
Short Term Bond Fund	1,803		2/29/2012
	1,217		2/28/2013
	8,476		2/28/2014
	6,394		2/28/2015
	27,212		2/29/2016

Total	45,102

Short Term Bond Fund II	1,675		2/29/2012
	657		2/28/2013
	14,799		2/28/2014
	10,312		2/28/2015
	2,292		2/29/2016

Total	29,735

Strategic Income Fund	5,237	*	2/28/2009
	8,447	*	2/28/2010
	463		2/28/2015
	609		2/29/2016

Total	14,756

Core Bond Fund	20,226		2/29/2012
	10,218		2/28/2013
	4,210		2/28/2014
	13,521		2/28/2015

Total	48,175

Core Plus Bond Fund	3,359		2/28/2014

Total	3,359

Government Bond Fund	2.673		2/28/2010
	2,650		2/28/2011
	376		2/29/2012

Total	5,699	**

Intermediate Bond Fund	1,203		2/28/2009
	426		2/28/2011
	10,051		2/28/2012
	1,948		2/28/2013
	1,475		2/28/2014
	4,534		2/28/2015
	1,065		2/29/2016

Total	20,702

Mortgage-Backed Securities Fund	6,996		2/29/2012
	7,519		2/28/2013
	1,459		2/28/2014
	391		2/29/2016

Total	16,365

Part I - 43

Fund	Capital Loss Carryforwards	Expiration Date
Short Duration Bond Fund	90	2/28/2009
	112	2/28/2010
	918	2/29/2012
	736	2/28/2013
	2,672	2/28/2014
	3,657	2/28/2015
Total	8,185

Treasury & Agency Fund	199	2/28/2014
	2,129	2/28/2015

Total	2,328

Ultra Short Duration Bond Fund	762	2/28/2009
	322	2/28/2010
	3,761	2/28/2011
	10,779	2/29/2012
	5,666	2/28/2013
	2,597	2/28/2014
	2,757	2/28/2015
	4,375	2/29/2016

Total	31,019

* A portion of this capital loss carried forward was acquired through the merger with JPMorgan Strategic Income Fund and may be limited under IRC Sections 381-384.

** The Government Bond Fund capital loss carryforward includes approximately $376,000 of losses acquired from JPMorgan U.S. Treasury Income Fund, the use of which may be limited under Code Sections 381-384.

          To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

          A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw Hill Companies – Standard & Poor’s	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Core Bond Fund
Nobel Azko	Monthly	30 days after month end
Callan Associates, Inc.	Quarterly	30 days after month end
Joint Commission on Accreditation of Healthcare Organizations	Quarterly	30 days after month end
Jeffrey Slocum & Associates, Inc.	Quarterly	30 days after month end
Bond Fund
Charles Schwab	Quarterly	30 days after month end
Sisters of St. Joseph of Peace	Quarterly	30 days after month end
High Yield Bond Fund
Wachovia	Quarterly	30 days after month end
Callan Associates, Inc.	Quarterly	30 days after month end
Short Duration Bond Fund
St. Lawrence University	Monthly	30 days after month end
Emerging Markets Debt Fund
Wachovia	Quarterly	30 days after month end

Part I - 44

          For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers.

          As of 9/30/08, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders.

          As of 9/30/08 the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

BOND FUND
CLASS A SHARES	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.00%
CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.49%
	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF RICHARD W KEOUGH 531 E 20TH ST APT 2E NEW YORK NY 10010-7632	7.17%

Part I - 45

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	5.97%
CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	7.63%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.77%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	9.91%
INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	11.47%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.92%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	18.19%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	7.01%
	JPMORGAN SMARTRETIREMENT INCOME FUND* JPMIM FBO 245 PARK AVE FL 7 NEW YORK NY 10167-0002	12.04%

Part I - 46

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	6.67%
	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	10.47%
SELECT CLASS SHARES	JPMORGAN CHASE BANK CUSTODIAN* FBO M&I 401K PLAN TRUST DTD 10/1/99 PO BOX 419784 KANSAS CITY MO 64141-6784	7.98%
	JPMORGAN CHASE BANK CUSTODIAN CUST* FBO NPD GROUP INC 401K PLAN PO BOX 419784 KANSAS CITY MO 64141-6784	5.68%
	JPMORGAN CHASE BANK TRUSTEE* FBO AWG RESTATED 401K PLAN C/O JPMORGAN RETIREMENT PLAN SERVICES JPM MGT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.27%
	JPMORGAN CHASE BANK TRUSTEE FBO* AQUILA INC RETIREMENT INVESTMENT PLAN ATTN: RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	5.52%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	43.34%
ULTRA SHARES	JPMIM AS AGENT FOR* WINTHROP UNIVERSITY SELF-INSURANCE TRUST ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	16.97%
	JPMIM AS AGENT FOR CHASE LTD* EMPLOYEE FUNDED PRE 1993 ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	6.13%

Part I - 47

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR NOVARTIS CORP* USBA BALANCED FUND- NORTHERN TRUST MASTER TRUST ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.55%
	JPMORGAN CHASE AS TRUSTEE* FBO FOREST LABORATORIES INC SAVINGS & PROFIT SHARING PLAN C/O JPMORGAN RET PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	28.54%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	9.04%
	JPMIM AS AGENT FOR WINTHROP* UNIVERSITY HOSPITAL ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	25.93%
CORE BOND FUND
CLASS A SHARES	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	7.35%
CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	10.58%
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.51%
CLASS R5 SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	19.85%

Part I - 48

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	25.07%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	10.89%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	6.32%
	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	16.35%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.15%
SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10.50%
	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	12.58%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	8.01%

Part I - 49

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	22.73%
ULTRA SHARES	FIDELITY INVESTMENTS INSTITUTIONAL OPERATION COMPANY AS AGENT FOR BF GOODRICH PLANS - 02680 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	7.52%
	JPMORGAN CHASE 401(K) SAVINGS PLAN* ATTN STEPHEN D RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	28.58%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	43.04%
CORE PLUS BOND FUND
CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.14%
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.66%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	18.59%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	15.94%

Part I - 50

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	28.48%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	26.79%
ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	100.00%
EMERGING MARKETS DEBT FUND
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.56%
CLASS C SHARES	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.62%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.02%
CLASS R5 SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.82%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	24.87%

Part I - 51

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	13.41%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.02%
	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.58%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	21.15%
SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.72%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	6.31%
	PATTERSON & CO FBO NETWORK OMNIBUS C/C/C 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	53.83%
	PATTERSON & CO FBO NETWORK OMNIBUS C/R/R 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	6.88%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	6.14%

Part I - 52

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

ENHANCED INCOME FUND

INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR CUST* FBO HARTFORD LIFE SEP ACCT ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	49.75%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	32.62%
	ARMSTRONG FOUNDATION ATTN SUSANNE DOMBROWSKI 2500 COLUMBIA AVE STE B701 LANCASTER PA 17603	14.35%
GOVERNMENT BOND FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	40.07%
CLASS B SHARES	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	8.92%
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	6.80%
SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	17.08%
	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	16.96%
	NFS LLC FBO REGIONS BANK PO BOX 12365 BIRMINGHAM AL 35202-2365	6.41%

Part I - 53

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	14.56%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	27.91%
HIGH YIELD BOND FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	8.08%
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	7.41%
CLASS R5 SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	12.42%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	19.08%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	26.87%
	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	10.43%

Part I - 54

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	10.43%

	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	12.10%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.86%

SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	6.71%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	6.48%

	PATTERSON & CO OMNIBUS C/C/C 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	9.33%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	43.24%

ULTRA SHARES	NORTHERN TRUST CO CUSTODIAN FBO CLIENT MASTER TRUST C/O SUNTRUST DELAWARE TRUST CO 777 BRICKELL AVE STE 200 MIAMI FL 33131-2812	13.56%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	43.67%

	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	35.47%

Part I - 55

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

INTERMEDIATE BOND FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	11.82%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	7.14%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246	22.49%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	66.96%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	11.85%

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	92.75%

MORTGAGE-BACKED SECURITIES FUND
CLASS A SHARES	NFS LLC FEBO GUSTAVO RIGOLI TTEE RIGOLI REVOC TRUST 1981 N OLD PATAGONIA RD NOGALES AZ 85621-1273	14.64%

SELECT CLASS SHARES	DESERET MUTUAL BENEFIT ADMINISTRATORS CUST FBO DESERET MUTUAL RETIREE 60 E SOUTH TEMPLE FL 4 SALT LAKE CTY UT 84111-1004	18.90%

Part I - 56

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	DIOCESE OF GARY AGENCY/PRIEST 9292 BROADWAY MERRILLVILLE IN 46410-7088	9.98%

	JPMIM AS AGENT FOR* ROMAN CATHOLIC DIOCESE OF GARY LAY RETIREMENT PLAN ATTN LAMONT CALDWELL OR MATT GAGON 1111 POLARIS PKWY FL 3F # OH1-0213 COLUMBUS OH 43240-2031	5.30%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	35.33%

	DESERET MUTUAL BENEFIT ADMINISTRATORS CUST FBO DESERET HEALTHCARE EMPLOYEE BENEFIT TRUST 60 E SOUTH TEMPLE FL 4 SALT LAKE CTY UT 84111-1004	28.40%

ULTRA SHARES	HALLMARK CARDS INC 105 ROSEMONT RD WESTWOOD MA 02090-2318	6.68%

	JPMIM AS AGENT FBO NORTHERN TRUST* AS TRUSTEE FOR ADVOCATE HEALTHCARE NETWORK ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	11.49%

	OSF BANK ONE CUSTODY* NATIONAL CITY BANK TRUST MUTUAL FUN PO BOX 94984 CLEVELAND OH 44101-4984	14.55%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	20.91%

	SHELDON & CO C/O NATIONAL CITY ATTN TRUST MUTUAL FUNDS PO BOX 94984 CLEVELAND OH 44101-4984	8.10%

Part I - 57

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

REAL RETURN FUND
CLASS A SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.42%

	NFS LLC FEBO JPMORGAN CHASE BANK TRAD CUST* IRA OF WARREN L PRICE 445 N PARK BLVD APT 4-I GLEN ELLYN IL 60137-4653	7.00%

CLASS C SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.74%

INSTITUTIONAL CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	82.42%

SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	15.16%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	30.45%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	22.85%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	31.36%

SHORT DURATION BOND FUND
CLASS C SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.02%

Part I - 58

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	53.21%

ULTRA SHARES	JPMIM AS AGENT FOR* ESTATE OF ROBERT B WEGMAN DANIEL WEGMAN EX ATTN CLIENT SERVICES 1111 POLARIS PKWY FL 3F COLUMBUS OH 43240-2031	11.24%

	JPMIM AS AGENT FOR* UNIV HOSPITALS HEALTH SYSTEM POOL 3 ATTN CLIENT SERVICES 1111 POLARIS PKWY OH1-0213 COLUMBUS OH 43240-2031	14.02%

	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	23.94%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	31.61%

	JPMIM AS AGENT FOR* TRINITY INDUSTRIES INC ATTN CLIENT SERVICES 1111 POLARIS PKWY FL3 OH1-0213 COLUMBUS OH 43240-2031	7.45%

SHORT TERM BOND FUND
CLASS A SHARES	MG TRUST COMPANY CUST. FBO GRIFFIN, KUBIK, STEPHENS & THOMPSON 700 17TH STREET SUITE 300 DENVER CO 80202-3531	5.24%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.28%

Part I - 59

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

INSTITUTIONAL CLASS SHARES	AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	11.81%

	BAUSCH & LOMB FOUNDATION, INC. ATTNDANIEL VANDUZER 1 BAUSCH AND LOMB PL ROCHESTER NY 14604-2701	9.17%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.01%

	PROF SHAR RET PLAN - KKR & CO VOLUNTARY CONTRIBUTION A/C FBO JEROME KOHLBERG ATTN: RICHARD KREIDER 111 RADIO CIRCLE DR MOUNT KISCO NY 10549-2609	13.43%

	WELLS FARGO BANK NA FBO CASTLE & COOKE, INC. HOURLY-DISB PO BOX 1533 MINNEAPOLIS MN 55480-1533	9.22%

	WELLS FARGO BANK NA FBO CASTLE & COOKE, INC. SALARIED- PO BOX 1533 MINNEAPOLIS MN 55480-1533	31.26%

	JPMORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.39%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.27%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32.66%

Part I - 60

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	SOUTHWEST SECURITIES INC FBO JANE A FISH PO BOX 509002 DALLAS TX 75250-9002	5.58%

SHORT TERM BOND FUND II
CLASS A SHARES	UBS FINANCIAL SERVICES INC. FBO ROCK PARTNERS, LLC 1040 OMALLEY RD ANCHORAGE AK 99515-3032	5.41%

	NFS LLC FEBO TRAVIS K ANDERSON 14 PERRY ST MORRISTOWN NJ 07960-5242	11.94%

CLASS M SHARES	SUMITOMO MITSUI BANKING CORPORATION INVESTMENT PRODUCTS BUSINESS DEPT 3-2 MARUNOUCHI 1-CHOUME CHIYODAKU TOKYO 100-0005 JAPAN	99.36%

SELECT CLASS SHARES	JPMORGAN CHASE BANK BLANCHE T ENDERS CHARITBLE TR ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.24%

	JPMORGAN TRUST CO, NA* JPMCB COLL FBO BUCKNER FDN INC ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.65%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	45.81%

	JPMORGAN CHASE BANK* FBO CLIENT ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	7.80%

STRATEGIC INCOME FUND
CLASS A SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.79%

Part I - 61

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS B SHARES	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF RICHARD W KEOUGH 531 E 20TH ST APT 2E NEW YORK NY 10010-7632	5.30%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.09%

CLASS C SHARES	NFS LLC FEBO SHMUEL TATZ SHMUEL TATZ 881 7TH AVENUE 862 NYC NY 10019-3210	8.64%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.69%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17.79%

INSTITUTIONAL CLASS SHARES	CAROLYN SANFORD 408 DEER MEADOW CIBOLO TX 78108-3112	5.03%

	JPMORGAN-CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	8.86%

	JP MORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	55.95%

	NFS LLC FEBO FMTC CUSTODIAN - ROTH IRA FBO BERTRAM J FISTER 200 ST ANDREWS CIR MILFORD OH 45150-2997	11.91%

Part I - 62

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.23%

	AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	8.06%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.95%

	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	12.34%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	18.06%

	JAMES M REIDY JR DORLEEN G REIDY JT TEN ACCT A 93 KINLOCK TER MILFORD CT 06460-6430	5.35%

TREASURY & AGENCY FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	15.13%

CLASS B SHARES	NFS LLC FEBO ROSEMARY MCNAMEE TTEE ROSEMARY MCNAMEE REV LIV TR 4132 WENTWORTH DR TROY MI 48098-5912	5.58%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	52.76%

Part I - 63

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

ULTRA SHORT DURATION BOND FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.42%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.64%

SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	22.27%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	16.37%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	36.06%

	WEISS LIQUIDATING TRUST SCOTT PELTZ TTEE 1 S WACKER DR STE 800 CHICAGO IL 60606-4650	5.24%

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	41.47%

	SEI PRIVATE TRUST CO C/O SUNTRUST ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	55.97%

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 64

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

          The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended 2/29/08 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

Part I - 65

JPMorgan Money Market Funds
STATEMENT OF ADDITIONAL INFORMATION
PART I

July 1, 2008
As supplemented November 3, 2008

JPMORGAN TRUST I (“JPMT I”)
JPMorgan Prime Money Market Fund (“Prime Money Market Fund”)
JPMorgan Federal Money Market Fund (“Federal Money Market Fund”)
JPMorgan 100% U.S. Treasury Securities Money Market Fund
(“100% U.S. Treasury Securities Money Market Fund”)
JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”)
JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”)
JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”)

JPMORGAN TRUST II (“JPMT II”)
JPMorgan Liquid Assets Money Market Fund (the “Liquid Assets Money Market Fund”)
JPMorgan U.S. Government Money Market Fund (the “U.S. Government Money Market Fund”)
JPMorgan U.S. Treasury Plus Money Market Fund (the “U.S. Treasury Plus Money Market Fund”)
JPMorgan Municipal Money Market Fund (the “Municipal Money Market Fund”)
JPMorgan Michigan Municipal Money Market Fund (the “Michigan Municipal Money Market Fund”)
JPMorgan Ohio Municipal Money Market Fund (the “Ohio Municipal Money Market Fund”)

(each a “Fund,” and collectively, the “Money Market Funds” or “Funds”)

          This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2008, the prospectus dated October 27, 2008 for E*TRADE Class Shares of Liquid Assets Money Market Fund and the prospectus dated October 16, 2008 for Service Shares, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 29, 2008, included in the annual Shareholder Reports relating to the Funds (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

Morgan Shares, Class B	Agency Shares, Capital Shares, Cash Management, Institutional Class
Shares and Class C	Shares, Investor Shares, Premier Shares, Reserve Shares, Service
Shares:	Shares and E*TRADE Class Shares:
JPMorgan Funds Services	JPMorgan Institutional Funds Service Center
P.O. Box 8528	500 Stanton Christiana Road, 3-OPS3
Boston, MA 02266-8528	Newark, DE 19713

1-800-480-4111	1-800-766-7722

SAI-MMKT-1108

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

i

GENERAL

The Trusts and the Funds

JPMT I Historical Information

          JPMT I is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT I is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series at the close of business on February 18, 2005 (“Predecessor JPMorgan Funds”). Each of the Predecessor JPMorgan Funds operated as a series of J.P. Morgan Mutual Fund Trust (“JPMMFT” or the “Predecessor JPM Trust”) prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

          Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trust, on behalf of the Predecessor JPMorgan Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor JPMorgan Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”).

JPMT II Historical Information

          JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985 (“Predecessor OG Funds”). At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on the closing date.

          With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor JPMorgan Funds and the Predecessor OG Funds (collectively the “Predecessor Funds”).

          JPMorgan Funds. After the close of business on February 18, 2005, certain Predecessor JPMorgan Funds and Predecessor OG Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds:

Target Funds	Surviving Funds
One Group Treasury Only Money Market Fund	JPMorgan 100% U.S Treasury Securities Money
Market Fund
One Group U.S. Government Securities Money	One Group Government Money Market Fund now
Market Fund; JPMorgan U.S. Government Money	known as JPMorgan U.S. Government Money
Market Fund	Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund now
known as JPMorgan Liquid Assets Money Market
Fund
JPMorgan Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money
Market Fund now known as JPMorgan U.S.
Treasury Plus Money Market Fund

          Fund Names. Prior to February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

Part I - 1

Former Name	Current Name
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund
One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Money Market Fund

Effective September 10, 2001, the Board of Trustees of JPMMFT approved the re-naming of the following Funds:

Current Name	Former Name
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund II

          Effective May 1, 2003, the Predecessor JPM Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

Share Classes

          The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Fund	Capital	Institutional Class	Agency	Premier	Investor	Morgan	Reserve	Class B	Class C	Cash Management	Service	E*Trade Class

Prime Money Market Fund	X	X	X	X		X	X	X	X	X

Liquid Assets Money Market Fund	X	X	X	X	X1	X	X2	X	X		X	X5

U.S. Government Money Market Fund	X3	X	X3	X3		X	X2				X

U.S. Treasury Plus Money Market Fund		X	X	X	X	X	X	X	X

Federal Money Market Fund		X	X	X		X	X

100% U.S. Treasury Securities Money Market Fund	X	X	X	X		X	X

Tax Free Money Market Fund		X	X	X		X	X

Municipal Money Market Fund		X	X	X4		X	X2				X	X5

California Municipal Money Market Fund						X						X5

Michigan Municipal Money Market Fund				X4		X	X2

Part I - 2

Fund	Capital	Institutional Class	Agency	Premier	Investor	Morgan	Reserve	Class B	Class C	Cash Management	Service	E*Trade Class

New York Municipal Money Market Fund						X	X					X5

Ohio Municipal Money Market Fund.				X4		X	X2

1 Effective February 19, 2005, Class I Shares of these Funds were redesignated Investor Shares.

2 Effective February 19, 2005, Class A Shares of these Funds were redesignated Reserve Shares. Shareholders who were not utilizing sweep services as of February 18, 2005 automatically exchanged their Reserve Shares for Morgan Shares.

3 Effective February 19, 2005, Class I Shares, Administrative Class Shares, and Class S Shares of this Fund were redesignated Capital Shares, Agency Shares, and Premier Shares, respectively.

4 Effective February 19, 2005, Class I Shares of these Funds were redesignated Premier Shares.

5 E*TRADE Class Shares are available only to clients of E*TRADE Securities, LLC.

          The shares of the Funds are collectively referred to in this SAI as the “Shares.”

          Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund’s Prospectus.

Miscellaneous

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

          This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group (“JPMFMFG”) (each a “JPMorgan Fund”, and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

          The Funds which are series of JPMT I are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc. (“JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management Incorporated (“SC-R&M”), and/or subadvised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub- Advisers” and, individually, as the “Sub-Adviser.”

Part I - 3

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

          The following investment restrictions have been adopted by the respective Trust with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including the investment objectives of the JPMT I Funds) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

          The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

          For purposes of fundamental investment restrictions regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Investment Restrictions of Funds that Are Series of JPMT I

Fundamental Investment Restrictions. Each Fund:

(1)	May not borrow money, except to the extent permitted by applicable law;

(2)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;

(3)

May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Municipal Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;

Part I - 4

(4)

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5)

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6)

May not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

(7)	May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

          In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participators are considered to be debt instruments.

          For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (3) above.

          For the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, the following 80% investment policy for each Fund is fundamental and may not be changed without shareholder approval:

(1)	The Tax Free Money Market Fund will invest at least 80% of the value of its Assets in municipal obligations. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(2)

The California Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(3)	The New York Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal

Part I - 5

income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Non-Fundamental Investment Restrictions.

(1)

Each Fund may not, with respect to 75% of its total assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(2)

Each Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3)	Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4)	Each Fund may not invest more than 10% of its net assets in illiquid securities.

(5)

Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6)

Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

(7)	Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

          The investment objective of each JPMT I Fund is non-fundamental.

          For purposes of the Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal.

Investment Restrictions of Funds that are Series of JPMT II

Fundamental Investment Restrictions

Each of the Funds may not:

(1)

Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Part I - 6

(2)	Purchase securities on margin or sell securities short.

(3)	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(4)

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)

Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Plus Money Market Fund, and the U.S. Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

(6)	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(8)	Issue senior securities except with respect to any permissible borrowings.

(9)

Purchase or sell real estate (however, the U.S. Government Money Market Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Each of the Funds other than the U.S. Government Money Market Fund may not:

(1)

Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Liquid Assets Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Liquid Assets Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Liquid Assets Money Market Fund and the Municipal Money Market Fund.

With respect to the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities or municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to

Part I - 7

financing activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Plus Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

(2)

Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

          Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund will be invested in Municipal Securities. As a result, the following fundamental policies apply to each of the Municipal Funds:

(1)	The Municipal Money Market Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax.

(2)

The Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

(3)

The Michigan Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Michigan Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

(4)

The Ohio Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Ohio Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

The U.S. Treasury Plus Money Market Fund may not:

(1)	Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

The U.S. Government Money Market Fund may not:

(1)	Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

(2)

Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

(3)

Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Part I - 8

The U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund may not:

(1)	Buy state, municipal, or private activity bonds.

The investment objective of each JPMT II Fund is fundamental.

Non-Fundamental Investment Restrictions

The following policy applies to the Funds:

          For purposes of the Fund’s diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Select municipal issues backed by guarantees or letters of credit by banks, insurance companies or other financial institutions may be categorized in the industries of the firm providing the guarantee or letters of credit.

No Fund may:

(1)

Invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Liquid Assets Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund’s total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of Section 123.3 of the Texas State Statute, not to exceed 0.25% in Rule 12b-1 fees and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

Part I - 9

INVESTMENT PRACTICES

          The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Fund Name	Fund Code

Prime Money Market Fund	1
Liquid Assets Money Market Fund	2
U.S. Government Money Market Fund	3
U.S. Treasury Plus Money Market Fund	4
Federal Money Market Fund	5
100% U.S. Treasury Securities Money Market Fund	6
Tax Free Money Market Fund	7
Municipal Money Market Fund	8
California Municipal Money Market Fund	9
Michigan Municipal Money Market Fund	10
New York Municipal Money Market Fund	11
Ohio Municipal Money Market Fund	12

Instrument	Fund Code	Part II Section Reference

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.

	1, 2, 7-12	Asset-Backed Securities

Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

	1, 2, 7-12	Bank Obligations

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2, 7-12	Commercial Paper

Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1,2	Debt Instruments

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

	1, 2, 7-12	Demand Features

Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.

	1, 2, 7-12	Debt Instruments

Part I - 10

Instrument	Fund Code	Part II Section Reference

Foreign Investments: Commercial paper of foreign issuers and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.

	1, 2, 7-12	Foreign Investments (including Foreign Currencies)

Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-12	Miscellaneous Investment Strategies and Risks

Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

	1-3, 5, 7-12	Investment Company Securities and Exchange Traded Funds

Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	2, 7-12	Loan Assignments and Participations

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed structures.

	1-3, 5, 7-12	Mortgage-Related Securities

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.

	1, 2, 7-12	Municipal Securities

Participation Certificates: Certificates representing an interest in a pool of funds or in other instruments, such as a mortgage pool.	1, 2, 7-12	Additional Information on the Use of Participation Certificates in Part I of the SAI

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

	1, 2, 7-12	Miscellaneous Investment Strategies and Risks

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-4, 7-12	Repurchase Agreements

Part I - 11

Instrument	Fund Code	Part II Section Reference

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2, 4,7-12	Reverse Repurchase Agreements

Securities Lending: The lending of up to 33 ⅓% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit (if permitted by the Fund’s investment strategies) as collateral.

	2, 3, 6	Securities Lending

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2, 7-12	Short-Term Funding Agreements

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 2	Foreign Investments (including Foreign Currencies)

Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

	1-3, 5, 7-12	Structured Investments

Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on a bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

	1, 2, 7-12	Swaps and Related Swap Products

Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

	1, 2, 7-12	Treasury Receipts

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”)and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).

	1-3, 5, 7-12	Mortgage-Related Securities

Part I - 12

Instrument	Fund Code	Part II Section Reference

U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

	1-12	U.S. Government Obligations

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.

	1-3, 5, 7-12	Debt Instruments

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-12	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Additional U.S. Government Obligations

          The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

Limitations on the Use of Municipal Securities

          Some of the JPMTI Funds may invest in industrial development bonds that are backed only by the assets and revenues of of the non-governmental issuers such as hospitals and airports, provided, however, that each Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

          The Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Limitations on the Use of Stand-By Commitments

          Not more than 10% of the total assets of a JPMTI Money Market Fund will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer. A JPMTII Money Market Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

Part I - 13

Additional Information on the Use of Participation Certificates

          The securities in which certain of the Funds may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations (“Participation Certificates”), and, in the case of the Prime Money Market Fund and Liquid Assets Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security and generally provides the demand feature described below.

          Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

          A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund’s participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund’s ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank’s obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Limitations on the Use of Repurchase Agreements

          All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collatereralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Liquid Assets Money Market Fund and Prime Money Market Fund may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite nationally recognized statistical rating organizations (“NRSROs”) or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Liquid Assets Money Market Fund and Prime Money Market Fund would look to the counterparty, and not the collateral, for determining such diversification.

Additional Information on the Use of Synthetic or Floating Variable Rate Instruments

          A synthetic floating or variable rate security, also known as a tender option bond, is issued after long-term bonds are purchased in the secondary market and then deposited into a trust. Custodial receipts are issued to investors, such as a Fund, evidencing ownership interests in the bond deposited in a custody or trust arrangement. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under

Part I - 14

Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long-term bond and the rate on the short-term floating or variable rate security.

Limitations on the Use of When-Issued Securities and Forward Commitments

          No Fund intends to purchase “when-issued’ securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of its Investment Adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its total assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a JPMT II Fund’s total assets.

Additional Information Regarding State Municipal Securities

          The following information is a summary of special factors that may affect any Fund invested in municipal securities from the States of California, Michigan, New York and Ohio and is derived from public official documents relating to securities offerings of state issuers, which generally are available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in the municipal securities discussed below.

Additional Information Regarding California Municipal Securities

          As used in this SAI, the term “California Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and California personal income tax.

          Risk Factors Affecting California Municipal Securities. Given that the California Municipal Money Market Fund is invested primarily in California Municipal Securities, the Fund is subject to risks relating to California’s economy and the financial condition of its state and local governments and their agencies.

          With a gross state product of approximately $1.7 trillion, California’s economy is the largest state economy in the United States. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. Although California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services and may be sensitive to economic factors affecting those industries.

          Since mid-2000, California has experienced difficulties with the supply and price of electricity and natural gas in much of the State. The State remains braced for anticipated energy shortages as well as increased energy costs. The Governor has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy.

          In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State’s negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The Economic Recovery Bonds (“ERBs”) replace the previously authorized “Fiscal Recovery Bonds.”

          Effective July 1, 2004, the repayment of the ERBs is secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25%, which will be deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax are decreased by a commensurate

Part I - 15

amount. As soon as the ERBs are repaid, the State’s share of the sales and use tax will terminate and the city and county portion of taxes will be increased by 0.25%. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Account, as specified in the Balanced Budget Amendment (i.e., Proposition 58, as described below). In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of May 1, 2008 California has approximately $57.6 billion of outstanding state general obligation bonds, which include ERBs. Given the growing budget gap, the pre-payment of ERBs was not a focus of the proposed 2008-09 budget.

          Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future. It also requires the State to contribute to a special reserve, the Budget Stabilization Account, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. In January 2008, the Governor announced that he proposed to use his authority under Proposition 58 to suspend the pre-payments for ERBs in 2008-09 and to sell the remaining bonds to rebuild the budget reserve for 2007-08.

          Recently, economic growth in the State has slowed considerably, with lower job growth than in the prior several years, and economic growth is expected to be slow in 2008 with some increase in 2009. As a reflection of the slowing economy, unemployment in the State rose from 4.4% to 5.0% from December 2006 to December 2007. California added 78,800 jobs over 2007, which represents a 0.5% increase over job growth in 2006. But it is estimated that total job growth in 2008 will be the lowest since 2004. In addition, California personal income growth is projected to slow from 5.9% in 2007 to 4.7% in 2008, and wage and salary growth are expected to slow from 0.8% in 2007 to 0.6% in 2008.

          The downturn in the housing sector and higher energy costs primarily have been behind a slowing of the economy in the State. In the first 10 months of 2007, as compared to 2006, the number of new housing permits issued in California fell by 36% and sales of existing single-family homes declined by 25%. New home sales are estimated to be down between 35% and 40% for 2007 relative to their peak in 2005. However, some sectors such as high-tech, information services, international trade and non-residential construction have performed relatively well.

          California’s fiscal year begins on July 1 and ends on June 30 of the following year. On August 24, 2007, the 2007 Budget Act was enacted. The sluggish economy has caused a growing mismatch between revenues and spending in the State for the current fiscal year. The Governor, in an address given on April 24, 2008, estimated that the operating deficit for 2007-08 will be $7 billion. The State of California Legislative Analyst Office predicts that the budget shortfall for 2008-09 will be $15 billion, in the absence of any changes in State law or policy reducing spending.

          In response to the problematic budget situation in the State, the Governor declared a fiscal emergency on January 10, 2008 and called a special session of the Legislature. On February 14, 2008, the State issued $3.179 billion of ERBs that provided $3.313 billion of additional revenues to the General Fund. The State also is expected to save an estimated $100 million with an order issued by the Governor on February 19, 2008 that directed State agencies and departments to reduce their 2007-08 fiscal year expenditures by 1.5% on an annualized basis. In the Governor’s May revisions to the proposed 2008-09 budget, the administration proposes more than $8 billion in new solutions to close the budget gap, which includes the securitization of future lottery revenues, a spending cap and automatic reductions in the future.

          As of the date of this SAI, California’s general obligation bonds have been assigned ratings of A+, A1, and A+ by Standard and Poor’s Ratings Services, Moody’s Investors Service and Fitch Ratings, respectively. Moody’s upgraded California’s rating in May 2006, citing California’s strong economy and

Part I - 16

increased tax revenues. But in January 2008, Fitch placed California’s rating on negative watch. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of California Municipal Obligations.

          Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

          The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

          Constitutional and statutory amendments, as well as budget developments, may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Additional Information Regarding Michigan Municipal Securities

          As used in this SAI, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

          Risk Factors Regarding Michigan Municipal Securities. Given that the Michigan Municipal Money Market Fund is invested primarily in Michigan Municipal Securities, the Fund is subject to risks relating to Michigan’s economy and the financial condition of its state and local governments and their agencies.

          The State of Michigan’s economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

          While the national economy has shown strength since the 2001 through 2003 economic downturn, the Michigan economy continues to lag that of the nation as a whole. The State’s dependence on manufacturing, particularly the manufacturing of automobiles and automotive parts, in the context of reduced market share for Michigan-based companies, has led to the loss of more than 325,000 jobs in the State in the period 2000 through 2007. This has had a significant adverse impact on Michigan’s economy and upon the revenue of the State and its political subdivisions. In 2007, the unemployment rate in Michigan was an estimated 7.2% as compared with the rate of 6.9% in 2006.

          The decline in the Michigan economy had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through 2007. Among other means of supporting expenditures for State programs, the State’s Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended.

          Among the budget uncertainties facing Michigan during the next several years are whether the school finance reform package presently in force will provide adequate revenues to fund kindergarten through twelfth grade education in the future, whether international business conditions or monetary or financial crises will adversely affect Michigan’s economy, particularly automobile production and the uncertainties presented by proposed changes in federal aid policies for state and local governments.

          The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and

Part I - 17

interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 state personal income (which was 9.49%).

          The Michigan Constitution also provides that the proportion of state spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. Michigan originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State’s Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, Michigan agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

          The Michigan Constitution limits state general obligation debt to (i) short term debt for state operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

          Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State’s constitutional revenue limitations and impact Michigan’s ability to increase revenues and continue expenditures for services at present levels.

          Michigan has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2007, the State had approximately $1.6 billion of general obligation bonds outstanding.

          Michigan may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

          Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

          The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

          In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the State’s sales and use tax increased from 4% to 6%, the State’s income tax decreased from 4.6% to 4.4% (now 4.35%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and nonqualified agricultural property.

          Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in

Part I - 18

1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to Michigan and raised additional state revenues to fund these additional state expenses. These additional revenues will be included within Michigan’s constitutional revenue limitations and impact Michigan’s ability to raise additional revenues in the future.

          A stagnant economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other “revenue” securities to make periodic payments for the use of those facilities.

Additional Information Regarding New York Municipal Securities

          As used in this SAI, the term “New York Municipal Securities” refers to municipal securities, the income from which is exempt from federal, New York and New York City personal income tax.

          Risk Factors Regarding Investments in New York Municipal Securities. Given that the New York Municipal Money Market Fund is invested primarily in New York Municipal Securities, the Fund is subject to risks relating to New York’s economy and the financial condition of its state and local governments and their agencies.

          New York State historically has been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State’s economy is diverse with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State’s economy has equaled or exceeded national trends, certain recent events ( such as the events of September 11, 2001 and corporate governance scandals) resulted in a much sharper downturn in New York than in the rest of the nation.

          Given New York City’s status as an international financial center, the credit crisis that began in 2007 could have an especially negative impact on the New York State economy. In its May 1, 2008 report, the New York State Division of the Budget stated that the national economy has entered a recession and that New York State’s economy will soon follow. Factors that have hurt the overall economy include the subprime mortgage crisis, a loss of momentum in the national labor market, and a decrease in both household and business spending, partly as a result of decreased credit market liquidity. Cushioning the current slowdown is solid growth in the global economy; however, that growth could slow further than expected as a result of the economic downturn in the United States. The Federal government also has taken stimulative action.

          Consistent with the slowing of both the national and New York economies, New York State private sector employment growth is expected to slow to 0.2% for 2008. As a result of the uncertainty surrounding bank balance sheets, activity within the finance sector has slowed, and New York Stock Exchange-member firms posted a fourth quarter loss of $16.3 billion, the largest loss since the first quarter of 1980, when the data first became available. Wage growth in the State is projected to fall from 8.3% in 2007 to 2.7% in 2008. Slower growth in both the wage and nonwage components of income is projected to result in personal income growth of 3.4% for 2008, following 7.7% growth for 2007.

          Although the New York State Division of the Budget projects that the State will enter a recession, it also projects that the State’s economic downturn will not be as severe as the past two recessions, which

Part I - 19

were characterized by multiple years of job losses. Certain sectors, such as education, health care and social assistance services, and leisure and hospitality services, are projected to maintain relatively healthy rates of job growth.

          The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any decline in stock market performance could adversely affect the State’s income and employment levels. Higher energy prices, a weakening housing market, interest rate increases and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

          On January 22, 2008, former Governor Eliot Spitzer presented the 2008-09 State Budget for New York, and on April 9, 2008, the Legislature completed action on the State Budget. The New York Division of the Budget projects that the State Budget is balanced in the General Fund on a cash basis, as is required by law. At the time the Legislature enacted the Budget, State Operating Funds spending was projected to total $80.9 billion, a 5.0% increase from the previous year. All Funds spending, which includes federal funds, will total $121.7 billion, an increase of 4.8% from the previous year. The State expects to close the 2008-09 fiscal year with a balance of $2.0 billion in the General Fund.

          State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. According to the 2008-09 Budget Financial Plan, the State projects General Fund current-services budget gaps in future years of $5.0 billion in 2009-10, $7.7 billion in 2010- 11, and $8.8 billion in 2011-12.

          The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and public authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In addition, authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State’s political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax- exempt securities will be adversely affected.

          Public authorities generally are supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local

Part I - 20

assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

          As of the date of this SAI, New York State’s General Obligation bonds are rated AA- by Fitch Ratings, Aa3 by Moody’s Investors Service and AA by Standard and Poor’s Ratings Services. All three agencies base their General Obligation ratings on the State’s strong and diverse economic base and on the remote nature of default risk as compared to other issuers. This is offset by the State’s high debt levels, persistent out-year gaps and a politically charged budget process. Rating agencies place emphasis on consistently maintaining adequate reserves and overcoming fiscal challenges posed by spending pressures. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Securities.

          The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2008-09 balanced Budget.

          Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

Additional Information Regarding Ohio Municipal Securities

          As used in this SAI, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

          Risk Factors Regarding Investments in Ohio Municipal Securities. Given that the Ohio Municipal Money Market Fund is invested primarily in Ohio Municipal Securities, the Fund is subject to risks relating to Ohio’s economy and the financial condition of its state and local governments and their agencies.

          The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole.

          Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State’s economy, the greatest growth in Ohio’s economy in recent years has been in the non-manufacturing sectors. In 2005, Ohio’s economic output as measured by gross state product (“GSP”) totaled $442 billion, 3.6% of the national GSP and seventh largest among the states. Ohio ranks third within the manufacturing sector as a whole ($85 billion) and third in durable goods ($57 billion). As a percent of Ohio’s 2005 GSP, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business services sectors, including finance, insurance and real estate.

          For 2006, the Bureau of Economic Analysis has estimated that Ohio’s GSP totaled $461 billion, which remains the seventh largest GSP among the states. In 2007, Ohio was the eighth largest exporting state with exports totaling $42.4 billion and was ranked fourth in the United States for machinery exports.

Part I - 21

The top five categories (machinery, vehicles, electrical machinery, plastics and optics) accounted for 64% (($27 billion) of the State total.

          Payroll employment in Ohio, in a diversifying employment base, increased in the period between 2004 through 2006, but has decreased in 2007. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its peak in 1969. The “non-manufacturing” sector employs approximately 86% of all non-farm payroll workers in Ohio.

          Agriculture also is an important segment of the Ohio economy. Ohio’s 2006 crop production value of $3.5 billion represented 3.0% of the U.S. total value.

          With the Ohio economy expected to be negatively affected by the national economic downturn, the Office of Budget and Management of the State of Ohio (“OBM”) has projected a budgetary shortfall in the current biennium ending June 30, 2009 due to projected decreases from the State budget in tax revenues and projected increases associated with rising Medicaid caseloads. In response, the Governor has issued an executive order directing expenditure reductions and spending controls.

          Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of Ohio Municipal Securities or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

          The value of the Shares of the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of State, county, or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

          The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the State. In addition, current or future constitutional or statutory restrictions, including those proposed by initiative petition and approved by voters, may limit a government’s power to increase taxes or otherwise raise revenues. The availability of federal, State, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal of and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the State. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

DIVERSIFICATION

          All of the Funds are diversified, as defined under the 1940 Act, except for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund, which are non-diversified. Except for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund, each Fund, with respect to 75% of each of their portfolios, will not invest more than 5% of each of their total assets in the securities of any one issuer; however, these Funds will not invest more than 5% of their total assets in securities of any one issuer unless the securities are first tier securities (as defined below).

          For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Part I - 22

QUALITY DESCRIPTION

          The 100% U.S. Treasury Securities Money Market Fund and U.S Treasury Plus Money Market Fund may invest only in U.S Treasury bills, notes and other U.S Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Plus Money Market Fund, however, may be subject to repurchase agreements collateralized by such obligations.

          The U.S Government Money Market Fund invests exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Federal Money Market Fund invests exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

          At the time the California Municipal Money Market Fund or the New York Municipal Money Market Fund or any JPMT II Fund (except the U.S. Treasury Plus Money Market Fund and U.S. Government Money Market Fund which only invest as described above) acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short- term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into “first tier” and “second tier” securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to those rated first or second tier securities. These Funds may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer. The Prime Money Market Fund and the Tax Free Money Market Fund only invest in first tier securities or obligations that are not rated, but are determined by the Adviser to be of comparable quality to those rated first tier securities.

Commercial Paper Ratings

          The JPMT II Funds, other than the U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund which do not purchase commercial paper, only purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion), or, if unrated, determined by the Investment Adviser to be of comparable quality. The Prime Money Market Fund and Tax Free Money Market Fund only invest in first tier securities (as defined above).

          For any JPMT II Money Market Fund, under the guidelines adopted by the Trust’s Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Investment Adviser may be required to promptly dispose of an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where a NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

          A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

Part I - 23

TRUSTEES

Standing Committees

          There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

          The Audit Committee met four times during the fiscal year ended February 29, 2008. The Compliance Committee met four times during the fiscal year ended February 29, 2008. The Governance Committee met six times during the fiscal year ended February 29, 2008. The Investment Committee met five times during the fiscal year ended February 29, 2008. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

          The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2007, in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Fund Complex:

Name of Trustee	Ownership of Prime Money Market Fund	Ownership of Liquid Assets Money Market Fund	Ownership of U.S. Government Money Market Fund

Independent Trustees
William J. Armstrong	Over $100,000	Over $100,000	$10,001-$50,000
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	Over $100,000	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	$10,001-$50,000	None	None
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000	None	None

Name of Trustee	Ownership of U.S. Treasury Plus Money Market Fund	Ownership of Federal Money Market Fund	Ownership of 100% U.S. Treasury Securities Money Market Fund

Independent Trustees
William J. Armstrong	$50,001-$100,000	Over $100,000	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Part I - 24

Name of Trustee	Ownership of Tax Free Money Market Fund	Ownership of Municipal Money Market Fund	Ownership of California Municipal Money Market Fund

Independent Trustees
William J. Armstrong	None	None	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Name of Trustee	Ownership of Michigan Municipal Money Market Fund	Ownership of New York Municipal Money Market Fund	Ownership of Ohio Municipal Money Market Fund

Independent Trustees
William J. Armstrong	None	None	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Independent Trustees
William J. Armstrong	Over $100,000
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J Higgins	Over $100,000
Peter C. Marshall	Over $100,000
Marilyn McCoy	Over $100,000
William G. Morton, Jr.	Over $100,000
Robert A. Oden, Jr.	Over $100,000
Fergus Reid, III	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000

Part I - 25

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000

(1)

A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (145 funds).

(2)

For Mr. Spalding, this amount includes deferred compensation balances through participation in the JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31,2007. For Ms. McCoy and Messrs. Finn, Higgins, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, and JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.

          As of December 31, 2007, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

          The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $220,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $198,000 and the Vice Chairman $66,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $44,000 and $33,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2007, is set forth below:

Name of Trustee	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund

Independent Trustees
William J. Armstrong	$77,467	$8,825	$14,475
Roland R. Eppley, Jr.*	60,323	6,872	11,272
John F. Finn	60,323	6,872	11,272
Dr. Matthew Goldstein	69,225	7,886	12,935
Robert J Higgins	69,225	7,886	12,935
Peter C. Marshall	82,411	9,388	15,399
Marilyn McCoy	77,467	8,825	14,475
William G. Morton, Jr.	60,323	6,872	11,272
Robert A. Oden, Jr.	60,329	6,872	11,273
Fergus Reid, III	115,377	13,143	21,559
Frederick W. Ruebeck	69,225	7,886	12,935
James J. Schonbachler	60,323	6,872	11,272
Interested Trustee
Leonard M. Spalding, Jr.	77,467	8,825	14,475

Part I - 26

Name of Trustee	U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund

Independent Trustees
William J. Armstrong	$7,450	$6,746	$9,812
Roland R. Eppley, Jr.*	5,801	5,253	7,641
John F. Finn	5,801	5,253	7,641
Dr. Matthew Goldstein	6,657	6,029	8,768
Robert J. Higgins	6,657	6,029	8,768
Peter C. Marshall	7,925	7,177	10,438
Marilyn McCoy	7,450	6,746	9,812
William G. Morton, Jr.	5,801	5,253	7,641
Robert A. Oden, Jr.	5,802	5,254	7,641
Fergus Reid, III	11,095	10,048	14,614
Frederick W. Ruebeck	6,657	6,029	8,768
James J. Schonbachler	5,801	5,253	7,641
Interested Trustee
Leonard M. Spalding, Jr.	7,450	6,746	9,812

Name of Trustee	Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund

Independent Trustees
William J. Armstrong	$14,564	$3,133	$882
Roland R. Eppley, Jr.*	11,342	2,440	687
John F. Finn	11,342	2,440	687
Dr. Matthew Goldstein	13,015	2,800	788
Robert J. Higgins	13,015	2,800	788
Peter C. Marshall	15,494	3,333	938
Marilyn McCoy	14,564	3,133	882
William G. Morton, Jr.	11,342	2,440	687
Robert A. Oden, Jr.	11,342	2,440	687
Fergus Reid, III	21,692	4,666	1,314
Frederick W. Ruebeck	13,015	2,800	788
James J. Schonbachler	11,342	2,440	687
Interested Trustee
Leonard M. Spalding, Jr.	14,564	3,133	882

Name of Trustee	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund

Independent Trustees
William J. Armstrong	$178	$1,623	$101
Roland R. Eppley, Jr.*	139	1,264	79
John F. Finn	139	1,264	79
Dr. Matthew Goldstein	159	1,451	91
Robert J Higgins	159	1,451	91
Peter C. Marshall	189	1,727	108
Marilyn McCoy	178	1,623	101
William G. Morton, Jr.	139	1,264	79
Robert A. Oden, Jr.	139	1,264	79
Fergus Reid, III	265	2,418	151
Frederick W. Ruebeck	159	1,451	91
James J. Schonbachler	139	1,264	79
Interested Trustee
Leonard M. Spalding, Jr.	178	1,623	101

Part I - 27

Name of Trustee	Total Compensation Paid from Fund Complex(1)

Independent Trustees
William J. Armstrong	$215,417
Roland R. Eppley, Jr.*	167,750
John F. Finn	0 ^
Dr. Matthew Goldstein	192,500
Robert J Higgins	0 ^^
Peter C. Marshall	229,167
Marilyn McCoy	215,417
William G. Morton, Jr.	167,750
Robert A. Oden, Jr.	117,425 ^^^
Fergus Reid, III	320,833
Frederick W. Ruebeck	192,500
James J. Schonbachler	167,750
Interested Trustee
Leonard M. Spalding, Jr.	215,417

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes eight registered investment companies (145 funds).

* Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

^ Does not include $167,750 of Deferred Compensation

^^ Does not include $192,500 of Deferred Compensation.

^^^ Does not include $50,325 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

          The table below sets forth the investment advisory fees paid by the JPMT I Funds to JPMIM (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended February 28, 2006[1]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008

Funds	Paid	Waived	Paid	Waived	Paid	Waived

Prime Money Market Fund	$29,445	$—	$65,886	$—	$79,427	$—
Federal Money Market Fund	1,546	—	3,892	—	8,444	—
100% U.S. Treasury Securities Money Market Fund	2,918	—	6,598	—	14,255	—
Tax Free Money Market Fund	6,311	—	12,120	—	16,784	—
California Municipal Money Market Fund	67	—	531	—	872	—
New York Municipal Money Market Fund	602	—	1,311	—	1,613	—

1 For the Trust I Funds, the fiscal year end changed from August 31 to the last day of February.

          The table below sets forth the investment advisory fees paid by the JPMT II Funds to JPMIA (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

Part I - 28

	Fiscal Year Ended February 28, 2006[2]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008

Funds	Paid	Waived	Paid	Waived	Paid	Waived

Liquid Assets Money Market Fund	$6,085	$—	$8,067	$—	$9,044	$—
U.S. Government Money Market Fund	10,401	—	14,477	—	16,709	—
U.S. Treasury Plus Money Market Fund	5,665	—	7,686	—	8,414	—
Municipal Money Market Fund	819	—	2,352	—	2,957	—
Michigan Municipal Money Market Fund	102	—	183	—	139	—
Ohio Municipal Money Market Fund	68	—	110	—	86	(1)

2 For the Trust II Funds, the fiscal year end changed from June 30 to the last day of February.

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

          The table below sets forth the administration fees paid by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended February 28, 2006[1]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008

Funds	Paid	Waived	Paid	Waived	Paid	Waived

Prime Money Market Fund	$24,174	($6,317)	$56,346	($11,770)	$69,944	($4,883)
Liquid Assets Money Market Fund	3,836	(2,557)	5,732	(2,629)	6,742	(1,797)
U.S. Government Money Market Fund	5,078	(5,818)	10,172	(4,845)	12,687	(2,938)
U.S. Treasury Plus Money Market Fund	4,044	(1,892)	6,138	(1,842)	7,076	(805)
Federal Money Market Fund	1,361	(239)	3,711	(305)	7,207	(690)
100% U.S. Treasury Securities Money Market Fund	6,306	(228)	4,303	(2,531)	10,449	(2,774)
Tax Free Money Market Fund	1,273	(1,748)	12,254	(295)	14,765	(961)
Municipal Money Market Fund	510	(350)	1,434	(992)	1,419	(1,391)
California Municipal Money Market Fund	56	(13)	435	(109)	573	(253)
Michigan Municipal Money Market Fund	93	(14)	175	(14)	79	(55)
New York Municipal Money Market Fund	505	(119)	1,040	(316)	1,402	(126)
Ohio Municipal Money Market Fund	45	(26)	89	(25)	39	(44)

Part I - 29

1	For Trust I Funds, the fiscal year end changed from August 31 to the last day of February. For Trust II Funds, the fiscal year end changed from June 30 to the last day of February.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

          The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 29, 2008.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Prime Money Market Fund	—	$49,037.87	$155.16	$6,893,637.14
Liquid Assets Money Market Fund	—	44,109.25	250.00	11,577,074.99
U.S. Government Money Market Fund	—	—	—	4,218,688.03
U.S. Treasury Plus Money Market Fund	—	3,450.01	59.83	5,884,548.86
Federal Money Market Fund	—	—	—	270,044.16
100% U.S. Treasury Securities Money Market Fund	—	—	—	8,439,363.44
Tax Free Money Market Fund	—	—	—	14,958,209.80
Municipal Money Market Fund	—	—	—	11,544,722.59
California Municipal Money Market Fund	—	—	—	5,811,983.48
Michigan Municipal Money Market Fund	—	—	—	94,773.22
New York Municipal Money Market Fund	—	—	—	4,687,996.38
Ohio Municipal Money Market Fund	—	—	—	184,672.47

          The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended February 29, 2008 was $0.00. For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

          The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS, with respect to the fiscal periods indicated (amounts in thousands):

Part I - 30

	Fiscal Year Ended February 28, 2006[1]			Fiscal Year Ended February 28, 2007			Fiscal Year Ended February 29, 2008

Fund	Paid		Waived	Paid		Waived	Paid		Waived

Prime Money Market Fund
Class B Shares	$22		$—	$46		$—	$49		$—
Class C Shares	2		—	21		—	27		—
Reserve Shares	540		—	1,027		—	4,559		—
Cash Management Shares	220		—	255		—	2,259		—
Liquid Assets Money Market Fund
Morgan Shares	371		—	2,323		—	2,914		—
Class B Shares	118		—	161		—	129		—
Class C Shares	2,090		—	3,301		—	3,583		—
Reserve Shares	5,915		—	4,501		—	4,951		—
Service Shares[2]	—	^	—	—	^	—	—^		—
U.S. Government Money Market Fund
Morgan Shares	1,684		—	2,862		—	3,372		—
Reserve Shares	1,252		—	1,282		—	843		—
Service Shares[2]	—	^	—	—	^	—	4		—
U.S. Treasury Plus Money Market Fund
Morgan Shares	609		—	1,431		—	1,925		—
Class B Shares	10		—	13		—	11		—
Class C Shares	137		—	205		—	468		—
Reserve Shares	2,773		—	2,844		—	3,481		—
Federal Money Market Fund
Morgan Shares	87		(18)	218		—	228		—
Reserve Shares	1		— ^	4		—	42		—
100% U.S. Treasury Securities Money Market Fund
Morgan Shares	945		—	1,808		—	2,253		—
Reserve Shares	2		—	228		—	6,186		—
Tax Free Money Market Fund
Morgan Shares	193		(46)	406		—	818		—
Reserve Shares	3		— ^	1,241		—	14,140		—
Municipal Money Market Fund
Morgan Shares	55		—	314		—	298		—
Reserve Shares	613		—	367		—	627		—
Service Shares[2]	—	^	—	—	^	—	—	^	—
E*TRADE Class Shares[3]	176		—	7,110		—	10,620		—
California Municipal Money Market Fund
Morgan Shares	32		(45)	63		—	146		—
E*TRADE Class Shares[3]	37		—	3,605		—	5,666		—
Michigan Municipal Money Market Fund
Morgan Shares	8		—	52		—	41		—
Reserve Shares	66		—	48		—	54		—
New York Municipal Money Market Fund
Morgan Shares	524		(138)	1,158		—	1,195		—
Reserve Shares	197		(12)	480		—	1,024		—
E*TRADE Class Shares[3]	46		—	1,732		—	2,469		—
Ohio Municipal Money Market Fund
Morgan Shares	4		—	26		—	27		—
Reserve Shares	134		—	173		—	158		—

[1]	For Trust I Funds, the fiscal year end changed from August 31 to the last day of February. For Trust II Funds, the fiscal year end

Part I - 31

changed from June 30 to the last day of February.

[2]	Shares commenced operations as of July 15, 2005.

[3]	Shares commenced operations as of January 17, 2006.

^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

          Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Capital	0.05%
Institutional Class	0.10%
Agency	0.15%
Premier, Cash Management, Service, Reserve and E*TRADE	0.30%*
Morgan and Investor	0.35%**
Class B and Class C	0.25%

* The amount payable for “service fees” (as defined by the FINRA) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

** The amount payable for “service fees” (as defined by the FINRA) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.

          The table below sets forth the fees paid to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

Fund	Fiscal Year Ended February 28, 2006[1]			Fiscal Year Ended February 28, 2007			Fiscal Year Ended February 29, 2008

	Paid		Waived	Paid		Waived	Paid		Waived

Prime Money Market Fund
Capital Shares	$1		($7,527)	$—		($18,777)	$20		($22,800)
Morgan Shares	6,776		—	17,119		—	23,552		—
Premier Shares	11,743		(405)	21,919		(756)	27,487		(943)
Agency Shares	5,237		(2,618)	9,789		(4,894)	10,004		(4,995)
Class B Shares	1		(6)	3		(12)	4		(12)
Class C Shares	—		(1)	2		(5)	2		(7)
Institutional Class Shares	4,107		(6,159)	8,838		(13,256)	10,075		(15,080)
Reserve Shares	626		(22)	1,192		(41)	5,289		(182)
Cash Management Shares	132		—	153		—	1,355		—
Liquid Assets Money Market Fund
Morgan Shares	1,224		(74)	7,668		(464)	9,616		(583)
Class B Shares	9		(30)	13		(41)	10		(33)
Class C Shares	167		(530)	264		(836)	286		(908)
Premier Shares	390		(13)	1,309		(45)	1,592		(55)
Agency Shares	249		(124)	219		(110)	355		(177)
Institutional Class Shares	465		(698)	681		(1,021)	617		(925)
Reserve Shares	6,861		(237)	5,221		(180)	5,743		(198)
Investor Shares	4,086		—	6,080		—	3,825		—
Service Shares[2]	—	^	— ^	—	^	— ^	—	^	— ^

Part I - 32

Fund	Fiscal Year Ended February 28, 2006[1]			Fiscal Year Ended February 28, 2007			Fiscal Year Ended February 29, 2008

	Paid		Waived	Paid		Waived	Paid		Waived

Capital Shares	—		(931)	—		(694)	—		(1,189)
U.S. Government Money Market Fund
Morgan Shares	5,892		—	9,733		(286)	11,464		(337)
Premier Shares	2,774		(555)	5,120		—	5,721		—
Agency Shares	3,493		—	4,167		(1,515)	4,398		(1,599)
Institutional Class Shares	879		(586)	1,147		(1,146)	654		(3,034)
Reserve Shares	1,504		—	1,538		—	1,011		—
Service Shares[2]	—	^	— ^	—	^	— ^	2		—
Capital Shares	—		(2,957)	693		(2,774)	1,948		(1,844)
U.S. Treasury Plus Money Market Fund
Morgan Shares	2,011		(122)	4,721		(286)	6,359		(378)
Class B Shares	1		(2)	2		(3)	1		(3)
Class C Shares	11		(35)	16		(52)	38		(118)
Premier Shares	2,340		(81)	3,678		(127)	4,088		(136)
Agency Shares	632		(316)	907		(454)	793		(391)
Institutional Class Shares	975		(1,461)	1,185		(1,777)	1,359		(1,991)
Reserve Shares	3,216		(111)	3,299		(114)	4,043		(134)
Investor Shares	5,138		—	6,550		—	5,564		—
Federal Money Market Fund
Morgan Shares	349		(17)	695		(69)	750		(46)
Premier Shares	1,644		(136)	1,632		(126)	2,365		(81)
Agency Shares	71		(52)	136		(94)	274		(136)
Institutional Class Shares	312		(840)	1,133		(2,773)	3,688		(5,533)
Reserve Shares	—		— ^	4		— ^	49		(2)
100% U.S. Treasury Securities Money Market Fund
Capital Shares	—		(443)	156		(628)	384		(1,541)
Morgan Shares	3,308		— ^	6,147		(181)	7,663		(225)
Premier Shares	1,890		(377)	4,854		—	5,560		—
Agency Shares	333		(166)	1,140		(414)	1,005		(365)
Institutional Class Shares	436		(292)	1,063		(1,063)	3,237		(3,237)
Reserve Shares	2		— ^	274		—	7,423		—
Tax Free Money Market Fund
Morgan Shares	800		(36)	1,294		(125)	2,699		(163)
Premier Shares	7,162		(619)	16,191		(1,272)	7,674		(265)
Agency Shares	319		(239)	358		(248)	421		(211)
Institutional Class Shares	1,220		(3,462)	2,314		(5,709)	4,575		(6,862)
Reserve Shares	4		— ^	1,429		(60)	16,403		(566)
Municipal Money Market Fund
Morgan Shares	187		(5)	1,070		(31)	1,010		(32)
Premier Shares	1,669		—	3,138		—	1,017		(440)
Agency Shares	22		(8)	27		(10)	25		(9)
Institutional Class Shares	60		(59)	111		(112)	869		(1)
Reserve Shares	735		—	440		—	750		(2)
Service Shares[2]	—	^	— ^	—	^	— ^	—	^	— ^
E*TRADE Class Shares[3]	73		(15)	2,963		(592)	4,412		(898)

Part I - 33

Fund	Fiscal Year Ended February 28, 2006[1]		Fiscal Year Ended February 28, 2007		Fiscal Year Ended February 29, 2008

	Paid	Waived	Paid	Waived	Paid	Waived

California Municipal Money Market Fund
Morgan Shares	229	(42)	167	(53)	419	(92)
E*TRADE Class Shares[3]	5	(14)	1,337	(463)	2,238	(595)
Michigan Municipal Money Market Fund
Morgan Shares	21	(7)	143	(41)	111	(33)
Premier Shares	207	(73)	365	(106)	256	(78)
Reserve Shares	57	(21)	45	(13)	48	(16)
New York Municipal Money Market Fund
Morgan Shares	2,202	(113)	3,614	(440)	3,785	(397)
Reserve Shares	239	(12)	522	(54)	1,133	(95)
E*TRADE Class Shares[3]	17	(6)	841	(225)	932	(303)
Ohio Municipal Money Market Fund
Morgan Shares	11	(4)	68	(24)	64	(29)
Premier Shares	57	(25)	92	(33)	40	(15)
Reserve Shares	113	(47)	153	(55)	126	(64)

[1]	For JPMT I Funds, the fiscal year end changed from August 31 to the last day of February. For JPMT II Funds, the fiscal year end changed from June 30 to the last day of February.

[2]	Shares commenced operations as of July 15, 2005.

[3]	Shares commenced operations as of January 17, 2006.

^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Broker Research

          For the fiscal year ended February 29, 2008, the Adviser (either JPMIM or JPMIA) had no allocated brokerage commissions to brokers who provided broker research to report, including third party broker research.

Securities of Regular Broker-Dealers

          As of February 29, 2008, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

Prime Money Market Fund	ABN AMRO Inc.	380,200
	Bank of America Corporation	1,383,250
	Barclays Capital Inc.	8,653,400
	Citigroup Global Markets Inc.	3,825,000
	Deutsche Bank AG	1,963,168
	Goldman Sachs and Company	2,170,000
	Lehman Brothers Inc.	250,000
	Merrill Lynch & Co. Inc.	345,000
	Royal Bank of Scotland Group	950,105
	UBS Financial Services Inc.	3,477,450

Part I - 34

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

Liquid Assets Money Market Fund	ABN AMRO Inc.	42,000
	Bank of America Corporation	284,314
	Barclays Capital Inc.	260,000
	Citigroup Global Markets Inc.	325,000
	Deutsche Bank AG	400,000
	Goldman Sachs and Company	338,000
	HSBC Securities Inc.	50,000
	Merrill Lynch & Co. Inc.	13,487
	Royal Bank of Scotland Group	269,469
	UBS Financial Services Inc.	365,238

U.S. Government Money Market Fund	Barclays Capital Inc.	4,500,000
	Credit Suisse First Boston LLC	575,000
	Deutsche Bank AG	4,986,832
	Merrill Lynch & Co. Inc.	712,687
	UBS Financial Services Inc.	1,150,000

U.S. Treasury Plus Money Market Fund	Barclays Capital Inc.	2,300,000
	Credit Suisse First Boston LLC	425,000
	Deutsche Bank AG	2,252,062
	Greenwich Capital Markets, Inc.	700,000
	HSBC Securities Inc.	2,100,000
	Lehman Brothers Inc.	500,000
	Merrill Lynch & Co. Inc.	1,000,000
	UBS Financial Services Inc.	500,000

Tax Free Money Market Fund	ABN AMRO Inc.	625,947
	Deutsche Bank AG	184,585
	Goldman Sachs and Company	3,245
	Lehman Brothers Inc.	2,218,441
	UBS Financial Services Inc.	62,465

Municipal Money Market Fund	ABN AMRO Inc.	19,145
	Deutsche Bank AG	40,690
	Lehman Brothers Inc.	10,000

California Municipal Money Market Fund	ABN AMRO Inc.	10,000
	Deutsche Bank AG	21,230
	Lehman Brothers Inc.	26,845

Michigan Municipal Money Market Fund	ABN AMRO Inc.	4,245
	UBS Financial Services Inc.	2,750

New York Municipal Money Market Fund	ABN AMRO Inc.	17,595
	Lehman Brothers Inc.	4,700

Ohio Municipal Money Market Fund	ABN AMRO Inc.	4,700
	Lehman Brothers Inc.	750

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Part I - 35

FINANCIAL INTERMEDIARY

Other Cash Compensation

          During the fiscal year ended February 29, 2008, JPMIM, JPMIA and SC-R&M paid approximately $74,833,828 $29,122,051 and $338,652 respectively, for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

State Specific Tax Information

          The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

          California Taxes. In general, as long as the California Municipal Money Market Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

          California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as such exempt-interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Funds taxable year.

          Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

          In general, exempt obligations will include California exempt and U.S. exempt obligations. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

          Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

          Michigan Taxes. Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan personal income tax and generally, also exempt from Michigan business tax. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan

Part I - 36

business tax, even though the dividends may be exempt for federal income tax purposes. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

          New York Taxes. Dividends paid by the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (New York Tax-Exempt Bonds) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not the New York State corporate franchise tax or New York City business tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Code. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

          Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Funds dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their advisers about other state and local tax consequences of the investment in the Fund.

          Ohio Taxes. Distributions from the Ohio Municipal Money Market Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, and political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Ohio corporation franchise tax net income base.

          Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

          Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

Part I - 37

          This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Capital Loss Carryforwards

          For Federal income tax purposes, the Funds had no capital loss carryforwards for the fiscal year ended February 29, 2008. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

          A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Vickers Stock Research Corp.	Monthly	At least on a 1 day lag
Lipper, Inc.	Monthly	At least on a 1 day lag
Thomson Financial	Monthly	At least on a 1 day lag
Bloomberg LP	Monthly	At least on a 1 day lag
JPMorgan Private Bank/ JPMorgan Private Client Services	Monthly	At least on a 1 day lag
Chase Investment Services Corp	Monthly	At least on a 1 day lag

100% U.S. Treasury Securities Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
U.S. Government Money Market Fund
U.S. Treasury Plus Money Market Fund
The McGraw-Hill Companies, Inc.- Standard & Poor’s	Weekly	At least on a 1 day lag
Moody’s Investors Service, Inc.	Weekly	At least on a 1 day lag
Fitch Ratings	Weekly	At least on a 1 day lag

100% U.S. Treasury Securities Money Market Fund
Prospect Acquisition Corp.	Monthly	At least on a 1 day lag
Teledyne Technologies	Monthly	At least on a 1 day lag

Prime Money Market Fund
Chicago Mercantile Exchange	Monthly	At least on a 1 day lag
KPMG	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
West Virginia Board of Treasury Investments	Monthly	At least on a 1 day lag

Part I - 38

Dell Computer Corporation	Monthly	At least on a 1 day lag
Fidelity Investments	Monthly	At least on a 1 day lag
Commerce Bank	Monthly	At least on a 1 day lag
ITT Educational Services, Inc.	Quarterly	At least on a 1 day lag

Liquid Assets Money Market Fund
ManagersInvest	Weekly	At least on a 1 day lag
Chicago Mercantile Exchange	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
Fidelity Investments	Monthly	At least on a 1 day lag

Federal Money Market Fund
William Harris Investors Inc.	Monthly	At least on a 1 day lag

Municipal Money Market Fund
Ennis Knupp and Associates	Quarterly	At least on a 1 day lag
ITT Educational Services, Inc.	Quarterly	At least on a 1 day lag

U.S. Government Money Market Fund
Ohio Bureau of Workers’ Compensation	Monthly	At least on a 1 day lag
Commerce Bank	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag

          For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers.

          As of September 30, 2008, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders.

          As of September 30, 2008, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

100% U.S. TREASURY SECURITIES MONEY MARKET FUND
AGENCY SHARES	JPMORGAN INVESTOR SERVICES*	16.20%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75424

CAPITAL SHARES	HARE & CO C/O THE BANK OF NEW YORK	6.31%
	ATTN STIF/ MASTERNOTE
	111 SANDERS CREEK PKWY
	EAST SYRACUSE NY 13057-1382

	JPMORGAN INVESTOR SERVICES*	5.80%
	CASH MGMT INVESTMENT SUPPORT
	ATTN GREGORY ZEMAN
	14201 DALLAS PARKWAY 1JIP 2ND FLR
	DALLAS TX 75424

INSTITUTIONAL SHARES	KINGSLEY & CO/JPM ASSET SWEEP*	22.70%
	FUND OMNIBUS ACCOUNT
	ATTN SPECIAL PRODUCTS 2 OPS/3
	500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105

Part I - 39

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

MORGAN SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.20%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	11.90%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	6.69%

	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	13.82%

PREMIER SHARES	JPMORGAN CHASE BANK* ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	5.68%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	11.47%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75424	7.54%

RESERVE SHARES	JPMSI AS AGENT FOR KINGSLEY AND CO* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	79.69%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	11.02%

	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	6.84%

CALIFORNIA MUNICIPAL MONEY MARKET FUND

ETRADE SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

MORGAN SHARES	BEAR STEARNS SECURITIES CORP* ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3870	60.12%

	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	16.86%

Part I - 40

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	5.81%

FEDERAL MONEY MARKET FUND

AGENCY SHARES	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	25.88%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	10.62%

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	6.36%

MORGAN SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	36.62%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.29%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	7.64%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.14%

RESERVE SHARES	BLUE SKY SATELLITE SERVICES INC ATTN DAVE BENNET 18975 W 116TH ST OLATHE KS 66061-6547	6.61%

	LIBERTY PROTEIN INC ATTN CHARLES Y TANABE 12300 LIBERTY BLVD ENGLEWOOD CO 80112-7009	57.04%

	VON KARMAN FUNDING LLC ATTN MURIE SPROUSE 18400 VON KARMAN AVE STE 1000 IRVINE CA 92612-0516	16.07%

	VON KARMAN FUNDING LLC ATTN MURIE SPROUSE 18400 VON KARMAN AVE STE 1000 IRVINE CA 92612-0516	10.02%

	VON KARMAN FUNDING LLC ATTN MURIE SPROUSE 18400 VON KARMAN AVE STE 1000 IRVINE CA 92612-0516	6.89%

Part I - 41

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

LIQUID ASSETS MONEY MARKET FUND

AGENCY SHARES	EAGLE TEST SYSTEMS INC EAGTEST 2200 MILLBROOK DR BUFFALO GROVE IL 60089-4614	7.94%

	JPMORGAN CHASE BANK* FBO CLIENT ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.17%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254	41.91%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	10.15%

	MANFRA TORDELLA & BROOKES INC 90 BROAD STREET SUB BASEMENT NEW YORK NY 10004-2205	6.80%

B SHARES	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.00%

CAPITAL SHARES	CHICAGO MERCANTILE EXCHANGE INC CUST SEGREGATED ACCT 20 S WACKER DR CHICAGO IL 60606-7408	10.88%

	DELTA AIR LINES INC PLEDGED BUT NOT CONTROLLED ATTN ALEC KUO TREASURY DEPT 856 1030 DELTA BLVD DEPT 859 ATLANTA GA 30354-1989	23.15%

	THE WALT DISNEY COMPANY ATTN JACKIE METELSKI 500 S BUENA VISTA ST BURBANK CA 91521-6197	11.19%

	WATERFERRY PLEDGED TO AND CONTROLLED BY LENDER ATTN: STEVE ENGEL 745 7TH AVE FL 4 NEW YORK NY 10019-6801	15.68%

C SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS 61 BROADWAY NEW YORK NY 10006-2701	97.22%

INSTITUTIONAL SHARES	BEAR STEARNS SECURITIES CORP* ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN NY 11201-3870	5.70%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254	11.40%

Part I - 42

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	SHPS HRS OPM ACCOUNT ATTN KEVIN SCARBOROUGH 9200 SHELBYVILLE RD 2ND FL SUITE 200 LOUISVILLE KY 40222-5131	5.17%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	54.11%

INVESTOR SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	10.96%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254	5.80%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	56.07%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	23.12%

MORGAN SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	5.59%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	79.17%

PREMIER SHARES	JPMC AS EA PFIZER INC,QUIGLEY COMPA* PFIZER INC NORTH AMERICAN SHARED SERVICE(NASS) BANK RECONCILIATION TEAM 6730 LENOX CENTER CT STE 300 MEMPHIS TN 38115-4289	21.95%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254	45.55%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	14.52%

RESERVE SHARES	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	5.24%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA B Y FL 33610-9128	8.35%

Part I - 43

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	20.80%

	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	6.91%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	20.12%

SERVICE SHARES	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	10.07%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	12.37%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	19.25%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.66%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.12%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	18.58%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	8.96%

MICHIGAN MUNICIPAL MONEY MARKET FUND

MORGAN SHARES	JAMES R DONAHEY PAT J DONAHEY JT TEN 421 HIGHLAND ANN ARBOR MI 48104-1729	9.50%

	JPMORGAN CHASE BANK* FBO CLIENT ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.59%

	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS - 5TH FLOOR 200 LIBERTY ST - 1 WORLD FINANCIAL NEW YORK NY 10281	13.97%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	38.64%

Part I - 44

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

PREMIER SHARES	REICH & TANG SERVICES INC FBO VARIOUS CUSTOMERS ATTN CHRIS GILL 600 5TH AVE NEW YORK NY 10020-2302	84.82%

	NFS LLC FEBO SLEMAN A KHOURY MD NABIHA A KHOURY MD JTTEN TOD DTD 2/27/2007 5949 SPRINGWATER LN W BLOOMFIELD MI 48322-1757	5.94%

RESERVE SHARES	MBSC SECURITIES CORPORATION ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556-0144	75.01%

	MBSC SECURITIES CORPORATION 144 GLEN CURTISS BLVD UNIONDALE NY 11556-3801	19.95%

MUNICIPAL MONEY MARKET FUND

AGENCY SHARES	JPMORGAN CHASE BANK* BHUPINDER SAINI ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	6.74%

	JPMORGAN CHASE BANK* SHAVIK LLC ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.08%

	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS - 5TH FLOOR 200 LIBERTY ST - 1 WORLD FINANCIAL NEW YORK NY 10281	8.12%

	JPMORGAN CHASE BANK* FBO CLIENT ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	40.66%

ETRADE SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

INSTITUTIONAL SHARES	ASTELLAS US HOLDINGS INC ATTN: XIN LU THREE PARKWAY NORTH DEERFIELD IL 60015-2537	20.03%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	17.77%

	WATERFERRY PLEDGED TO AND CONTROLLED BY LENDER ATTN: STEVE ENGEL 745 7TH AVE FL 4 NEW YORK NY 10019-6801	29.73%

Part I - 45

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	ASTELLAS PHARMA MANUFACTURING INC ATTN CHARLES BURNGASSER 3125 STALEY RD GRAND ISLAND NY 14072-2028	18.17%

MORGAN SHARES	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS - 5TH FLOOR 200 LIBERTY ST - 1 WORLD FINANCIAL NEW YORK NY 10281	11.12%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	81.93%

PREMIER SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	22.89%

	JPMORGAN CHASE BANK* JOHN R AREND ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.09%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	20.66%

	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	24.25%

RESERVE SHARES	BISYS FUND SERVICES, INC FBO BB&T SWEEP CUSTOMERS 3435 STELZER RD STE 1000 COLUMBUS OH 43219-6004	8.90%

	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS 61 BROADWAY NEW YORK NY 10006-2701	5.80%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	11.47%

	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	18.15%

	SOUTHWEST SECURITIES INC ATTN CAROL BENNETT 1201 ELM ST STE 3700 DALLAS TX 75270-2002	15.35%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	16.25%

Part I - 46

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

SERVICE SHARES	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	10.80%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	68.92%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	6.55%

NEW YORK MUNICIPAL MONEY MARKET FUND

ETRADE SHARES	E TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

MORGAN SHARES	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	9.06%

	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	32.00%

RESERVE SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS 61 BROADWAY NEW YORK NY 10006-2701	5.65%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	52.82%

	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	10.15%

	BEAR STEARNS SECURITIES CORP* ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3870	23.46%

OHIO MUNICIPAL MONEY MARKET FUND

MORGAN SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	6.75%

	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS - 5TH FLOOR 200 LIBERTY ST - 1 WORLD FINANCIAL NEW YORK NY 10281	15.50%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	64.11%

Part I - 47

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	46.21%

	JPMORGAN TRUST CO OF DE* GARY H. VIGRAN GRAT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.35%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	45.87%

RESERVE SHARES	MBSC SECURITIES CORPORATION 144 GLENN CURTISS BLVD UNIONDALE NY 11556-3801	14.98%

	MBSC SECURITIES CORPORATION ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556-0144	80.20%

PRIME MONEY MARKET FUND

AGENCY SHARES	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	49.38%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.29%

B SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	6.25%

CAPITAL SHARES	STABLE INVESTMENT CORPORATION ATTN WANG RONG ROOM 1832 NEW POLY PLAZA NO 1 NORTH CHAOYANGMEN ST DONGCHENG DISTRICT BEIJING CHINA	8.09%

	JP MORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN: SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	5.67%

CASH MGMT SHARES	CHICAGO DEFERRED EXCHANGE COMPANY ATTN VERONICA SALAZAR 135 S LASALLE ST STE 1811 CHICAGO IL 60603-4159	93.76%

INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.01%

MORGAN SHARES	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DRIVE 2ND FLOOR TAMPA B Y FL 33610-9128	5.30%

Part I - 48

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	8.15%

	NATIONAL FINANCIAL SERV CORP 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503	6.63%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	11.13%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	9.54%

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.46%

	JPMORGAN CHASE BANK* ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	5.39%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	7.00%

	LAZARD CAPITAL MARKETS LLC ATTN JEFF HEITE 30 ROCKEFELLER PLZ NEW YORK NY 10112-0015	5.07%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.44%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP* ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3870	43.04%

	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	20.97%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	16.87%

TAX FREE MONEY MARKET FUND

AGENCY SHARES	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	6.61%

Part I - 49

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

INSTITUTIONAL SHARES	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	19.77%

MORGAN SHARES	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	11.77%

	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	11.90%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	6.76%

	LAZARD CAPITAL MARKETS LLC ATTN JEFF HEITE 30 ROCKEFELLER PLZ NEW YORK NY 10112-0015	20.78%

PREMIER SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	23.70%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	31.91%

RESERVE SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	20.17%

	JPMSI AS AGENT FOR KINGSLEY AND CO* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	75.04%

U.S. GOVERNMENT MONEY MARKET FUND

AGENCY SHARES	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14201 DALLAS PARKWAY 2ND FLR DALLAS TX 75254-2916	78.30%

CAPITAL SHARES	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14201 DALLAS PARKWAY 2ND FLR DALLAS TX 75254-2916	14.12%

	MELLON BANK NA ATTN PAMELA PALMER ONE MELLON BANK CENTER 500 GRANT ST 4TH FL PITTSBURGH PA 15258-0001	11.77%

	BANC OF AMERICA SECURITIES LLC ATTN MONEY FUND MANAGER 200 N COLLEGE ST FL 3 CHARLOTTE NC 28255-0001	9.48%

Part I - 50

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

INSTITUTIONAL SHARES	GOLDMAN SACHS GLOBAL CASH SERVICES OMNIBUS ACCT FBO GOLDMAN SACHS & CO CUSTOMERS 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	8.36%

	HARTFORD SHORT TERM INVESMENT POOL-LIQ ATTN CORP BANK DEPT (H0-2-80) WILLIAM T MCCARTHY PO BOX 60 HARTFORD CT 06141-0060	5.05%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	13.86%

MORGAN SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	9.18%

	JPMORGAN CHASE BANK* ATTN MICHELE DIXON 10420 HIGHLAND MANNOR DR FL 2 TAMPA FL 33610-9128	7.10%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	13.45%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	21.72%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14201 DALLAS PARKWAY 2ND FLR DALLAS TX 75254-2916	14.90%

PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.66%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	5.02%

	LAZARD CAPITAL MARKETS LLC ATTN JEFF HEITE 30 ROCKEFELLER PLZ NEW YORK NY 10112-0015	19.05%

RESERVE SHARES	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	10.68%

	JPMORGAN CHASE BANK* FBO FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	9.50%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	53.40%

Part I - 51

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

SERVICE SHARES	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	5.56%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	7.60%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	18.24%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	11.52%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	5.77%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	9.08%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	16.38%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	9.63%

	JPMORGAN CHASE BANK* ATTN: MICHAEL BROWNING 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	5.25%

U.S. TREASURY PLUS MONEY MARKET FUND

AGENCY SHARES	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	45.31%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	7.28%

B SHARES	STATE STREET BANK & TRUST CO CUST FOR THE ROLLOVER IRA OF DAVE C BURK 681 WESTERN AVE GLEN ELLYN IL 60137-4017	5.57%

	STATE STREET BANK & TRUST COMPANY GREENWELL AND CO PC NDFI SIMP-IRA DAVID T GREENWELL 10713 FAIRWAY AVE OKLAHOMA CITY OK 73170-2524	6.65%

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF KAREN L CARLSON 3S383 CHESTNUT CT WARRENVILLE IL 60555-2646	9.66%

Part I - 52

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

C SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS 61 BROADWAY NEW YORK NY 10006-2701	98.92%

INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	10.12%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	7.71%

INVESTOR SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	76.85%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	9.88%

MORGAN SHARES	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	19.67%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.77%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	26.79%

	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	8.72%

	JPMORGAN CHASE BANK* ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	9.95%

PREMIER SHARES	BNY OCS NOMINEES LTD KUNSTLAAN AVENUE DES ARTS 35 BRUSSELS BELGIUM 1040	5.26%

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	25.39%

	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	14.94%

	UBATCO AND CO ATTN TRUST OPERATIONS PO BOX 82529 LINCOLN NE 68501-2529	7.43%

Part I - 53

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held (%)

	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	12.17%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP* ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3870	47.98%

	JPMORGAN CHASE BANK* ATTN MICHELE DIXON 10420 HIGHLAND MANNOR DR FL 2 TAMPA FL 33610-9128	5.62%

	JPMORGAN CHASE BANK* 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	5.76%

	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	15.52%

	JPMORGAN CHASE BANK* ATTN: TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	6.43%

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

          The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended February 29, 2008 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. The Financial Statements for the six months ended August 31, 2008 are unaudited. These Financial Statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111 or JPMorgan Institutional Funds Service Center at 1-800-766-7722.

Part I - 54

JPMorgan Specialty Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

May 1, 2008
as supplemented November 3, 2008

JPMORGAN TRUST II (“JPMT II”)

JPMorgan U.S. Real Estate Fund (the “U.S. Real Estate Fund” or the “Fund”)

          This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Fund dated May 1, 2008 and the prospectus dated October 27, 2008 for Class R2 Shares, as supplemented from time to time (the “Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated December 31, 2007 included in the annual Shareholder Report (“Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Report, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at P.O. Box 711235, Columbus, OH 43240.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other JPMorgan Funds.

          For more information about the Fund or the Financial Statements, simply write or call:

JPMorgan Fund Services
P.O. Box 8528
Boston, MA 02266-8528

1-800-480-4111

SAI-USRE-1108

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

          JPMorgan Trust II (“JPMT II” or the “Trust”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. The Fund, which is a series of JPMT II, was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

          Security Capital U.S. Real Estate Shares. After the close of business on February 18, 2005, Security Capital U.S. Real Estate Shares (the “Predecessor U.S. Real Estate Fund”) reorganized into the U.S. Real Estate Fund. The Predecessor U.S. Real Estate Fund is considered the surviving fund for accounting purposes.

Fund Name

          Prior to February 19, 2005, the Fund had the following name listed below corresponding to its current name:

Former Name	Current Name

One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund

Share Classes

          Shares in the Fund of the Trust are generally offered in multiple classes. The following chart shows the share classes offered by the Fund as of the date of this SAI:

Fund	Class A	Class C	Select Class	Class R2	Class R5
JPMorgan U.S. Real Estate Fund	X	X	X	X	X

Miscellaneous

          This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

          This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund’s executive offices are located at 245 Park Avenue, New York, NY 10167.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMorgan Trust I (“JPMT I”), JPMT II, J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “JPMorgan Fund,” and together with the Fund, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees or Board of Directors in the case of JPMFMFG, are referred to herein as the “Board of Trustees.”

          The Fund is advised by Security Capital Research & Management Incorporated (“SC-R&M”). Certain other of the JPMorgan Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”) or JPMorgan Investment Advisors Inc. (“JPMIA”), and/or sub-advised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

INVESTMENT RESTRICTIONS

          The following investment restrictions have been adopted by JPMT II with respect to the Fund. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including its investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

          The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

          For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

          In addition, the Fund has an 80% investment policy which is described in its Prospectus. This policy may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

          Fundamental Investment Restrictions

          The Fund may not:

1.

Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities and (ii) this limitation does not apply to an industry or group of industries in the real estate sector. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

2.

Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

3.	Underwrite the securities of other issuers except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

4.

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.

Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded).

6.	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

7.	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

8.	Issue senior securities except with respect to any permissible borrowings.

9.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector. As a matter of fundamental policy, the Fund will concentrate its investments in such securities.

10.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

          Non-Fundamental Investment Restrictions. The investment restrictions described below are non-fundamental restrictions of the Fund and may be changed by the Trustees of the Fund without prior shareholder approval.

          The Fund may not:

1.

Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

2.	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

3.

Engage in short sales or short sales against the box if immediately following such transaction the aggregate market value of all securities sold short and sold short against the box would exceed 10% of the Fund’s net assets (taken at market value).

4.

Participate on a joint or joint and several basis in any securities trading account, except that the Fund may invest in joint accounts to the extent permitted by the Joint Account Procedures adopted by the Board.

5.	Invest more than 10% of its total assets in the securities of other investment companies.

INVESTMENT PRACTICES

          The U.S. Real Estate Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.

Mortgage-Related Securities

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.

Asset-Backed Securities

Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities

Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

Bank Obligations

Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes.

Miscellaneous Investment Strategies and Risks

Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Foreign Investments (including Foreign Currencies)

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.

Options and Futures Transactions

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper

Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	Miscellaneous Investment Strategies and Risks

Common Stock: Shares of ownership of a company.	Equity Securities, Warrants and Rights

Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Equity Securities, Warrants and Rights

Instrument	Part II Section Reference

Convertible Securities: Bonds or preferred stock that can convert to common stock.	Convertible Securities

Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments

Credit Default Swaps (CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

Swaps and Related Swap Products

Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Custodial Receipts

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

Demand Features

Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets.	Foreign Investments (including Foreign Currencies)

Exchange Traded Funds(“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.

Investment Company Securities and Exchange Traded Funds

Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.

Foreign Investments (including Foreign Currencies)

Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.

Foreign Investments (including Foreign Currencies)

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.

Debt Instruments

Instrument	Part II Section Reference

Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.

Debt Instruments

Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Equity Securities, Warrants and Rights

Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

Inverse Floaters and Interest Rate Caps

Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

Investment Company Securities and Exchange Traded Funds

Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Loan Assignments and Participations

Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	Master Limited Partnerships

Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed structures.

Mortgage-Related Securities

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

Mortgage-Related Securities

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.

Municipal Securities

New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks

Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)

Instrument	Part II Section Reference

Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.

Options and Futures Transactions

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

Miscellaneous Investment Strategies and Risks

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	Reverse Repurchase Agreements

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Miscellaneous Investment Strategies and Risks

Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	Securities Lending

Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

Short Selling

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.

Mortgage-Related Securities

Instrument	Part II Section Reference

Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

Structured Investments

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

Swaps and Related Swap Products

Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

Swaps and Related Swap Products

Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks

Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

Treasury Receipts

Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.

Trust Preferred Securities

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.

Mortgage-Related Securities

U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

U.S. Government Obligations

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.

Debt Instruments

Instrument	Part II Section Reference

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.

Debt Instruments

DIVERSIFICATION

          The Fund is registered as a non-diversified investment company. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

QUALITY DESCRIPTION

Commercial Paper

          The Fund only purchases commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F-2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by the applicable Adviser to be of comparable quality.

          For a more complete discussion, see “Commercial Paper” in the “Investment Strategies and Policies” section in Part II of this SAI

PORTFOLIO TURNOVER

          A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

          The table below sets forth the Fund’s portfolio turnover rates for the last two fiscal years.

Fund	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07

U.S. Real Estate Fund	72%	64%

TRUSTEES

Standing Committees

          There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

          The Audit Committee met four times during the fiscal year ended December 31, 2007. The Compliance Committee met four times during the fiscal year ended December 31, 2007. The Governance Committee met six times during the fiscal year ended December 31, 2007. The Investment Committee met five times during the fiscal year ended December 31, 2007. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

          The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2007, in the Fund and each Trustee’s aggregate dollar range of ownership in any Fund that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1), (2)

Independent Trustees
William J. Armstrong	None	Over $100,000
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Marilyn McCoy	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	None	Over $100,000

(1)

A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (145 funds).

(2)

For Mr. Spalding, this amount includes deferred compensation balances through participation in the JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For Ms. McCoy and Messrs. Finn, Higgins, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, and JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2007. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.

          As of December 31, 2007, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

          The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $220,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $198,000 and the Vice Chairman $66,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $44,000 and $33,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by the Fund and the JPMorgan Funds Complex for the calendar year ended December 31, 2007, is set forth below:

Aggregate Trustee Compensation Paid by the Fund

Name of Trustee	U.S. Real Estate Fund	Total Compensation paid from the Fund Complex(1)
Independent Trustees
William J. Armstrong	$817	$215,417
Roland R. Eppley, Jr. *	636	167,750
John F. Finn	636	0 ^
Dr. Matthew Goldstein	730	192,500
Robert J. Higgins	730	0 ^^
Peter C. Marshall	869	229,167
Marilyn McCoy	817	215,417
William G. Morton, Jr.	636	167,750
Robert A. Oden, Jr.	636	117,425 ^^^
Fergus Reid, III	1,217	320,833
Frederick W. Ruebeck	730	192,500
James J. Schonbachler	636	167,750
Interested Trustee
Leonard M. Spalding, Jr.	817	215,417

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (145 funds).

*	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

^	Does not include $167,750 of Deferred Compensation.

^^	Does not include $192,500 of Deferred Compensation.

^^^	Does not include $50,325 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

          For the fiscal years ended December 31, 2005, 2006 and 2007, the table below sets forth the investment advisory fees paid by the Fund to SC-R&M (amounts in thousands):

Fund	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
U.S. Real Estate Fund	$2,994	$4,602	$5,758

          For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

          The following table shows information regarding all of the other accounts managed by each portfolio manager of the U.S. Real Estate Fund as of December 31, 2007:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)

Anthony R. Manno Jr.	5	$1.1	1	$1.0	540	$1.7
Kenneth D. Statz	5	$1.1	1	$1.0	532	$1.7
Kevin W. Bedell	5	$1.1	1	$1.0	539	$1.7

          The following table shows information on the other accounts managed by each portfolio manager of the U.S. Real Estate Fund that have advisory fees wholly or partly based on performance as of December 31, 2007:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)

Anthony R. Manno Jr.	—	—	—	—	2	$0.2
Kenneth D. Statz	—	—	—	—	2	$0.2
Kevin W. Bedell	—	—	—	—	2	$0.2

Portfolio Managers’ Ownership of Securities

          The following table indicates the dollar range of securities of the Fund beneficially owned by each portfolio manager, as of the fiscal year ended December 31, 2007:

Aggregate Dollar Range of Securities in the U.S. Real Estate Fund

	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Anthony R. Manno Jr.			X
Kenneth D. Statz					X
Kevin W. Bedell					X

          For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

          For the period from January 22, 2005 through February 18, 2005 (the closing date of the merger of the Predecessor U.S. Real Estate Fund with the U.S. Real Estate Fund), JPMorgan Funds Management, Inc. served as administrator to the Predecessor U.S. Real Estate Fund pursuant to an administration agreement (the “Stub Period Agreement”). The Stub Period Agreement provided that JPMorgan Funds Management would assist in supervising all operations of the Fund (other than those performed under the investment advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement). The Stub Period Agreement further provided that JPMorgan Funds Management would, among other services identified in the Stub Period Agreement, prepare annual and semi-annual reports to the SEC including the financial statements contained therein, prepare various filings required by the federal securities laws, prepare federal and state tax returns, and generally assist in all aspects of the Predecessor U.S. Real Estate Fund’s operations other than those performed under the investment advisory agreement, the custodian and fund accounting agreement and the transfer agency agreement. Under the Stub Period Agreement, JPMorgan Funds Management was permitted to, at its expense, subcontract with any entity or person concerning the provision of services under the Stub Period Agreement.

          The Stub Period Agreement provided that JPMorgan Funds Management would not be liable for any error of judgment or mistake of law or any loss suffered by the Predecessor U.S. Real Estate Fund in connection with the matters to which the Stub Period Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

          For the period of January 22, 2005 through February 18, 2005, JPMorgan Funds Management, was entitled to a fee for its services under the Stub Period Agreement, which was calculated daily and paid monthly, at the annual rate of the Predecessor U.S. Real Estate Fund’s average daily net assets as follows: twenty one-hundredths of one percent (0.20%) of amounts included in that portion of the aggregate daily net assets of (1) all series of One Group Mutual Funds other than the One Group Institutional Money Market Funds and the One Group Investor Funds and (2) the Predecessor U.S. Real Estate Fund (together referred in the Agreements as the “Multiple Class Funds”) equal to or less than $1,500, 000,000; eighteen one-hundredths of one percent (0.18%) of amounts included in the portion of the aggregate daily net assets of all Multiple Class Funds between $1,500,000,000 and

$2,000,000,000; and sixteen one-hundredths of one percent (0.16%) of amounts included in that portion of the aggregate daily net assets of all Multiple Class Funds in excess of $2,000,000,000. However, JPMorgan Funds Management agreed to waive its fee under the Stub Period Agreement to the extent necessary for the Fund to be charged an effective rate of no more than 0.10% of the Fund’s average daily net assets. The fees pertaining to each Multiple Class Fund were computed daily in amounts strictly proportionate to the amount of the Multiple Class Fund’s average daily net assets as a percentage of the aggregate daily net assets of all Multiple Class Funds. Such compensation was calculated and accrued daily, and paid to the Administrator on the first business day of each month, or at such times(s) as the Administrator requested and the parties thereto agreed.

          Prior to January 22, 2005, SC-R&M served as administrator pursuant to a fund administration and accounting agreement with the Predecessor U.S. Real Estate Fund (the “Security Capital Administration Agreement”) under which SC-R&M performed certain administrative functions for the Fund, including, but not limited to, (i) providing office facilities and the services of a principal financial officer; (ii) furnishing statistical and research data, clerical services and stationery and office supplies; (iii) keeping and maintaining all financial accounts and required records (other than those required to be maintained by the Predecessor U.S. Real Estate Fund’s Custodian and Transfer Agent); (iv) computing and transmitting to the appropriate service the Predecessor U.S. Real Estate Fund’s net asset value, net income and net capital gain (loss) in accordance with the Predecessor U.S. Real Estate Fund’s Prospectus and resolutions of its Board of Directors; (v) compiling data for and preparing required reports and notices to shareholders of record; (vi) compiling data for, preparing for execution and filing all reports of other documents, including tax returns, required by federal, state and other applicable laws and regulations (other than those required to be filed by the Predecessor U.S. Real Estate Fund’s Custodian or Transfer Agent); (vii) assisting in developing and monitoring compliance procedures for the Predecessor U.S. Real Estate Fund and any class or series thereof; (viii) determining, together with the Predecessor U.S. Real Estate Fund’s Board of Directors, the jurisdictions in which the Predecessor U.S. Real Estate Fund’s shares should be registered or qualified for sale and, in connection therewith, being responsible for the registration for sale and maintenance of the registrations of shares for sale under the securities laws of any state; (ix) providing financial data requested by the Predecessor U.S. Real Estate Fund and its outside counsel; (x) performing such other duties related to the administration of the Predecessor U.S. Real Estate Funds operations as reasonably requested by the Board of Directors, from time to time; and (xi) assisting in the monitoring of regulatory and legislative developments which may affect the Predecessor U.S. Real Estate Fund and, in response to such developments, counseling and assisting the Predecessor U.S. Real Estate Fund in routine regulatory examinations or investigations of the Predecessor U.S. Real Estate Fund and working with outside counsel to the Predecessor U.S. Real Estate Fund in connection with regulatory matters or litigation.

          The Predecessor U.S. Real Estate Fund retained State Street Bank and Trust Company as sub-administrator (the “Sub-Administrator”) under a sub-administration agreement (the “Security Capital Sub-Administration Agreement”).

          Under the Security Capital Sub-Administration Agreement, the Sub-Administrator assumed responsibility for performing certain of the foregoing administrative functions, including overseeing the determination and publication of the net asset value of the Predecessor U.S. Real Estate Fund’s shares, maintaining certain of the Fund’s books and records that were not maintained by SC-R&M as investment adviser, or by the Custodian or Transfer Agent, preparing financial information for the Fund’s income tax returns, proxy statements, semi-annual and annual shareholders reports, and SEC filings, and responding to certain shareholder inquiries. Under the terms of the Security Capital Sub-Administration Agreement, the Predecessor U.S. Real Estate Fund paid the Sub-Administrator a monthly administration fee at the annual rate of .08% of the first $750 million, 0.06% of the next $250 million and 0.04% of the Predecessor U.S. Real Estate Fund’s average daily net assets over $1 billion, subject to an additional $7,500 annual fee for each class of shares excluding the first class and subject to an average annual minimum fee of $85,000 per investment portfolio, lesser minimum fees for each additional investment portfolio and subject to other fees that may be applicable.

          Under the Security Capital Administration Agreement, SC-R&M remained responsible for monitoring and overseeing the performance by the Sub-Administrator of its obligations to the Fund under the Sub-Administration Agreement, subject to the overall authority of the Predecessor U.S. Real Estate Fund’s Board of Directors. For its services under the Administration Agreement, SC-R&M received a monthly fee from the Predecessor U.S. Real Estate Fund at the annual rate of 0.02% of the value of the Fund’s average daily net assets. For the period January 1, 2005 through January 21, 2005, SC-R&M earned $18,681 for providing services to the Predecessor U.S. Real Estate Fund.

Administrator Fees

          The table below sets forth the administration, administrative services and co-administration fees paid to JPMorgan Funds Management, Inc. (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 12/31/05*		Fiscal Year Ended 12/31/06		Fiscal Year Ended 12/31/07

Fund	Paid	Waived	Paid	Waived	Paid	Waived

U.S. Real Estate Fund	$466	($65)	$528	($249)	$543	($410)

*

Fees paid for the fiscal year ended December 31, 2005 reflect fees paid to JPMorgan Funds Management, Inc. from February 19, 2005 to December 31, 2005. JPMorgan Funds Management, Inc. was paid $5,817 in fees for the period from January 22, 2005 through February 18, 2005 of which $0 waived.

          For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

          The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended December 31, 2007:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
U.S. Real Estate Fund	33,010	17,525	8,983	1,002,574

          The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended December 31, 2007 was $33,010.

Distribution Fees

          The Board of Directors of the Predecessor U.S. Real Estate Fund adopted a Predecessor Distribution and Servicing Plan (“Predecessor Plan”) with respect to Class S Shares of the Fund. The annual compensation payable by the Predecessor U.S. Real Estate Fund to the distributor under the Predecessor Plan was an amount equal to 0.25% (on an annual basis) of the value of the average daily net assets of Class S shares.

          Under the Predecessor Plan, the Predecessor U.S. Real Estate Fund was authorized to pay a distribution fee for distribution activities in connection with the sale of Class S Shares and a service fee for services provided which are necessary for the maintenance of Class S Shares shareholder accounts. To the extent such fee exceeded the expenses of these distribution and shareholder servicing activities, the distributor could retain such excess as compensation for its services and could realize a profit from these arrangements.

          The Predecessor Plan was a compensation plan that provided for the payment of a specified distribution and service fee without regard to the distribution and service expenses actually incurred by the distributor. The distributor could also pay third parties in respect of these services such amount as it determined.

          The table below sets forth the Rule 12b-1 fees that the Fund paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 12/31/05		Fiscal Year Ended 12/31/06		Fiscal Year Ended 12/31/07

U.S. Real Estate Fund	Paid	Waived	Paid	Waived	Paid	Waived

Class A Shares	$775	$—	$946	$—	$917	$—
Class C Shares	2	—	44	—	85	—

          For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

          Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class C and Class R2	0.25%
Class R5	0.05%

          The table below sets forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 12/31/06		Fiscal Year Ended 12/31/07
U.S. Real Estate Fund	Paid	Waived	Paid	Waived

Class A Shares	$711	($235)	$733	($184)
Class C Shares	12	(3)	23	(6)
Select Class Shares	710	(228)	1,109	(277)
Class R2 Shares*	—	—	—	—
Class R5 Shares	—	(4)	—	(13)

          * Class R2 Shares are first being offered as of the date of this SAI.

          For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

          The Fund (or its Predecessor) paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

U.S. Real Estate Fund	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07

Total Brokerage Commissions	$478	$860	$843
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

          For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

          For the fiscal year ended December 31, 2007, the Adviser allocated brokerage commissions of approximately $751,630 to brokers who provided broker research including third party broker research for the Fund.

Securities of Regular Broker-Dealers

          As of December 31, 2007, the Fund did not own any securities of its regular broker-dealers (or parents).

FINANCIAL INTERMEDIARIES

Other Cash Compensation

          During the fiscal year ended December 31, 2007, JPMIM, JPMIA and SC-R&M paid approximately $72,236,000, $28,386,000 and $362,000, respectively, for all of the JPMorgan Funds pursuant to their other cash compensation arrangements.

Finders’ Fee Commissions

          Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

          With respect to sales of the U.S. Real Estate Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees

$1,000,000 — $3,999,999*	1.00%
$4,000,000 — $9,999,999	0.75%
$10,000,000 — $49,999,999	0.50%
$50,000,000 or more	0.25%

* If the total sale of Class A Shares of Qualifying Fund is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for sales of the other Qualifying Funds can be found in the SAI for such Qualifying Funds.

Finders’ Fees Paid By SC-R&M and JPMDS

          For the most recent fiscal year ended December 31, 2007, SC-R&M and JPMDS paid approximately $3,953,000, with respect to the Fund in finders’ fees.

          For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

          For Federal income tax purposes, the Fund did not have any capital loss carryforwards for the fiscal year ended December 31, 2007.

          For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

          A list of the entities that receive the Fund’s portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

JPMorgan Private Bank/JPMorgan Private Client Services	Monthly	30 days after month end
Chase Investment Services Corp	Monthly	30 days after month end
Standard & Poor’s	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end
Canterbury Consulting Group, Inc.	Quarterly	30 days after month end
Casey Quirk & Associates	Monthly	10 days after month end

          For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers. As of September 30, 2008, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Principal Holders. As of September 30, 2008 the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI:

U.S. REAL ESTATE FUND

Class A Shares	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.25%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	40.83%

Class C Shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.40%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER, PLAZA TWO FL 3 JERSEY CITY NJ 07311	18.51%

Class R5 Shares	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.85%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	26.43%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	19.01%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7	11.79%

U.S. REAL ESTATE FUND
	NEW YORK NY10167-0002

	JPMIM FBO JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY10167-0002	7.01%

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.67%

Select Class Shares	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	54.86%

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

          The persons listed above as owning 25% or more of the outstanding shares of the Predecessor Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of such Fund.

FINANCIAL STATEMENTS

          The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended December 31, 2007, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. These Financial Statements are available without charge upon request by calling JPMorgan Fund Services at 1-800-480-4111.

JPMorgan Funds

STATEMENT OF ADDITIONAL INFORMATION

PART II

          Part II of this SAI describes policies and practices that apply to each of the JPMorgan Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. References in this Part II to a “Fund” means each JPMorgan Fund, unless noted otherwise. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

Part II - i

PART II

Part II - ii

Part II - iii

INVESTMENT STRATEGIES AND POLICIES

          As noted in the applicable Prospectuses for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectuses, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, polices and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to particular Funds.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

          Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

          Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

          A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

          For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can

Part II - 1

experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

          The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Auction Rate Securities

          Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

          Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

          Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

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          A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities and Exchange Traded Funds” below for more information), a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Bank Obligations

          Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

          Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

          Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States (“U.S.”) with total assets at the time of purchase in excess of the equivalent of $1 billion. Such certificates of deposit include Eurodollar and Yankee certificates of deposits. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Certain Funds may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements).

          Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks and savings and loan associations from which a Fund could purchase certificates of deposit.

          The Funds will not invest in obligations for which a Fund’s Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

Commercial Paper

          Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner.

Part II - 3

Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

          Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Convertible Securities

          Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

          The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

          Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Custodial Receipts

          Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

          Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

          High Yield/High Risk Securities/Junk Bonds.

Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Fund’s Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

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          High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

          The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

          It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

          Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

          Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

          Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

          Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with

Part II - 5

respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

          While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

          Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

          Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

          Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

          A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may

Part II - 6

be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

          As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

          Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

          Variable Amount Master Demand Notes. Variable amount master demand notes are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification and Quality Descriptions”. A Fund’s Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

          Variable Rate Instruments and Money Market Funds. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule applicable to money market funds, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

          (1) Adjustable Rate Government Securities. A Government Security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a floating rate security shall be deemed to have a remaining maturity of one day.

          (2) Short-Term Variable Rate Securities. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) Long-Term Variable Rate Securities. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature shall be

Part II - 7

deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

          (4) Short-Term Floating Rate Securities. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

          (5) Long-Term Floating Rate Securities. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

          As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice.

          Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets (10% for the JPMorgan Funds which are money market funds (the “Money Market Funds”)) only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Fund’s Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

          Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Demand Features

          Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks

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associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

          Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

          The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

          Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

          Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

          Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

          Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

          Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

          Initial Public Offerings (“IPOs”) . The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Foreign Investments (including Foreign Currencies)

          Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a non-Money Market Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

          The Money Market Funds may only invest in U.S. dollar-denominated securities.

          Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

          Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

          Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

          Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

          Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations.

          Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are

Part II - 10

determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

          Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

          Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

          Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

          Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality,

Part II - 11

the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

          Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

          Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

          Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

          Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

          A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

          Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio

Part II - 12

securities, could result in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

          In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

          Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

          A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

          Foreign Currency Transactions. Certain Funds may engage in various strategies to hedge against currency risks. These strategies may consist of use of any of the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the U.S., the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities. In addition, certain Funds may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund.

          While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

          Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for

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another currency at a specified future date (up to one year) and price at the time of the contract. A Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

          Transaction Hedging. When a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of their portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the U.S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

          For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

          Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.

          The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

          Forward Foreign Currency Exchange Contracts. For hedging purposes or to increase income or gain, a Fund may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

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          Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

          At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

          Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

          For more information on futures contacts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.

          Foreign Currency Options. Certain Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

          A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

          Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

          The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that

Part II - 15

may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

          There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

          Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          Non-Deliverable Forwards. Some of the Funds may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies that are thinly-traded, illiquid or otherwise non-convertible (each a “Reference Currency”). NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

          Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

          NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market, on a daily basis, of the NDF.

          The Funds will typically use NDFs for hedging purposes, but may from time to time, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

          Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective, and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

          Risk Factors in Hedging Transactions. The following is a summary of certain risks associated with foreign currency hedging transactions:

          Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies

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and price movements in the security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

          Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

          Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

          Judgment of the Adviser. Successful use of hedging instruments by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

          Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

          It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

          Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, an Adviser will employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Inverse Floaters and Interest Rate Caps

          Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

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Investment Company Securities and Exchange Traded Funds

          Investment Company Securities. A Fund may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

          The 1940 Act’s limits summarized above do not apply to any JPMorgan Fund which is a fund of funds (“Fund of Funds”) such as the JPMorgan Investor Funds (the “Investor Funds”) or the JPMorgan SmartRetirement Funds or to other Funds to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Effective July 31, 2006, under Rule 12d1-1 under the 1940 Act, any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of the rule.

          Pursuant to Rule 12d1-2 under the 1940 Act, effective as of July 31, 2006, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund’s investment policies and (3) affiliated or unaffiliated money market funds as part of “cash sweep” arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Fund investing in affiliated funds under these new rules could not invest in a Fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

          Exchange Traded Funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500 Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country.

          ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publicly issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares iBoxx $ Investment Grade Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the iBoxx $ Liquid Investment Grade Index.

          ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

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          The investment vehicles issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

          Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

          Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies.

          SEC exemptive orders granted to various iShares funds (which are ETFs) and other ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

          Loan Assignments and Participations Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

          A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

          A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

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          In the process of buying, selling and holding Senior Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

          Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

          Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Lien Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

          Junior Loans that are bridge loans or bridge facilities (“Bridge Loans”) are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be secured or undersecured.

          Additional Information concerning unfunded commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

          Additional Information concerning synthetic letters of credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

          Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

          Risk Factors of Loan Assignments and Participations. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loan Assignments and Participations.

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High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund.

Collateral, Subordination and Litigation Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. There may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan.

If an Obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or the Fund’s security interest in loan collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or the Senior Loan is subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan has been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy.

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The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Miscellaneous Investment Strategies and Risks

          Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33⅓% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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          Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements. In addition, each Fund may enter into Interfund Lending Arrangements. Please see “Interfund Lending”.

          Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.

          Exemptive Relief to Invest in Financial Instruments. The SEC granted the JPMorgan Funds exemptive relief from Rule 12d1-2(a) under the 1940 Act, permitting funds relying on Rule 12d1-2, such as the JPMorgan SmartRetirement Funds, to make investments in financial instruments that may not be considered “securities” as defined in Section 2(a)(36) of the 1940 Act. Therefore, such Funds of Funds may invest directly in financial instruments in addition to other JPMorgan Funds and securities as permitted by the 1940 Act.

          Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliates of the Adviser or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

          Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another JPMorgan Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

          If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

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          A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another JPMorgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

          No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

          The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

          Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

          The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

          New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

          Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration

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afforded by Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

          The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

          The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

          Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

Part II - 25

•

The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Adviser to be of equivalent quality;

•

The Fund’s Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•

The Fund’s Adviser shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 10% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 10% of its net assets; and

•	The Fund’s Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

          Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

          Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of Fund’s total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements with maturities of 7 days or less (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Mortgage-Related Securities

          Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Fund’s Adviser.

          Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and

Part II - 26

other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Fund’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

          Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

          Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);

•	organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and

•

non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

          Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

          Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

          Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

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          For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.

          CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

          Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

          Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

          Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S.

          REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

          CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and

Part II - 28

prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

          Mortgage Dollar Rolls. When a Fund enters into mortgage dollar rolls, it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will earmark and reserve until the settlement date Fund assets, in cash or liquid securities, in an amount equal to the forward purchase price. A Fund benefits to the extent of:

•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

          Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon a Fund’s Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

          Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

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          In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

          Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

          Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

          Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

          Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans(“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

          Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

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          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          In general, changes in both prepayment rates and interest rates will change the yield on Mortgage- Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

          Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

          Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

          Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

          Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage- related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

          Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage- Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which

Part II - 31

monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

          Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

          Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

          Recent Events Regarding Fannie Mae and Freddie Mac Securities. The value of Fannie Mae and Freddie Mac’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid−2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage−backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage−backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage−backed securities issued by Fannie Mae and Freddie Mac will be successful.

Municipal Securities

          Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

Part II - 32

1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations;

2.	obtaining funds for general operating expenses; and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

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7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

          Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

          The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

          The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

          Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

          There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

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3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

          The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

          Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

          Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

          Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

          Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

          Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities:

          Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

          Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing

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bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

          In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

          Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the SEC.

          State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

          Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

          New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

          Limitations on the Use of Municipal Securities. Certain Funds may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater

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than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

          Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Options and Futures Transactions.

          A Fund may purchase and sell (a) exchange traded and over-the-counter (“OTC”) put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

          Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.

          Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Fund’s Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

          The Funds have filed a 4.5 notice under the Commodity Exchange Act and are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not

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involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

          The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.

          If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

          Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

          The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

          Certain Funds will usually sell covered options. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. A put option is covered if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equal to the exercise price. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option

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writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

          When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

          Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

          Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

          For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

          Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

          Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

          Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

          When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will

Part II - 39

tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Each Fund will earmark and reserve liquid assets in an amount equal to the current mark-to-market exposure, on a daily basis, of a futures contract that is contractually required to cash settle. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures, a Fund will have the ability to have exposure to such instruments to a greater extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

          The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

          Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

          Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

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          The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are earmarked by a Fund and set aside by the Fund, as required by the 1940 Act and the SEC’s interpretations thereunder.

          Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

          Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Fund’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          Asset Coverage for Futures Contracts and Options Positions. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount

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prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)

          Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

          In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

          Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed by the Adviser to be creditworthy. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-

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party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of a Fund’s restrictions on purchases of illiquid securities. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

          All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.

          A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Reverse Repurchase Agreements.

          In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 ⅓% of a Fund’s total assets, except as permitted by law.

Securities Lending

          To generate additional income, certain Funds may lend up to 33 ⅓% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. Certain Funds (generally some of the Funds with an investment strategy of investing primarily in U.S. equity securities) use The Goldman Sachs Trust

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Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent. Pursuant to an agreement among Goldman Sachs, JPMorgan Chase Bank and certain Funds (the “Third Party Securities Lending Agreement”), approved by the Board of Trustees, Goldman Sachs compensates JPMorgan Chase Bank for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMorgan Chase Bank. The other Funds (including certain other U.S. equity funds) that engage in securities lending use JPMorgan Chase Bank as their securities lending agent.

          Pursuant to a securities lending agreement approved by the Board of Trustees between Goldman Sachs and the Trusts on behalf of certain JPMorgan U.S. equity funds (the “Goldman Sachs Agreement”), collateral for loans will consist only of cash. Pursuant to a securities lending agreement approved by the Board of Trustees between JPMorgan Chase Bank and certain Funds (the “JPMorgan Agreement”), collateral for loans will consist of cash and with respect to the JPMorgan 100% U.S. Treasury Securities Money Market Fund, may also include U.S. Treasury securities. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on the securities lent. For loans secured by cash, the Funds seek to earn interest on the investment of cash collateral in investments permitted by the applicable securities lending agreement and with respect to loans of securities by the JPMorgan 100% U.S. Treasury Securities Money Market Fund which are secured by U.S. Treasury securities, the Fund will receive a fee from the borrower. With respect to Funds for which Goldman Sachs serves as lending agent, cash collateral may be invested only in Capital Class Shares of the JPMorgan Prime Money Market Fund. With respect to Funds for which JPMorgan Chase Bank serves as securities lending agent, cash collateral may be invested in accordance with the investment guidelines included in the JPMorgan Agreement, and/or instructions of the Funds or their Adviser, which may include U.S. government securities, shares of an investment trust or mutual fund (including affiliated money market funds), commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments as permitted by the applicable Fund’s Prospectuses or SAI.

          Under the JPMorgan Agreement, collateral is marked to market daily to provide a level of collateral at least equal to 100% of the market value plus accrued interest of the securities lent. Under the Goldman Sachs Agreement, collateral is marked to market daily to provide a level of collateral at least equal to 102% of the market value of the securities lent. Loans are subject to termination by the Fund or the borrower at any time, and are therefore not considered to be illiquid investments. The Fund does not have the right to vote proxies for securities on loan. However, the Fund’s Adviser may terminate a loan if the vote is considered material with respect to an investment.

          Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Goldman Sachs Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Goldman Sachs Agreement. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Short Selling

          In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at

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the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

          Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

          A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions.

          Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Short-Term Funding Agreements

          Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

          A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets (10% for the Money Market Funds) will be invested in short-term funding agreements and other illiquid securities.

Structured Investments

          A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit

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risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations.

          Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets (10% for the Money Market Funds), when combined with all other illiquid investments of each Fund.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Swaps and Related Swap Products

          Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross- currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (ABX), credit default swaps, interest rate caps, floors and collars and swaptions (collectively defined as “swap transactions”).

          A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

          Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to

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initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

          The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

          The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

          The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. A Fund’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

          A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

          The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Fund’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

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          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

          The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

          Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.

          Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets, in cash or liquid securities, to cover any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is a seller of a CDS contract, the Fund will earmark and reserve assets, in cash or liquid securities, to cover its obligation.

          If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

          If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

          The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. As unregulated instruments, CDSs are difficult to value and therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

          If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may

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only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.

Synthetic Variable Rate Instruments

          Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Fund’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

          A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

          Certain Funds may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Government Obligations

          U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS.

          The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS

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program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

          Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

          Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

          Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

          Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually

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be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

          To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

RISK MANAGEMENT

          Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.

          Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

SPECIAL FACTORS AFFECTING CERTAIN FUNDS

          In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments. For a description of such additional investment strategies and policies as well as corresponding risks for such Funds, see Part I of this SAI.

DIVERSIFICATION

          Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Fund’s Prospectuses for information about whether the Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

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          Each of the Money Market Funds intends to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act.

          Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non- diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

          Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

DISTRIBUTIONS AND TAX MATTERS

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. There may be other tax considerations applicable to particular shareholders. Except as otherwise noted in a Fund’s Prospectus, the Funds are not intended for foreign shareholders. As a result, this section does not address in detail the tax consequences affecting any shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local law.

          Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.

          Special tax rules apply to investments held through defined contribution plans and other tax- qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Qualification as a Regulated Investment Company

          Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gain from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”, defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the

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securities of one or more QPTPs. In the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement; and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid—generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such year.

          In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities markets or readily tradable on a secondary market as the substantial equivalents thereof, (y) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. Although income from a QPTP is qualifying income, as discussed above, investments in QPTPs cannot exceed 25% of the Fund’s assets. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

          Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test, described in paragraph (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the fund’s principal business of investing in stock or securities.

          For purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. A Fund’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.

          If a Fund qualifies for a taxable year as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

          Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate tax rates. A Fund might also retain for investment its net capital gain. If a Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their

Part II - 53

respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

          In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. However, treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

          If a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).

Fund Distributions

          The Funds anticipate distributing substantially all of their net investment income for each taxable year. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued.

          Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either (i) unrealized, or (ii) realized but not distributed.

          For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated it, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Distributions of capital gain generally are made after applying any available capital loss carryovers. For taxable years beginning before January 1, 2011, the long-term capital gain tax rate applicable to most individuals is 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets). A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

Part II - 54

          For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC.

          In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income”, then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

          If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding-period and other requirements with respect to shares of the underlying fund.

          Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

          If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

          Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally,

Part II - 55

acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. However, any distributions received by a Fund from real estate investment trusts (“REITs”) and PFICs will not qualify for the corporate dividends-received deduction..

Sale or Redemption of Shares

          The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 generally is taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

Fund Investments

          Certain investments of the Funds, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, including for hedging purposes, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of each Fund and its shareholders.

          The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify

Part II - 56

as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

          Certain debt securities purchased by the Funds are sold at an original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Because each Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. A Fund investing in such securities may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

          A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income taxation or any excise tax.

          Transactions of certain Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to a Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

          Special tax considerations apply if a Fund invests in investment companies that are taxable as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. But the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

          Some amounts received by each Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of

Part II - 57

such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

          Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

          A Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPS”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each of the Funds, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

          In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

          Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

          In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency

Part II - 58

or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

          If a Fund invests in PFICs, certain special tax consequences may apply. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions.

          If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distributions from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that invests indirectly in PFICs by virtue of the fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make such elections; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investment in Other Funds

          If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

          In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of

Part II - 59

that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related–party transactions rules may cause any losses generated by the Fund on the sale of an underlying fund’s shares to be deferred (or, in some cases, permanently disallowed) if a Fund and the underlying fund are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, a Fund and an underlying fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the underlying fund.

          As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

          If a Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income”, then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income”, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

          Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

          Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. Each Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. The Fund may not include in its calculations the value of foreign securities held indirectly through an underlying fund to reach this 50% threshold.

Backup Withholding

          Each Fund generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Foreign Shareholders

          The Funds are not intended for foreign shareholders, except for shareholders of Class M Shares. If a beneficial holder who is a foreign shareholder (i.e., not a “U.S. person” within the meaning of the Code) has a trade or business in the U.S., and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the U.S., the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

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          Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) -- USRPIs are defined very generally as any interest in U.S. real property or any equity interest in a USRPHC -- the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs.

          In the case of Funds that would be USRPHCs but for the above-mentioned exceptions from the definition of USRPIs, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders. Under current law any direct USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain proposed legislation is enacted. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of the such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% (or possibly a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

          In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally was required with respect to amounts paid in redemption of shares of a Fund that is a USRPHC and is also domestically controlled. Pending legislation proposes to extend the exemption from withholding for amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, fully retroactively, for up to two years, i.e., through December 31, 2009. If enacted, the pending legislation would be effective as of January 1, 2008. At the time of this filing, it is unclear whether the legislation will be enacted and, if enacted, what the term of the extension will be (e.g., for one year or two years). Unless and until the legislation is enacted, the exemption does not apply to amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, and withholding is required.

          Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gain (and is not allowed a deduction for loss) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the U.S., (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend (provided that certain other conditions also are met), or (iii) the shares are USRPIs or the Capital Gain Dividends are attributable to the gain recognized on the disposition of a USRPI.

          Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

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Foreign Taxes

          Certain Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury Regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

          If a Fund does not make the above election or if more than 50% of its assets at the end of the year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

          The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Withholding Taxes

          Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions that are properly designated as exempt-interest dividends may be subject to backup withholding, as discussed above. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income taxation at a rate of 30% (or, subject to certain limitations, possibly a lower applicable treaty rate) even if they are funded by income or gain (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, each Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gain in excess of net long-term capital loss, to the extent such distributions are properly designated by the Fund. Pending legislation could reinstate the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. However, it is unclear at this time whether the legislation will be enacted. Short-term gain will not include gain from the sale of MLPs to the extent such gain is characterized as ordinary income under the Code’s recapture provisions. The Funds have not determined whether to make such designations. Depending on the circumstances, the Funds may make such designations with respect to all, some or none of its

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potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). There is no guarantee that the exemption from withholding will apply to taxable years of the Funds beginning on or after January 1, 2008. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

          If a beneficial holder who is a foreign person carries on a trade or business within the U.S., and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividends will be subject to U.S. federal net income taxation at the marginal income tax rates applicable to U.S. citizens and residents.

Exempt-Interest Dividends

          Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.

          Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

          Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest. All exempt-interest dividends are subject to the corporate alternative minimum tax.

          The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

          From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

State and Local Tax Matters

          Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

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          Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

          If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

          The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of each of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

TRUSTEES

          The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the heritage JPMorgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees
William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of	Retired; CFO and Consultant, EduNeering, Inc. (internet business	145	None.

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

heritage JPMorgan Funds since 1987.	education supplier) (2000–2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972–2000).

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003 – present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145

Director, Albert Einstein School of Medicine (1998 – present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985– 2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees Leonard M. Spalding, Jr.** (1935); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

          Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except for Mr. Reid for whom it is age 78. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

Standing Committees

          The Board of Trustees has four standing committees: the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee.

          The members of the Audit Committee are Messrs. Armstrong (Chair), Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit and Valuation and Compliance Committee responsibilities, and transferred responsibility for oversight of the valuation of portfolio securities from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. When the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee acts in lieu of the full Board.

          As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i)

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oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

          The members of the Governance Committee are Messrs, Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to the JPMT II Funds, appointment and removal of the Funds’ Senior Officer, and approval of compensation for the Funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

          Each member of the Board, except Mr. Reid, serves on the Investments Committee and Mr. Spalding acts as Chairperson. The Investments Committee has three sub-committees divided by asset type and different members of the Investments Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Oden and Schonbachler. For the Money Market Funds and Alternative Products, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investments Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each sub-committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each sub-committee; and (ii) review and make recommendations to the Investments Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the Investments Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the sub-committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and work to facilitate the understanding by the Investments Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee.

For details of the number of times each of the four standing committees met during the most recent fiscal year, see “TRUSTEES - Standing Committees” in Part I of this SAI.

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For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES - Ownership of Securities” in Part I of this SAI.

Trustee Compensation

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of JPMT I, JPMT II, Undiscovered Managers Funds, JPMMFG, JPMFMFG. and JPMMFIT, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

          Each Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, including deferred compensation, see “TRUSTEES – Trustee Compensation” in Part I of this SAI.

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OFFICERS

          The Trusts’ executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008) and Treasurer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Michael J. Tansley(1964), Controller(2008)

Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

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Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975) Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

For details of the percentage of shares of any class of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP – Trustees and Officers” in Part I of this SAI.

INVESTMENT ADVISERS AND SUB-ADVISERS

          Pursuant to investment advisory agreements, JPMIM or JPMIA serves as investment adviser to the Funds, except for the U.S. Real Estate Fund. SC-R&M serves as investment adviser for the U.S. Real Estate Fund pursuant to an agreement with JPMT II. HCM serves as investment sub-adviser to the Highbridge Statistical Market Neutral Fund pursuant to an investment sub-advisory agreement with JPMIM. JFIMI serves as sub-adviser to certain funds pursuant to an investment sub-advisory agreement with JPMIM.

          The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIA or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISERS - Investment Advisory Fees” in Part I of the SAI for the respective Fund.

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For details of the dollar range of shares of each Fund (excluding Money Market Funds) beneficially owned by the portfolio managers who serve on a team that manages such Fund, see “PORTFOLIO MANAGERS - Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

          J.P. Morgan Investment Management Inc. JPMIM serves as investment adviser to certain Funds pursuant to the investment advisory agreements between JPMIM and certain of the Trusts (the “JPMIM Advisory Agreements”). Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware which was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

          JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is located at 245 Park Avenue, New York, NY 10167.

          Under the JPMIM Advisory Agreements, JPMIM provides investment advisory services to certain Funds, which include managing the purchase, retention and disposition of such Funds’ investments. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the applicable Trust’s Board of Trustees and the applicable Fund’s shareholders, as required by the 1940 Act.

          Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (“JPMFM”), and JPMDS provide certain custodial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for certain Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of JPMIM. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

          Under the terms of the JPMIM Advisory Agreements, the investment advisory services JPMIM provides to certain Funds are not exclusive. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of certain Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

          The Funds are managed by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

          As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM or a predecessor, under the JPMIM Advisory Agreements, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

          The JPMIM Advisory Agreements continue in effect for annual periods beyond October 31 of each year only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section. The JPMIM Advisory Agreements will

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terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trusts (60 days with respect to the International Equity Index Fund, Mid Cap Value Fund, Short Term Bond Fund II and Growth Advantage Fund). The continuation of the JPMIM Advisory Agreements was last approved by the Board of Trustees at its meeting in August 2008.

          The JPMIM Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or, with respect to all such Funds except the Mid Cap Value Fund, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

          JPMorgan Investment Advisors Inc. JPMIA serves as investment adviser to certain JPMT II Funds pursuant to the Amended and Restated Investment Advisory Agreement between JPMIA and JPMT II dated August 12, 2004 (the “JPMIA Advisory Agreement”). On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMIA, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMIA became an indirect, wholly-owned subsidiary of JPMorgan Chase.

          JPMIA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

          JPMIA represents a consolidation of the investment advisory staffs of a number of bank affiliates of the former Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the applicable Trusts (formerly, The One Group and the Helmsman Funds) since 1985.

          Subject to the supervision of a Trust’s Board of Trustees, JPMIA provides or will cause to be provided a continuous investment program for certain Funds, including investment research and management with respect to all securities and investments and cash equivalents in those Funds. JPMIA may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Funds’ shareholders, as required by the 1940 Act.

          The JPMIA Advisory Agreement continues in effect for annual periods beyond October 31 of each year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JPMIA Advisory Agreement was approved by the Trust’s Board of Trustees at its meeting held in August 2008.

          The JPMIA Advisory Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser as the case may be. The JPMIA Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIA, under the JPMIA Advisory Agreement, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIA a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

          The JPMIA Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from a breach of fiduciary duty with

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respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          JPMorgan Chase Bank, JPMFM and JPMDS are each subsidiaries of JPMorgan Chase and affiliates of JPMIA. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

          Security Capital Research & Management Incorporated (“SC-R&M”). Security Capital Research & Management Incorporated (“SC-R&M”) serves as investment adviser to the U.S. Real Estate Fund pursuant to an agreement with JPMT II, on behalf of the U.S. Real Estate Fund (the “Real Estate Fund Investment Advisory Agreement”). SC-R&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients, including the Predecessor U.S. Real Estate Fund. SC-R&M is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc.

          SC-R&M makes the investment decisions for the assets of the U.S. Real Estate Fund. SC-R&M also reviews, supervises and administers the Fund’s investment program, subject to the supervision of, and policies established by, the Trustees.

          The Real Estate Fund Investment Advisory Agreement provides that it will continue in effect for successive twelve month periods beyond October 31 of each year if not terminated or approved at least annually by the Trust’s Board of Trustees. The Real Estate Fund Investment Advisory Agreement was initially approved by the Trust’s Board of Trustees at their quarterly meeting on September 30, 2004 and may be terminated as to the U.S. Real Estate Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser. The Real Estate Fund Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. The continuation of the Real Estate Fund Investment Advisory Agreement was approved by the Board of Trustees at its meeting in August 2008.

          The Real Estate Fund Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          JF International Management Inc. JPMIM has entered into two investment sub-advisory agreements with JFIMI, one agreement with respect to the Asia Equity Fund and one agreement with respect to the China Region Fund and India Fund (the “JFIMI Sub-Advisory Agreements”) pursuant to which JFIMI serves as investment sub-adviser to such Funds. JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Hong Kong Securities and Futures Commission. JFIMI is a wholly- owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly-owned by JPMAMH. JFIMI is located at 21F, Charter House, 8 Connaught Road, Central Hong Kong.

          JFIMI may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the JFIMI Sub-Advisory Agreements, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of JFIMI. This arrangement will not result in the payment of additional fees by a Fund.

          Pursuant to the terms of the applicable JPMIM Advisory Agreement and the JFIMI Sub-Advisory Agreements, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the applicable Trusts, on behalf of the Funds, on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of a Fund’s shareholders or

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by a vote of a majority of the Boards of Trustees of the Trusts, or by JPMIM or JFIMI on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The applicable JPMIM Advisory Agreement provides that JPMIM or JFIMI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

          As compensation for the services rendered and related expenses borne by JFIMI, under the applicable JFIMI Sub-Advisory Agreement, JPMIM has agreed to pay JFIMI a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of the Asia Equity Fund, and at the rate of 0.60% per annum on the average daily net asset value of the assets of the China Region Fund and the India Fund.

          The JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund provides that it will continue in effect, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund was approved by the Trust’s Board of Trustees at its meeting held in August 2008.

          The JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund provides that it will continue in effect for an initial two-year period and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund was approved by the Trust’s Board of Trustees at its meeting held in August 2008.

          Each JFIMI Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from a willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          Highbridge Capital Management, LLC. Highbridge Capital Management, LLC. (“HCM”) has been engaged by JPMIM to serve as investment sub-adviser to the Highbridge Statistical Market Neutral Fund (the “HCM Sub-Advisory Agreement”). HCM is majority owned by J.P. Morgan Asset Management Holdings Inc.

          HCM is an international asset management firm specializing in non-traditional investment management strategies. HCM was founded by Henry Swieca and Glen Dubin. HCM has over 160 staff members including 62 investment and trading professionals in offices in New York, London and Hong Kong.

          HCM is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Highbridge Statistical Market Neutral Fund. The aggregate annual rate of the fees payable by JPMIM to HCM is 1.25% of the Highbridge Statistical Market Neutral Fund’s average daily net assets.

          The HCM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

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The HCM Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the JPMIM Advisory Agreement. Under the terms of the HCM Sub-Advisory Agreement, HCM is not liable to JPMIM, the Highbridge Statistical Market Neutral Fund, or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Highbridge Statistical Market Neutral Fund or its shareholders, except in the case of HCM’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the HCM Sub-Advisory Agreement. The continuation of the HCM Sub-Advisory Agreement was approved by the Trust’s Board of Trustees at its meeting held in August 2008.

POTENTIAL CONFLICTS OF INTEREST

          The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts other than the Funds that are managed by the Funds’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

          Responsibility for managing the Advisers’ and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

          The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

          As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular

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securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

          The Adviser and/or its affiliates serve as adviser to the Funds, to the JPMorgan SmartRetirement Funds (the “JPMorgan SmartRetirement Funds”) and to the Investor Funds. The JPMorgan SmartRetirement Funds and the Investor Funds and certain other Funds (“Investing Funds”) may invest in shares of the Funds (other than the Investing Funds). Because the Adviser and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the Investing Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the Investing Funds among the Funds. Purchases and redemptions of Fund shares by an Investing Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund’s transaction costs. Large redemptions by an Investing Fund may cause a Fund’s expense ratio to increase due to a resulting smaller asset base. To the extent that the portfolio managers for the Funds also serve as portfolio managers for any of the underlying funds, the portfolio managers may have regular and continuous access to the holdings of such underlying funds. In addition, the portfolio managers of the Investing Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

          The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

          Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

          Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

          Fees earned by HCM for managing certain accounts may vary, particularly because for at least two accounts, HCM is paid based upon the performance results for those accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. However, HCM believes that this risk is mitigated by the fact that investment decisions for each of the accounts advised by HCM are made through an automated system, and not by any one individual, which processes each account’s transactions independent of those for the other accounts.

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For details of the dollar range of shares of each Fund (excluding the Money Market Funds) beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS – Ownership of Securities” in Part I of this SAI.

PORTFOLIO MANAGER COMPENSATION

          Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

          Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

          Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

CODES OF ETHICS

          The Trusts, the Advisers and JPMDS have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Advisers).

          The Trusts’ code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts’ code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts’ code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

          The code of ethics adopted by the Advisers requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and

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responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each Adviser are also prohibited from certain mutual fund trading activity including excessive trading of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The Advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of the Adviser’s affiliated sub-advisers has also adopted the code of ethics described above.

          JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity, including excessive trading of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI, or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

PORTFOLIO TRANSACTIONS

          Investment Decisions and Portfolio Transactions. Pursuant to the Advisory and sub-advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Trustees of the Trusts and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Advisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

          Brokerage and Research Services. On behalf of the Funds, a Fund’s Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

          Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. As permitted by Section 28(e) of the Securities Exchange Act,

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the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

          Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an Adviser under the Advisory Agreement (or with respect to a Sub-Adviser, under the sub-advisory agreement). The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

          Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

          In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

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          On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

          If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          Allocation of transactions, including their frequency, to various broker-dealers is determined by a Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, a Fund’s Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which a Fund’s Adviser exercises investment discretion. A Fund’s Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Fund’s Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of a Fund’s Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy, to the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation. Shareholders of the Funds should understand that the services provided by such brokers may be useful to a Fund’s Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

          Under the policy for JPMIM and JPMIA, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM and JPMIA to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds have stopped participating in soft dollar arrangements for market data services and third-party research. However, the Funds continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

          SC-R&M does not enter into soft dollar arrangements whereby a broker pays for research services such as Bloomberg, Reuters or Factset. From time to time, SC-R&M may receive or have access to research generally provided by a broker to the broker’s institutional clients that trade with the broker in the sector of the securities markets in which SC-R&M is active, namely in the case of real estate securities. In

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addition, SC-R&M may consider the value-added quality of proprietary broker research received from brokers in allocating trades to brokers subject always to the objective of obtaining best execution.

          Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by an Adviser. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trusts, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.

          Under HCM’s policy, HCM has the power and authority to establish and maintain accounts on behalf of its clients with, and issue orders for the purchase or sale of securities for its clients directly to, a broker, dealer or other person, as well as to exercise or abstain from exercising any option, privilege or right held by its clients. In selecting a broker with respect to effecting any securities transaction on behalf of its clients, HCM may pay a broker a commission in excess of the amount another broker would have charged for effect in such transaction, so long as, in HCM’s good faith judgment, the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or HCM’s overall investment management business. HCM intends to comply with Section 28(e) of the Securities Exchange Act, under which HCM’s use of its clients’ commission dollars to acquire research products and services is not a breach of its fiduciary duty to its clients – even if the brokerage commissions paid are higher than the lowest available – as long as (among certain other requirements) HCM determines that the commissions are reasonable compensation for both the brokerage services and the research acquired.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES - Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES - Securities of Regular Broker-Dealers” in Part I of this SAI.

ADMINISTRATOR

          JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) serves as the administrator to the Funds, pursuant to an Administration Agreement dated February 19, 2005 (the “Administration Agreement”), between the Trusts, on behalf of the Funds, and JPMFM. Additionally, JPMFM serves as the administrator to the JPMorgan SmartRetirement Funds pursuant to an agreement effective May 5, 2006 (the “SmartRetirement Administration Agreement”), between JPMT I, on behalf of the JPMorgan SmartRetirement Funds, and JPMFM. JPMFM is an affiliate of JPMorgan Chase Bank and an indirect, wholly-owned subsidiary of JPMorgan Chase; it has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

          Pursuant to the Administration Agreement and the SmartRetirement Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement and the SmartRetirement Administration Agreement, JPMFM has agreed to maintain the necessary office space for

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the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds’ operations other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement. JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement and the SmartRetirement Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund’s sub-administrator. Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase, began serving as the Funds’ sub-administrator (the “Sub-administrator”). The Administrator pays JPMIS a fee for its services as the Funds’ Sub-administrator.

          If not terminated, the Administration Agreement and the SmartRetirement Administration Agreement continue in effect for annual periods beyond October 31 of each year, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or SmartRetirement Administration Agreement or interested persons of any such party. The Administration Agreement and the SmartRetirement Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of each Trust or by JPMFM. The termination of the Administration Agreement or the SmartRetirement Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

          The Administration Agreement and the SmartRetirement Administration Agreement provide that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

          In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the Investor Funds, the JPMorgan SmartRetirement Funds and the series of JPMorgan Funds Complex that operate as money market funds (each a “Money Market Fund”)) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the Investor Funds, the JPMorgan SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

          With respect to the Money Market Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the JPMorgan Funds Complex over $100 billion. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex including the series of the former One Group Mutual Funds.

          With respect to the Investor Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% of the first $500 million of average daily net assets of all the Investor Funds in the JPMorgan Funds Complex, 0.075% of the Investor Funds’ average daily net assets between $500 million and $1 billion and 0.05% of the Investor Funds’ average daily net assets in excess of $1 billion.

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          JPMFM does not charge a fee for providing administrative services to the JPMorgan SmartRetirement Funds under the SmartRetirement Administration Agreement, but does receive fees for its services to the underlying funds.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR - Administration Fees” in Part I of this SAI.

DISTRIBUTOR

          Since February 19, 2005, JPMDS has served as the distributor for all the Trusts and holds itself available to receive purchase orders for each of the Fund’s shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and JPMDS. JPMDS began serving as JPMT II’s distributor pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of JPMIM, JPMorgan Investment Advisors and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

          Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect for annual periods beyond October 31 of each year, and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

For details of the compensation paid to the principal underwriter, JPMDS, see “DISTRIBUTOR - Compensation paid to JPMDS” in Part I of this SAI.

DISTRIBUTION PLAN

          Certain Funds have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class A Shares, Class B Shares, Class C Shares, Class M Shares, Class R2 Shares, Cash Management Shares, Morgan Shares, Reserve Shares, Service Shares and E*TRADE Class Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”) to JPMDS, at annual rates not to exceed the amounts set forth in each applicable Fund’s prospectuses.

          JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v)

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preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finder’s fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund’s other shares and other Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

          Class A, Class B, Class C Shares and Class R2 Shares. Class A Shares of the Funds pay a Distribution Fee of 0.25% of average daily net assets. Class R2 Shares of the Funds pay a Distribution Fee of 0.50% of average daily net assets. Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% (2.75% for Class B Shares of the Short Duration Bond Fund, Short Term Municipal Bond Fund, Ultra Short Duration Bond Fund and Treasury & Agency Fund) and 1.00% respectively of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares or 0.50% annualized of the average daily net asset value of the Class R2 Shares maintained in a Fund by such broker-dealers’ customers. Such payments on Class A Shares and Class R2 Shares will be paid to broker-dealers immediately. Such payments on Class B and Class C Shares will be paid to broker-dealers beginning in the 13th month following the purchase of such shares, except certain broker-dealers who have sold Class C Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid trail or maintenance commissions immediately.

          Class M Shares. Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class M Shares of the Short Term Bond Fund II of up to 3.00% of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.30% annualized of the average daily net asset value of Class M Shares maintained in the Short Term Bond Fund II by such broker-dealers’ customers up to $1 billion, and 0.35% of the daily net asset value excess of $1 billion.

          Money Market Funds. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of Class B Shares or Class C Shares maintained in a Fund by such broker-dealers’ customers. With respect to Cash Management Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares, trail or maintenance commissions will be paid to broker-dealers beginning in the 13th month following the

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purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares (except for Morgan Shares of the Prime Money Market Fund), 0.25% on Reserve Shares and 0.60% on E*TRADE Class and Service Shares of average daily net assets, the fee will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

          The Institutional Class Shares, Select Class Shares, Class R5 Shares, Ultra Shares, Premier Shares, Capital Shares and Agency Shares of the Funds have no Distribution Plan.

          No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

          Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

          The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”).

          The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. The Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

          The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFG, JPMMFS and each Predecessor Trust with respect to the classes of Shares specified above.

          Prior to February 19, 2005, the JPMT II Funds had adopted a Predecessor Distribution and Shareholder Services Plan with respect to Class A and the former Service Class (which were subsequently discontinued) Shares and a Predecessor Distribution and Shareholder Services Plan with respect to Class B shares and Class C Shares (collectively, the “Predecessor Plans”). These Predecessor Plans were terminated

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effective February 19, 2005. During the fiscal year ended June 30, 2005, payments made for distribution and shareholder services under Rule 12b-1 up until February 18, 2005 were made under these Predecessor Plans.

For details of the Distribution fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc., see “DISTRIBUTOR – Distribution Fees” in Part I of this SAI.

SECURITIES LENDING AGENT

          To generate additional income, certain Funds may lend up to 33⅓% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash or U.S. Treasury securities. JPMorgan Chase Bank, an affiliate of the Funds, and Goldman Sachs serve as lending agents pursuant to the JPMorgan Agreement and the Goldman Sachs Agreement, respectively.

          Under the Goldman Sachs Agreement and the JPMorgan Agreement, Goldman Sachs Agency Lending and JPMorgan Chase Bank, respectively, acting as agents for certain of the Funds, loan securities to approved borrowers pursuant to Borrower Agreements substantially in the form approved by the Board of Trustees in exchange for collateral. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMorgan Agreement or the Goldman Sachs Agreement. For loans secured by cash, the Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the Fund’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Fund’s financial statements).

          Under the Goldman Sachs Agreement, Goldman Sachs is entitled to a fee equal to a percentage of the earnings on loans of securities. For purposes of this calculation, earnings shall mean: (a) the earnings on investments of cash collateral including waivers and reimbursements made by the Fund’s adviser or its affiliates for the benefit of the Fund that are related solely to investments of cash collateral less (b) the cash collateral fees paid to borrowers in connection with cash collateral. Pursuant to the Third Party Securities Lending Agreement, JPMorgan Chase Bank’s compensation is paid by Goldman Sachs. Under the JPMorgan Agreement, JPMorgan Chase Bank is entitled to a fee, monthly in arrears, equal to (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month. The purpose of these fees under the JPMorgan Agreement is to cover the custodial, administrative and related costs of securities lending including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

CUSTODIAN

          Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, (the “JPMorgan Custody Agreement”) JPMorgan Chase Bank serves as the custodian and fund accounting agent for each of the Funds, other than the JPMorgan SmartRetirement Funds. Pursuant to the JPMorgan Custody Agreement, JPMorgan Chase Bank is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Advisers.

          With respect to the JPMorgan SmartRetirement Funds, pursuant to the Global Custody and Fund Accounting Agreement between JPMFM, JPMT I on behalf of the JPMorgan SmartRetirement Funds, and JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, effective May 5, 2006 (the “SmartRetirement Custody Agreement”), JPMorgan Chase Bank serves as the custodian and funds accounting agent for the JPMorgan SmartRetirement Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. The fees and

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expenses under the SmartRetirement Custody Agreement for custody and fund accounting are paid by JPMFM.

CUSTODY AND FUND ACCOUNTING FEES AND EXPENSES

          For custodian services, each Fund (other than the JPMorgan SmartRetirement Funds) pays to JPMorgan Chase Bank annual safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held), calculated monthly in arrears and fees between $4.50 and $150 for securities trades (depending on the domicile in which the trade is settled) and $5.00 for receipt of principal and/or interest on fixed income securities. JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

          For custodian services for the JPMorgan SmartRetirement Funds, JPMFM pays to JPMorgan Chase Bank annual safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held) calculated monthly in arrears. JPMFM also pays JPMorgan Chase Bank fees between $4.50 and $150 for securities trades (depending on the domicile in which the trade is settled) and $5.00 for receipt of principal and/or interest on fixed income securities. JPMFM shall also pay JPMorgan Chase Bank’s ordinary, reasonable out-of-pocked or incidental expenses other than legal fees and tax or related fees incidental to processing by governmental authorities, issuers or their agents.

          JPMorgan Chase Bank also is paid $15, $35 or $60 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world.

          In addition, JPMorgan Chase Bank provides derivative servicing with respect to swaps, swaptions and bond and currency options. The fees for these services include a transaction fee of up to $40 per new contract, a fee of up to $10 per contract amendment (including transactions such as trade amendments, cancellations, terminations, novations, option exercises, option expiries, maturities or credit events) and a daily fee of up to $0.40 per contract per day for position management services.

          With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the JPMorgan Custody Agreement and the SmartRetirement Custody Agreement. For purposes of determining the asset levels at which a Tier applies, assets for that fund type across the entire JPMorgan Funds Complex (which shall be defined to include any 1940 Act fund, commingled funds or Rule 3c-7 fund which is advised or subadvised by an entity which is a wholly-owned subsidiary of JPMorgan Chase & Co.) shall be used.

Money Market Funds:

Tier One	First $5 billion	0.0075%
Tier Two	Next $7.5 billion	0.0060%
Tier Three	Next $22.5 billion	0.0030%
Tier Four	Over $35 billion	0.0010%

U.S. Fixed Income Funds:
Tier One	First $12.5 billion	0.0090%
Tier Two	Next $7.5 billion	0.0050%
Tier Three	Next $10 billion	0.0035%
Tier Four	Over $30 billion	0.0020%

U.S. Equity Funds:
Tier One	First $12.5 billion	0.0085%
Tier Two	Next $7.5 billion	0.0050%
Tier Three	Next $10 billion	0.0035%
Tier Four	Over $30 billion	0.0025%

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International Funds:
Tier One	First $12.5 billion	0.0200%
Tier Two	Over $12.5 billion	0.0175%

Emerging Markets Funds:
Tier One	First $12.5 billion	0.0300%
Tier Two	Over $12.5 billion	0.0200%

Other Fees:
Additional Share Classes		$2,000
Multi-Managed Funds (per manager)		$6,000
Fund of Funds		$15,000

Minimums:
(except for Fund of Funds)
U.S. Equity Funds		$20,000
U.S. Fixed Income Funds		$20,000
Money Markets Funds		$10,000
International Funds		$25,000
Emerging Markets Funds		$40,000
Highbridge Statistical Market Neutral Fund		$30,000

TRANSFER AGENT

          Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

          The Trusts, on behalf of the Funds have entered into a shareholder servicing agreement, effective February 19, 2005, with JPMDS (“Shareholder Servicing Agreement”). The Shareholder Servicing Agreement for Institutional Class Shares of JPMT II became effective on August 12, 2004. Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below.

          “Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

          “Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales,

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and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trusts’ website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

For details of fees paid by the Funds to JPMDS for Shareholder Services and Other Related Services under the Shareholder Servicing Agreement, see “SHAREHOLDER SERVICING - Shareholder Services Fees” in Part I of this SAI.

          To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

          JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

          The initial term of the Shareholder Servicing Agreement was until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

          Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

          For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

          JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their

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customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

          JPMDS, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the JPMorgan Funds Privacy Policy provided with your Prospectus, and also available on the JPMorgan Funds website at www.jpmorganfunds.com.

EXPENSES

          Except for the JPMorgan SmartRetirement Funds, the Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          With respect to the JPMorgan SmartRetirement Funds, the Administrator pays many of the ordinary expenses incurred by the Funds in their operations including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Funds pay the following fees and expenses, including their pro-rata share of the following fees and expenses of the Trust: (1) transfer agency, (2) shareholder servicing, (3) distribution fees, (4) brokerage costs, (5) all fees and expenses of Trustees, (6) the portion of the compensation of the Trust’s Chief Compliance Officer (CCO) attributable to the Funds on the basis of relative net assets, (7) costs of the Trust’s CCO Program, (8) insurance, including fidelity bond and D&O insurance, (9) interest, (10) litigation and (11) other extraordinary or nonrecurring expenses. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          JPMIM, JPMIA, SC-R&M, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

FINANCIAL INTERMEDIARIES

          The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS

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or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

          Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

          Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

          The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS, JPMIA, JPMIM or their affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

          JPMDS, JPMIA and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as “other cash compensation”) to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS, JPMIA and JPMIM from time to time. Those additional cash incentives are payments over and above any sales charges (including 12b-1 fees), shareholder servicing, sub-transfer agency or networking fees which are disclosed elsewhere in the Funds’ prospectuses or in this SAI. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives and/or for training and educating a Financial Intermediary’s employees. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may pay Financial Intermediaries an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (“CDSC”). JPMIM, JPMIA and their affiliates may pay any ticket charges applied to Fund shares.

          Other cash compensation payments made by JPMDS, JPMIA, JPMIM and/or their affiliates may be different for different Financial Intermediaries and may vary with respect to the type of fund (e.g., equity fund or fixed income fund) sold by the Financial Intermediary. Other cash compensation payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. Other cash compensation payments are always made only to the firm, never to individuals.

For details of the amounts paid by the Funds’ Adviser and Distributor for all of the Funds pursuant to their other cash compensation arrangements, see “FINANCIAL INTERMEDIARIES – Other Cash Compensation” in Part I of this SAI.

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          To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) regulations, JPMIM, JPMIA, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries or due diligence meetings.

          If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, Financial Intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over the other share classes.

          Finders’ Fees. JPMDS may pay Financial Intermediaries who sell over $1 million of Class A Shares of certain Funds a finder’s fee. JPMDS reserves the right to alter or change the finder’s fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

For details of finder’s fee commissions paid to Financial Intermediaries, see “FINANCIAL INTERMEDIARIES – Finder’s Fee Commissions” in Part I of this SAI.

For details of the finder’s fee amounts paid by the Adviser and Distributor for the Funds’ most recent fiscal year, see “FINANCIAL INTERMEDIARIES – Finder’s Fee Commissions” in Part I of this SAI.

TRUST COUNSEL

          The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

PURCHASES, REDEMPTIONS AND EXCHANGES

          The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

          An investor may buy (or redeem) shares in certain Funds: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor, or, if applicable, an authorized designee of a Financial Intermediary. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account

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application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the “Bank Account Registration” section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

          The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value”. This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with polices and procedures approved by the Board of Trustees.

          Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. JPMFMFG has filed an election under 18f-1 under the 1940 Act. The other Trusts have not filed an election under Rule 18f-1. However, the following Funds have previously filed Rule 18f-1 elections: (i) JPMorgan Value Opportunities Fund (formerly, The Growth Fund of Washington, Inc.), (ii) JPMorgan California Tax Free Bond Fund (formerly, J.P. Morgan California Bond Fund), (iii) JPMorgan Tax Aware Enhanced Income Fund, (iv) JPMorgan Tax Aware Disciplined Equity Fund, (v) JPMorgan Tax Aware U.S. Equity Fund, (vi) JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (as former series of Mutual Fund Select Trust), and (ix) JPMorgan International Equity Fund, JPMorgan Tax Aware Large Cap Value Fund and JPMorgan Tax Aware Large Cap Growth Fund (as former series of Mutual Fund Select Group). These elections carry over and commit these Funds to paying redemptions by a shareholder of record in cash, limited during any 90 day period to the lesser of: (i) $250,000 or (ii) one percent of the net asset value of the Fund at the beginning of such period.

          Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange (the “Exchange”) is open for business. An investor in a Money Market Fund may add to or reduce its investment in a Money Market Fund on each day that the Exchange is open for business or when a Money Market Fund elects to remain open when the Exchange is closed but the Federal Reserve Bank of New York is open. The investor’s percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in a Fund as of such time on the following day the Exchange is open for trading or, for a Money Market Fund, the following day the Money Market Fund is open.

          The Money Market Funds reserve the right to waive any investment minimum. With respect to Agency, Capital, Institutional Class and Premier Shares, examples of when, in the Money Market Funds’ discretion, exceptions to the minimum requirements may be made include, but are not limited to, the following: (1) accounts of a parent corporation and its wholly-owned subsidiaries may be aggregated together to meet the minimum requirement; (2) accounts held by an institutional investor in any of the Money Market Funds in JPMT I or JPMT II may be aggregated together to meet the minimum requirement; and (3) an institutional investor may be given a reasonable amount of time to reach the investment minimum for a class. For Agency, Institutional Class and Premier Shares, investors must purchase the Shares directly from the JPMorgan Funds through JPMDS to potentially be eligible. In each case, the investors must inform the JPMorgan Funds (or their Financial Intermediary in the case of Capital Shares) that they have accounts that they may be eligible for an exception to the investment minimum.

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          Exchange Privilege. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

          Shares of a Fund may only be exchanged into another Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any Money Market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than seven days (more than one day for the Liquid Assets Money Market Fund) when:

(a)	trading on the Exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

          Redemption Fees. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of certain Funds identified as charging redemption fees in their Prospectuses and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC.

          The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period.

          Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective trust fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60 day holding period.

          This 2% discount, referred to in the above listed Funds’ Prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit a Fund’s Adviser in any way. The above listed Funds reserve the right to modify the terms of or terminate this fee at any time.

          The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

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3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund. Partial redemptions will still be subject to a redemption fee,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.

Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

          Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. A Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee.

          The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

          For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund (“free shares”) will be treated as redeemed first. After a Shareholder’s free shares have been used up, shares will be redeemed on a first-in, first-out basis.

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          Applicability of Excessive Trading Limits and Redemption Fees to Investor Fund, JPMorgan Insurance Trust Balanced Portfolio, JPMorgan Diversified Fund, and JPMorgan SmartRetirement Fund Transactions. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan Insurance Trust Balanced Portfolio, JPMorgan Diversified Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, and any future series designated as a JPMorgan SmartRetirement Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

          Additional Information About Class B and Class C Shares. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares of the Funds (excluding Class B Shares of the Short Duration Bond Fund, the Short Term Municipal Bond Fund, the Ultra Short Duration Bond Fund and the Treasury & Agency Fund, for which the applicable commission is 2.75%) and a commission of 1.00% of the offering price on sales of Class C Shares other than the Short Duration Bond Fund, the Short Term Municipal Bond Fund, and the Ultra Short Duration Bond Fund). The Distributor keeps the entire amount of any CDSC the investor pays.

           If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

          The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period defined below.

Contingent Deferred Sales Charge

Years Held	Shares Received After Reorganization

1	5%
2	4%
3	3%
4	3%
5	2%
6	1%
7	None
8	None
9	Convert to Class A shares

          Class B Shares of the Funds (excluding the Money Market Funds) automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified in the applicable Prospectuses has elapsed since the date of purchase (the “CDSC Period”), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per

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share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

          Class B Shares of the Money Market Funds automatically convert to Morgan Shares (and thus are then subject to the lower expenses borne by Morgan Shares) after the CDSC Period, together with the pro-rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Morgan Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Morgan Shares than the number of Class B Shares converted.

          A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

          The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

          Investors may incur a fee if they effect transactions through a Financial Intermediary.

          Systematic Withdrawal Plan. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

          If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

          For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

          For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

          Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

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          Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in the Prospectuses. Dividends may differ between classes as a result of differences in distribution expenses or other class-specific expenses.

          Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s pre-assigned bank account or are mailed by check in accordance with the customer’s instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

          The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

          Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

          Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed. The Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Board that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities shall generally be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued.

          For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM EST.

          Securities of open-end investment companies are valued at their respective NAVs.

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          Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by a Board approved independent or affiliated third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will generally provide bid-side quotations.

          Certain fixed income securities, in accordance with the Funds’ pricing procedures, may be valued by Bear Stearns PricingDirect Inc. (“Bear Stearns”), an affiliate of the Funds’ Adviser. Bear Stearns provides these prices to other affiliated and non-affiliated entities for pricing purposes and the Funds are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The fixed income valuation prices provided by Bear Stearns to the Funds are the same prices that are provided to other affiliated and non-affiliated entities.

          Emerging market debt securities, in accordance with the Funds’ pricing procedures, may be valued using market quotations provided by Emerging Markets Research, a pricing product supplied by JPMorgan Securities, Inc., an affiliate of the Funds’ Adviser. This product is supplied to other affiliated and non-affiliated entities for pricing purposes. All parties, including the Funds, are provided access to this product at no charge and the prices reflected are the same prices used to price the securities that comprise the JPMorgan Emerging Markets Bond Indices.

          Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days.

          Swaps shall generally be valued by a Board-approved independent or affiliated pricing service or at an evaluated price provided by a counterparty or third-party broker. Certain swaps, in accordance with the Funds’ pricing procedures, may be valued by JPMorgan Worldwide Securities Services Global Derivatives Services (“GDS”), a service offering within JPMorgan Chase Bank, N.A., an affiliate of the Funds’ Adviser or by Bear Stearns. These services are supplied to other affiliated and non-affiliated entities for pricing purposes and the Funds are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The swap valuation prices provided by GDS and Bear Stearns to the Funds are the same prices that are provided to other affiliated and non-affiliated entities. Futures, options and other derivatives are valued on the basis of available market quotations.

          The Money Market Funds’ portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviation, such as changing a Fund’s dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund’s capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds.

          With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds’ securities. The Funds’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds’ investment adviser. Fair value situations

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could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

DELAWARE TRUSTS

          JPMT I and JPMT II. JPMT I and JPMT II were each formed as Delaware statutory trusts on November 12, 2004 pursuant to separate Declarations of Trust dated November 5, 2004. JPMT I assumed JPMMFS’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005, and JPMT II assumed One Group Mutual Funds’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

          Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. JPMT I’s and JPMT II’s Declarations of Trust each provides that shareholders of JPMT I and JPMT II shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMT I or JPMT II or any series or class thereof. In addition, the Declarations of Trust each provides that neither JPMT I or JPMT II, nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, Declarations of Trust for JPMT I and JPMT II each expressly provide that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

          The Declarations of Trust of JPMT I and JPMT II each provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declarations of Trust of JPMT I and JPMT II each also provide that JPMT I and JPMT II, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

          JPMT I’s and JPMT II’s Declarations of Trust each provides that JPMT I and JPMT II will indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMT I or JPMT II, unless, as to liability to JPMT I or JPMT II or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declarations of Trust each provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

          JPMT I and JPMT II shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

          JPMT I is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by JPMT I of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by JPMT I or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.

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MASSACHUSETTS TRUSTS

          JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are each organized as a Massachusetts business trust. Short Term Bond Fund II is a separate and distinct series of JPMMFG, and the Growth Advantage Fund is a separate and distinct series of JPMMFIT. Copies of the Declarations of Trust of each of JPMMFG and JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declarations of Trust and By-laws of JPMMFG and JPMMFIT are designed to make JPMMFG and JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

          Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFG’s and JPMMFIT’s Declarations of Trust provide that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

          No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Boards of Trustees intend to conduct the operations of JPMMFG and JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

          JPMMFG’s and JPMMIT’s Declarations of Trust each provides that JPMMFG and JPMMFIT will each indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG or JPMMFIT, unless, as to liability to JPMMFG or JPMMFIT or their shareholders, it is finally adjudicated that the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG or JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

          JPMMFG and JPMMFIT shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

MARYLAND CORPORATION

          JPMFMFG. JPMFMFG is a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

          The Articles of Incorporation of JPMFMFG provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that JPMFMFG will indemnify its Directors and officers against

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liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with JPMFMFG to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

DESCRIPTION OF SHARES

          Shares of JPMT I and JPMT II. JPMT I and JPMT II are open-end, management investment companies organized as Delaware statutory trusts. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trusts.”

          The Declarations of Trust of JPMT I and JPMT II each permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of JPMT I and JPMT II may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMT I or JPMT II, respectively. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMT I and JPMT II not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust of JPMT I and JPMT II.

          Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI and JPMT II which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

          The Trustees of JPMT I and JPMT II may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMT I or JPMT II to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMT I or JPMT II’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMT I or JPMT II to merge or consolidate with or into any one or more other series or classes of JPMT I or JPMT II, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii)

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cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMT I or JPMT II to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

          The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMT I or JPMT II’s governing instruments, including the Declarations of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

          The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

          Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, JPMT I’s and JPMT II’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of JPMT I or JPMT II, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as JPMT I or JPMT II shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

          Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

          Shares of JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are open-end, management investment companies organized as a Massachusetts business trust. The Short Term Bond Fund II represents a separate series of shares of beneficial interest of JPMMFG and the Growth Advantage Fund represents a separate series of shares of beneficial interest of JPMMFIT. See “Massachusetts Trust.”

          The Declarations of Trust of JPMMFG and JPMMFIT permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Trusts.” The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of the Funds are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of

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unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFG and JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFG and JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust.

          Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFG and JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFG and JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

          The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

          Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund’s shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFG’s or JPMMFIT’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or

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by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

          For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFG and JPMMFIT under certain circumstances, see “Purchases, Redemptions and Exchanges”.

          Shares of JPMFMFG. The Articles of Incorporation of JPMFMFG permit the classes of JPMFMFG to offer 612,500,000 shares of common stock, with $.001 par value per share. Pursuant to JPMFMFG’s Articles of Incorporation, the Board may increase the number of shares that the classes of JPMFMFG are authorized to issue without the approval of the shareholders of each class of JPMFMFG. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

          Each share of a series in JPMFMFG represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by JPMFMFG for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

          Under Maryland law, JPMFMFG is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

          Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMFMFG which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of JPMFMFG to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

PORTFOLIO HOLDINGS DISCLOSURE

          As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, as applicable) a complete, uncertified schedule of its portfolio holdings as of the prior business day for the Money Market Funds and as of the last day of that prior month for all other Funds. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

          The Funds’ publicly available uncertified, complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Fund’s Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures.

For a list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided and the length of the lag between the date of the information and the date it is disclosed, see “PORTFOLIO HOLDINGS DISCLOSURE” in Part I of this SAI.

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          In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than the time period specified in the Prospectuses. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

          Disclosure of a Fund’s portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

          Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the JPMorgan Funds’ website at www.jpmorganfunds.com.

PROXY VOTING PROCEDURES AND GUIDELINES

          The Board of Trustees has delegated to the Advisers and their affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

          The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

          Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

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          To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

          Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

          The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIA, JPMIM and SC-R&M also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

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•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

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•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

          HCM. The Board of Trustees has delegated to HCM proxy voting authority with respect to Highbridge Statistical Market Neutral Fund’s portfolio securities. HCM’s proxy voting policy is as follows (HCM being referred to as the “Firm”):

Introduction/General Principles. The Firm exercises voting authority over Client proxies with one important consideration in mind: to ensure that the Firm votes proxies in the best interests of Clients. The Firm will make copies of these proxy voting policies and procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund. The Firm has engaged ISS to review and vote proxies on behalf of the Firm and its Clients. The Firm has instructed its prime brokers and custodians of Firm or Client securities to forward to ISS all proxies received in connection with securities of the Firm or its Clients held by such prime brokers or custodians. Firm personnel who receive a proxy statement will forward it to the Compliance Officer or her designee, who will forward it on to ISS. ISS is responsible for making sure proxies are voted in a timely manner. Any question with respect to voting in such situations should be referred to the Compliance Officer, or her designee. ISS determines how to vote proxies on behalf of the Firm and its Clients pursuant to predetermined guidelines and will post its proposed vote on its website. The firm has access to the ISS website and will be able to regularly review a record of the proxies and votes cast.

Voting by the Firm. The Head of Operations, together with the appropriate Portfolio Manager or Trader, may determine to vote a particular proxy in a manner differing from the proposed vote of ISS as displayed on the ISS website. Notice shall be given to the Compliance Officer, or her designee should the Head of Operations, together with the appropriate Portfolio Manager determine to vote a particular proxy in a manner different from the proposed vote of ISS. Neither the Compliance Officer nor the Head of Operations may alter an ISS proposed vote should the Portfolio Manager or the Firm have a material conflict of interest with the Client whose securities are the subject of the vote.

Resolving Conflicts of Interest. A material conflict of interest may arise if the Firm, the Portfolio Manager or a Supervised Person has a substantial business or personal relationship with the company that is the subject of the proxy or a proponent of a proxy proposal and the failure to vote in favor of management or the proponent could harm the Firm’s relationship with such persons. Should a Portfolio Manager or any other Supervised Person have a question as to whether a particular proxy vote would give rise to a material conflict of interest, the Portfolio Manager or Supervised Person should contact the Compliance Officer. The Compliance Officer will consult with the CFO, Head of Operations, Portfolio Managers and the other Firm personnel with knowledge of the potential conflict and determine whether a material conflict exists and resolve the conflict in the best interest of the Client. Material conflicts of interest between the Firm, its personnel and its Clients will be resolved as follows:

1. Where the conflict of interest is a conflict involving the Firm, the firm will abstain from changing the ISS vote determination on the website;

2. Where the conflict of interest is a personal conflict involving the Portfolio Manger, the Portfolio Manger will abstain from the voting decision, and the HCM Compliance

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Officer, after consultation with the HCM CFO, will determine whether to vote the proxy or allow ISS to vote the proxy.

Confirming Independence of ISS. The Firm has confirmed that ISS has the experience, capacity and competence to vote proxies. ISS has represented that it will not provide this service in connection with any proxy concerning a company for which it provides substantial services, or it otherwise has a relationship which would preclude it from making recommendations in an impartial manner and in the best interests of the Firm’s Clients. The Firm has no affiliation or material business, professional or other relationship with ISS. ISS has also undertaken to inform the Compliance Officer, or her designee, or any relationship it has or may have in the future with any company for which ISS proposes to provide proxy voting recommendations (including any compensation received or to be received from such company).

Recordkeeping. The Firm must retain copies of (i) its proxy voting policies and procedures and all amendments thereto; (ii) a list of the proxy statements received and forwarded to ISS regarding Client securities; (iii) records of votes cast by ISS and the Firm on behalf of Clients; (iv) records of Client requests for proxy voting information; (vii) any records relating to the qualifications of ISS and how it addresses material conflicts of interest; and (vii) records relating to how the Firm addressed material conflicts of interest. The information should be retained by the HCM’s Head of Operations and copies should be sent to the HCM’s Compliance Officer, or her designee.

          In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the JPMorgan Funds’ website at www.jpmorganfunds.com and are on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

          A Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) a Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of a Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

          As used in a Trust’s Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by a Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by a Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of a Trust to particular Funds will be determined by the Board of Trustees of a Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of a Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

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          As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” of the Trust, a particular Fund or a particular class of a Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund, or (b) 67% or more of the shares of the Trust, such Fund or such class of such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust, such Fund or such class of such Fund, as applicable, shall decide the question.

          Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

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APPENDIX A—DESCRIPTION OF RATINGS

          The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

          Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1

Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2

Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3

Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“+” or ”-”	may be appended to a rating to denote relative status within major rating categories.

‘PIF’	denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’	indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’

A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Moody’s Investors Service, Inc. (“Moody’s”)

Prime-1

Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service (“DBRS”)

R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

D	Default

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)

Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)

Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)

Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)

Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)

Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

D

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF BANK RATINGS

Moody’s

Moody’s Bank Financial Strength Ratings (BFSRs) represent Moody’s opinion of a bank’s intrinsic safety and soundness and, as such, exclude certain external credit risks and credit support elements that are addressed by Moody’s Bank Deposit Ratings. In addition to commercial banks, Moody’s BFSRs may also be assigned to other types of financial institutions such as multilateral development banks, government-sponsored financial institutions and national development financial institutions.

A

These banks possess superior intrinsic financial strength. Typically they will be institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B

These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C

These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D

Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E

Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

     Corporate and Municipal Bond Ratings

     Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A

Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C

The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*: Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

     Long-Term Ratings: Bonds and Preferred Stock

     Investment Grade

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Non-Investment Grade

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

     Investment Grade

AAA

HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

DBRS

     Bond and Long-Term Debt Rating Scale

The DBRS long-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA

Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A

Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB

Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB

Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B

Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C

Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa

Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa

These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba

Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa

Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group — with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

     Short-Term Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R

An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch Ratings may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA

EXCEPTIONALLY STRONG. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA

VERY STRONG. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A

STRONG. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB

GOOD. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB

Moderately Weak. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B

Weak. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C

Very Weak. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D

Distressed. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-’D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

“+” or “-”

may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘CCC’ category.

Short-Term Insurer Financial Strength Ratings

A Fitch Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weighting given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1

STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3

MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DBRS

     Preferred Share Rating Scale

The DBRS preferred share rating scale is used in the Canadian securities market and is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both dividend and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high”

and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category.

Pfd-1

Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2

Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3

Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4

Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5

Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”

A security rated D implies the issuer has either not met a scheduled dividend or principal payment or the issuer has made it clear it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.